FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-08

March 26, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,118,523,506
(Approximate Mortgage Pool Balance)

$963,328,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2015-GC29
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2015-GC29

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Rialto Mortgage Finance, LLC
FCRE REL, LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Deutsche Bank Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated January 16, 2015, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, anticipated to be dated on or about March 27, 2015 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$29,302,000	30.000%(5)	[__]%	(6)	2.85	5/15 – 1/20
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$146,427,000	30.000%(5)	[__]%	(6)	4.92	1/20 – 4/20
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$220,000,000	30.000%(5)	[__]%	(6)	9.81	8/24 – 3/25
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$334,415,000	30.000%(5)	[__]%	(6)	9.91	3/25 – 4/25
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$52,822,000	30.000%(5)	[__]%	(6)	7.22	4/20 – 8/24
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$838,892,000(8)	N/A	[__]%	Variable IO(9)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$72,704,000(8)	N/A	[__]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa1(sf) / AAAsf / AAA(sf)	$55,926,000(11)	25.000%	[__]%	(6)(7)	9.99	4/25 – 4/25
Class B(10)	NR / AA-sf / AA(sf)	$72,704,000(11)	18.500%	[__]%	(6)(7)	9.99	4/25 – 4/25
Class PEZ(10)	NR / A-sf / A-(sf)	$180,362,000(11)	13.875%(12)	(7)	(7)	9.99	4/25 – 4/25
Class C(10)	NR / A-sf / A-(sf)	$51,732,000(11)	13.875%(12)	[__]%	(6)(7)	9.99	4/25 – 4/25
NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class D	NR / BBB-sf / BBB-(sf)	$65,713,000	8.000%	[__]%	(6)	9.99	4/25 – 4/25
Class X-D	NR / BBB-sf / BBB-(sf)	$65,713,000 (8)	N/A	[__]%	Variable IO(9)	N/A	N/A
Class E	NR / BBsf / BB(sf)	$23,769,000	5.875%	[__]%	(6)	9.99	4/25 – 4/25
Class F	NR / Bsf / BB-(sf)	$11,185,000	4.875%	[__]%	(6)	9.99	4/25 – 4/25
Class G	NR / NR / B(sf)	$15,380,000	3.500%	[__]%	(6)	9.99	4/25 – 4/25
Class H	NR / NR / NR	$39,148,505	0.000%	[__]%	(6)	9.99	4/25 – 4/25
Class S(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(14)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)
Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, of each mortgage loan and otherwise based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate specified in clause (ii), or (iv) the weighted average rate specified in clause (ii) less a specified percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY (continued)

(8)
The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class D certificates from time to time.

(9)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class D certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $55,926,000, $72,704,000 and $51,732,000, respectively. The exchangeable certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the exchangeable certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the Closing Date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of exchangeable certificates that could be outstanding on the Closing Date, equal to $180,362,000 (subject to a variance of plus or minus 5%).

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loans with an anticipated repayment date. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the free writing prospectus.

(14)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,118,523,506
Number of Mortgage Loans	86
Number of Mortgaged Properties	108
Average Cut-off Date Mortgage Loan Balance	$13,006,087
Weighted Average Mortgage Interest Rate	4.1704%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	111
Weighted Average Remaining Amortization Term (months)(4)	357
Weighted Average Cut-off Date LTV Ratio(5)	63.2%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	56.6%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	1.91
Weighted Average Debt Yield on Underwritten NOI(8)	10.1%
% of Mortgage Loans with Subordinate Debt	9.8%
% of Mortgaged Properties with Single Tenants	14.4%

(1)
The Selig Office Portfolio, 3 Columbus Circle, 170 Broadway, Crowne Plaza Bloomington, Eastmont Town Center and Commerce Point I & II mortgage loans have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit/bed/pad calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest-only for the entire term.

(5)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 5 mortgage loans, representing approximately 4.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the respective Cut-off Date LTV Ratio was calculated using either (i) an “as stabilized” or “prospective market value upon completion” appraised value because the capital improvements and/or repairs at the property were reserved for at origination, (ii) an “as-is” appraised value plus related Property Improvement Plan costs which were reserved for at origination, (iii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination or (iv) an “as-is / as stabilized” appraised value representing the appraiser’s expectation of stabilization within three months from the date of the appraisal. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 63.5%. See “Description of the Mortgage Pool —Certain Calculations and Definitions” in the Free Writing Prospectus for a description of the Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 17 mortgage loans, representing approximately 27.9% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to the Amsdell – Sentinel Self Storage mortgage loan, representing approximately 0.3% of the initial pool balance, the respective Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF were calculated using the Cut-off Date principal balance of the Amsdell – Sentinel Self Storage mortgage loan less a $135,000 holdback taken at origination.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Deutsche Bank Securities Inc. and Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,118,523,506

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of March 30, 2015
Closing Date:	April 15, 2015
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in April 2015 (or, in the case of any mortgage loan that has its first due date in May 2015, the date that would have been its due date in April 2015 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or, if such 6th day is not a business day, the next business day, commencing in May 2015
Distribution Date:	The 4th business day after the Determination Date, commencing in May 2015
Interest Accrual:	The preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	April 2048
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$1,118,523,505 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 86 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,118,523,506 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,006,087 and are secured by 108 mortgaged properties located throughout 26 states

—	LTV: 63.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.91x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.1% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 61.1% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	17.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity or anticipated repayment date

-	44.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or anticipated repayment date

—	Hard Lockboxes: 64.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  86.6% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 81 mortgage loans representing 88.2% of the Initial Pool Balance

-	Insurance: 68 mortgage loans representing 44.3% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 79 mortgage loans representing 87.8% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 44 mortgage loans representing 84.5% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use and industrial properties.

—	Predominantly Defeasance: 91.0% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 38.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 16.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (9.4% are anchored or shadow anchored retail properties; 5.1% are single tenant retail properties)

—	Mixed Use: 16.2% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Multifamily: 16.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 6.2% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■
Geographic Diversity:  The 108 mortgaged properties are located throughout 26 states with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (31.5%), Washington (11.2%) and Arizona (11.2%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	43	44	$575,400,170	51.4%
Goldman Sachs Mortgage Company	14	28	334,063,511	29.9
Rialto Mortgage Finance, LLC	22	28	179,257,540	16.0
FCRE REL, LLC	7	8	29,802,284	2.7
Total	86	108	$1,118,523,506	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Beds / Units / Pads	Cut-off Date Balance Per SF / Room / Bed / Unit / Pad	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Selig Office Portfolio	$125,000,000	11.2%	Office	1,631,457	$211	2.22	x	9.3%	63.4%
160 Fifth Avenue	110,000,000	9.8	Mixed Use	141,497	$777	1.80	x	8.0%	50.0%
3 Columbus Circle	100,000,000	8.9	Office	525,807	$666	2.30	x	8.8%	50.0%
Apollo Education Group Headquarters	91,500,000	8.2	Office	599,664	$153	3.94	x	15.7%	50.0%
Parkchester Commercial	65,000,000	5.8	Mixed Use	541,232	$120	1.74	x	10.9%	58.0%
170 Broadway	50,000,000	4.5	Retail	16,134	$4,339	1.22	x	7.1%	70.0%
Papago Arroyo	29,250,000	2.6	Office	279,411	$105	1.48	x	9.8%	70.5%
Ansley Walk	25,000,000	2.2	Multifamily	242	$103,306	1.36	x	8.4%	74.6%
400 Plaza Drive	22,000,000	2.0	Office	258,459	$85	1.49	x	10.0%	73.3%
Stone Manor	21,980,000	2.0	Multifamily	238	$92,353	1.32	x	8.2%	72.3%
Top 10 Total / Wtd. Avg.	$639,730,000	57.2%				2.16	x	9.9%	58.5%
Remaining Total / Wtd. Avg.	478,793,506	42.8				1.59	x	10.4%	69.6%
Total / Wtd. Avg.	$1,118,523,506	100.0%				1.91	x	10.1%	63.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut- off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Selig Office Portfolio	$125,000,000	11.2%	$220,000,000	$345,000,000	CGCMT 2015-GC29	Midland	Midland
3 Columbus Circle(1) (2)	$100,000,000	8.9%	$250,000,000	$350,000,000	COMM 2015-CCRE22	Wells	Midland
170 Broadway	$50,000,000	4.5%	$20,000,000	$70,000,000	CGCMT 2015-GC29	Midland	Midland
Crowne Plaza Bloomington	$13,962,227	1.2%	$12,216,949	$26,179,176	CGCMT 2015-GC29	Midland	Midland
Eastmont Town Center(1)(3)	$12,325,000	1.1%	$29,000,000	$41,325,000	CGCMT 2015-GC29	Midland	Midland
Commerce Point I & II(1)	$5,000,000	0.4%	$10,000,000	$15,000,000	CGCMT 2015-GC29	Midland	Midland

(1)	The “controlling note” for the subject loan combination is a companion loan and not the mortgage loan that is included in this securitization transaction.
(2)
The 3 Columbus Circle loan combination will be serviced pursuant to the COMM 2015-CCRE22 pooling and servicing agreement, until the securitization of the 3 Columbus Circle controlling companion loan.  Following the securitization of the 3 Columbus Circle controlling companion loan, the 3 Columbus Circle loan combination will be serviced pursuant to the pooling and servicing agreement related to such securitization transaction (the parties to which pooling and servicing agreement have not been identified).

(3)
The Eastmont Town Center loan combination will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement, until the securitization of the Eastmont Town Center companion loan.  Following the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination will be serviced pursuant to the pooling and servicing agreement related to such securitization transaction (the parties to which pooling and servicing agreement have not been identified).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Subordinate Loan
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Subordinate Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
160 Fifth Avenue(1)(2)	$110,000,000	(1)	(1)	5.6290%(1)	50.0%	(2)	1.80x	(2)

(1)
There is a subordinate loan in the amount of $38,000,000 made to the related borrower which is initially being held by RREEF Spezial Invest GmbH.  Such subordinate loan is guaranteed by the sole member of the borrower and secured by a pledge of the sole member’s interests in the related mortgage borrower.  In addition, the subordinate lender also made a $1,000,000 preferred equity contribution to an indirect owner of 100% of the equity interests in borrower.  Lastly, an affiliate of the related borrower also made a $27,239,242 subordinated loan to other affiliates of the borrower which is secured by a pledge of 100% of the affiliate borrowers’ equity interests in an entity which owns, indirectly, 100% of the borrower.

(2)
At the origination of the mortgage loan, based on information provided by the borrower, the loan-to-value ratio and underwritten net cash flow debt service coverage ratio were 67.7% and 1.10x, respectively, using a total debt balance of $149,000,000.  Both calculations include the $38,000,000 subordinate loan to the related borrower and the $1,000,000 of preferred equity to an indirect owner of the borrower.  The calculations do not include the $27,239,242 subordinated loan to other affiliates of the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
1000 Second Avenue	GSMC	Seattle	WA	Office	$44,077,135	3.9%	JPMCC 2005-LDP5
2901 Third Avenue	GSMC	Seattle	WA	Office	$18,824,610	1.7%	JPMCC 2005-LDP5
3101 Western Avenue	GSMC	Seattle	WA	Office	$15,840,220	1.4%	JPMCC 2005-LDP5
300 Elliott Avenue West	GSMC	Seattle	WA	Office	$13,888,889	1.2%	JPMCC 2005-LDP5
3131 Elliott Avenue	GSMC	Seattle	WA	Office	$13,659,321	1.2%	JPMCC 2005-LDP5
2615 Fourth Avenue	GSMC	Seattle	WA	Office	$8,218,549	0.7%	JPMCC 2005-LDP5
190 Queen Anne Avenue North	GSMC	Seattle	WA	Office	$4,843,893	0.4%	JPMCC 2005-LDP5
Papago Arroyo	GSMC	Tempe	AZ	Office	$29,250,000	2.6%	BSCMS 2005-PW10; BSCMS 2006-PW13
Ansley Walk	RMF	Lafayette	LA	Multifamily	$25,000,000	2.2%	FHMS K707; FREMF 2012-K707
Maison 140	CGMRC	Beverly Hills	CA	Hospitality	$9,000,000	0.8%	CGCMT 2007-FL3A
Safe Storage 910 Enterprise Court - Lexington	RMF	Lexington	KY	Self Storage	$7,007,226	0.6%	JPMCC 2007-CB18
Safe Storage Industry Parkway - Nicholasville	RMF	Nicholasville	KY	Self Storage	$5,234,193	0.5%	JPMCC 2006-CB14
Safe Storage Etter Drive - Nicholasville	RMF	Nicholasville	KY	Self Storage	$3,191,459	0.3%	JPMCC 2006-CB14
Sherman Plaza	GSMC	Saugus	MA	Retail	$14,250,000	1.3%	COMM 2005-LP5
Crowne Plaza Bloomington	CGMRC	Bloomington	MN	Hospitality	$13,962,227	1.2%	BSCMS 2007-PW17
Eastmont Town Center	CGMRC	Oakland	CA	Office	$12,325,000	1.1%	WBCMT 2005-C17
Victory Crossing	RMF	Portsmouth	VA	Retail	$11,100,000	1.0%	BSCMS 2005-PWR8
1030 Elizabeth Street	RMF	Nicholasville	KY	Self Storage	$5,144,293	0.5%	JPMCC 2006-CB14
Mansell Shops	CGMRC	Roswell	GA	Retail	$9,200,000	0.8%	BSCMS 2005-PWR8
Extra Space Arapahoe & Holly	GSMC	Centennial	CO	Self Storage	$9,000,000	0.8%	CSFB 2005-C3
Parkwest Crossing	CGMRC	Durham	NC	Retail	$7,837,500	0.7%	JPMCC 2001-CIB2
Marple Commons	GSMC	Broomall	PA	Office	$7,500,000	0.7%	CD 2005-CD1
Crossview Courts Apartments	RMF	Houston	TX	Multifamily	$6,900,000	0.6%	CSMC 2006-C1
Caxton Building	CGMRC	Cleveland	OH	Office	$5,767,040	0.5%	JPMCC 2005-LDP2
Tara Hall Apartments	RMF	Houston	TX	Multifamily	$4,800,000	0.4%	CSFB 2005-C5
Northwood & Gypsy Lane Apartments	CGMRC	Youngstown	OH	Multifamily	$4,753,673	0.4%	JPMCC 2004-CBX
Red Mountain Shopping Center	CGMRC	Mesa	AZ	Retail	$4,025,550	0.4%	CD 2006-CD2
Campus Walk Apartments	RMF	Tallahassee	FL	Multifamily	$3,695,339	0.3%	WBCMT 2004-C15
103rd Street Family Center	CGMRC	Jacksonville	FL	Retail	$3,600,000	0.3%	MSC 2005-HQ6
Chester Square	CGMRC	Avon	OH	Retail	$3,487,172	0.3%	BACM 2007-2
12285 McNulty Road	CGMRC	Philadelphia	PA	Industrial	$2,825,000	0.3%	BACM 2001-1
Safe and Secure Self Storage	CGMRC	Lake Villa	IL	Self Storage	$1,615,665	0.1%	JPMCC 2005-LDP1

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	24	$431,136,391	38.5%	2.42x	59.3%	10.8%
CBD	13	246,682,040	22.1	2.19x	58.4%	9.3%
General Suburban	8	169,793,160	15.2	2.82x	59.5%	13.2%
Medical	3	14,661,191	1.3	1.56x	72.3%	10.2%
Retail	27	$189,392,031	16.9%	1.47x	70.6%	9.3%
Anchored	11	86,068,268	7.7	1.61x	71.8%	10.2%
Single Tenant Retail	4	56,977,633	5.1	1.24x	69.1%	7.3%
Unanchored	7	27,637,499	2.5	1.55x	69.2%	10.1%
Shadow Anchored	5	18,708,630	1.7	1.47x	72.1%	10.5%
Mixed Use	3	$180,992,785	16.2%	1.77x	53.5%	9.1%
Office/Retail	1	110,000,000	9.8	1.80x	50.0%	8.0%
Retail/Office	1	65,000,000	5.8	1.74x	58.0%	10.9%
Self Storage/Retail	1	5,992,785	0.5	1.58x	68.1%	9.9%
Multifamily	29	$178,777,189	16.0%	1.47x	70.6%	9.5%
Garden	26	157,627,071	14.1	1.45x	71.2%	9.4%
Mid-Rise	1	16,480,000	1.5	1.69x	64.9%	11.0%
Student Housing	2	4,670,118	0.4	1.34x	70.1%	8.9%
Hospitality	6	$68,853,133	6.2%	1.66x	68.2%	11.8%
Full Service	3	36,712,227	3.3	1.70x	67.9%	12.3%
Extended Stay	2	26,700,000	2.4	1.58x	67.5%	10.9%
Limited Service	1	5,440,906	0.5	1.70x	73.5%	12.8%
Self Storage	13	$48,319,085	4.3%	1.78x	67.8%	10.1%
Industrial	4	$17,699,995	1.6%	1.59x	70.6%	11.1%
Flex	3	12,721,565	1.1	1.58x	70.5%	10.5%
Warehouse	1	4,978,431	0.4	1.61x	71.1%	12.6%
Manufactured Housing	2	$3,352,898	0.3%	1.70x	74.9%	10.7%
Total / Wtd. Avg.	108	$1,118,523,506	100.0%	1.91x	63.2%	10.1%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	8	$352,731,358	31.5%	$1,170,650,000	42.5%	$54,363,686	33.4%
Washington	9	125,000,000	11.2	544,500,000	19.8	32,076,365	19.7
Arizona	3	124,775,550	11.2	230,160,000	8.4	17,622,004	10.8
Texas	8	44,434,816	4.0	65,115,000	2.4	4,864,640	3.0
California	5	42,875,000	3.8	108,400,000	3.9	8,354,411	5.1
Florida	8	41,366,479	3.7	58,700,000	2.1	4,331,498	2.7
Michigan	5	40,863,160	3.7	57,720,000	2.1	4,002,466	2.5
Ohio	12	40,019,305	3.6	57,505,000	2.1	4,368,242	2.7
North Carolina	12	35,747,713	3.2	50,380,000	1.8	3,433,457	2.1
Illinois	5	29,425,165	2.6	58,440,000	2.1	3,578,432	2.2
Kentucky	8	29,251,225	2.6	39,780,000	1.4	2,876,485	1.8
Louisiana	2	27,946,523	2.5	37,500,000	1.4	2,449,578	1.5
New Jersey	1	22,000,000	2.0	30,000,000	1.1	2,205,128	1.4
Arkansas	1	21,980,000	2.0	29,400,000	1.1	1,796,280	1.1
Massachusetts	4	21,771,532	1.9	30,000,000	1.1	2,055,279	1.3
South Carolina	2	19,850,000	1.8	29,250,000	1.1	2,102,818	1.3
Georgia	3	18,303,669	1.6	29,900,000	1.1	1,989,467	1.2
Minnesota	1	13,962,227	1.2	31,900,000	1.2	3,400,765	2.1
Virginia	2	13,600,000	1.2	18,350,000	0.7	1,460,907	0.9
Pennsylvania	2	10,325,000	0.9	14,350,000	0.5	1,129,099	0.7
Colorado	1	9,000,000	0.8	18,240,000	0.7	1,099,555	0.7
Tennessee	1	9,000,000	0.8	12,800,000	0.5	913,648	0.6
Alabama	2	8,108,170	0.7	10,900,000	0.4	740,147	0.5
Indiana	1	7,000,000	0.6	9,750,000	0.4	586,902	0.4
Nebraska	1	5,440,906	0.5	7,400,000	0.3	697,777	0.4
Maryland	1	3,745,709	0.3	5,190,000	0.2	390,700	0.2
Total	108	$1,118,523,506	100.0%	$2,756,280,000	100.0%	$162,889,736	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Cut-off Date Balances

			% of
	Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
619,367 - 4,999,999	38	$120,091,582	10.7%
5,000,000 - 9,999,999	25	179,709,352	16.1
10,000,000 - 14,999,999	9	108,546,727	9.7
15,000,000 - 19,999,999	4	70,445,845	6.3
20,000,000 - 29,999,999	4	98,230,000	8.8
30,000,000 - 69,999,999	2	115,000,000	10.3
70,000,000 - 125,000,000	4	426,500,000	38.1
Total	86	$1,118,523,506	100.0%

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.22 - 1.30	4	$74,165,000	6.6%
1.31 - 1.40	13	105,245,033	9.4
1.41 - 1.50	23	162,619,357	14.5
1.51 - 1.60	15	99,059,502	8.9
1.61 - 1.70	12	96,420,939	8.6
1.71 - 1.80	6	215,637,227	19.3
1.81 - 1.90	5	25,978,402	2.3
1.91 - 2.00	2	3,112,342	0.3
2.01 - 3.94	6	336,285,705	30.1
Total	86	$1,118,523,506	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Amortizing (25 Years)	8	$27,073,364	2.4%
Amortizing (30 Years)	27	151,882,342	13.6
Amortizing (30 Years) - ARD	1	12,325,000	1.1
Interest Only, Then Amortizing(2)	45	491,742,800	44.0
Interest Only	5	435,500,000	38.9
Total	86	$1,118,523,506	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date.
(2)	Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
			% of
			Initial
	Number of	Cut-off Date	Pool
Lockbox Type	Mortgage Loans	Balance	Balance
Hard	26	$718,683,216	64.3%
Springing	52	351,659,053	31.4
None	5	32,705,379	2.9
Soft	3	15,475,858	1.4
Total	86	$1,118,523,506	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
45.9 - 49.9	3	$14,829,533	1.3%
50.0 - 54.9	5	311,290,492	27.8
55.0 - 59.9	1	65,000,000	5.8
60.0 - 64.9	12	196,991,195	17.6
65.0 - 69.9	16	94,845,393	8.5
70.0 - 74.9	40	364,541,894	32.6
75.0 - 76.8	9	71,025,000	6.3
Total	86	$1,118,523,506	100.0%
(1)		See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
35.5 - 39.9	2	$5,829,533	0.5%
40.0 - 44.9	2	12,431,397	1.1
45.0 - 49.9	5	99,693,504	8.9
50.0 - 54.9	13	368,219,284	32.9
55.0 - 59.9	29	158,102,363	14.1
60.0 - 64.9	23	355,244,925	31.8
65.0 - 69.5	12	119,002,500	10.6
Total	86	$1,118,523,506	100.0%
(1)		See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Loan Purpose	Loans	Balance	Balance
Refinance	45	$728,474,513	65.1%
Acquisition	36	367,709,333	32.9
Recapitalization	5	22,339,660	2.0
Total	86	$1,118,523,506	100.0%

Distribution of Mortgage Interest Rates
			% of
	Number of		Initial
Range of Mortgage	Mortgage		Pool
Interest Rates (%)	Loans	Cut-off Date Balance	Balance
3.610 - 4.000	6	$397,490,492	35.5%
4.001 - 4.250	20	305,087,868	27.3
4.251 - 4.500	30	234,943,231	21.0
4.501 - 4.750	18	114,176,996	10.2
4.751 - 5.000	8	46,423,977	4.2
5.001 - 5.250	3	15,680,559	1.4
5.251 - 5.350	1	4,720,383	0.4
Total	86	$1,118,523,506	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
7.1 - 7.9	3	$61,115,000	5.5%
8.0 - 8.9	12	316,078,436	28.3
9.0 - 9.9	24	284,826,247	25.5
10.0 - 10.9	22	205,055,281	18.3
11.0 - 11.9	8	65,171,522	5.8
12.0 - 12.9	10	61,706,581	5.5
13.0 - 13.9	5	26,079,948	2.3
14.0 - 14.9	1	6,990,492	0.6
15.0 - 15.7	1	91,500,000	8.2
Total	86	$1,118,523,506	100.0%
(1)		See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.1 - 7.9	8	$ 217,488,266	19.4%
8.0 - 8.9	24	432,127,373	38.6
9.0 - 9.9	28	205,047,565	18.3
10.0 - 10.9	15	118,740,801	10.6
11.0 - 11.9	6	33,214,428	3.0
12.0 - 12.9	3	13,414,580	1.2
13.0 - 13.9	1	6,990,492	0.6
14.0 - 14.9	1	91,500,000	8.2
Total	86	$1,118,523,506	100.0%
(1)		See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
12	5	$49,940,000	4.5%
24	16	$181,247,000	16.2%
36	9	$67,225,000	6.0%
60	15	$193,330,800	17.3%

Distribution of Original Terms to Maturity/ARD(1)
	Number of		% of Initial
Original Term to	Mortgage	Cut-off Date	Pool
Maturity/ARD (months)	Loans	Balance	Balance
60	6	$146,761,574	13.1%
120	80	971,761,932	86.9
Total	86	$1,118,523,506	100.0%
(1)		See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
			% of
Range of Remaining	Number of		Initial
Terms to Maturity/ARD	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
57 – 60	6	$146,761,574	13.1%
112 – 116	4	16,405,196	1.5
117 - 120	76	955,356,735	85.4
Total	86	$1,118,523,506	100.0%
(1)		See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
			% of
Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	5	$435,500,000	38.9%
300	9	29,573,364	2.6
324	1	3,600,000	0.3
360	71	649,850,142	58.1
Total	86	$1,118,523,506	100.0%
(1)		All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	5	$435,500,000	38.9%
295 – 300	9	29,573,364	2.6
324	1	3,600,000	0.3
352 - 360	71	649,850,142	58.1
Total	86	$1,118,523,506	100.0%
(1)		All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage		Pool
Provision	Loans	Cut-off Date Balance	Balance
Defeasance	81	$1,018,055,756	91.0%
Yield Maintenance	4	91,467,750	8.2
YM or Defeasance	1	9,000,000	0.8
Total	86	$1,118,523,506	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Real Estate Tax	81	$986,990,240	88.2%
Replacement Reserves(1)	79	$982,041,821	87.8%
TI/LC(2)	44	$697,815,458	84.5%
Insurance	68	$495,645,456	44.3%
(1)		Includes mortgage loans with FF&E reserves.
(2)		Percentage of total office, retail, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Apollo Education Group Headquarters	Office	$91,500,000	8.2%	59	3.94x	15.7%	50.0%
Beverly Hills Hotel Portfolio	Hospitality	$19,000,000	1.7%	60	1.67x	11.6%	60.9%
Solaire Apartments	Multifamily	$16,480,000	1.5%	59	1.69x	11.0%	64.9%
Eastmont Town Center	Office	$12,325,000	1.1%	60	1.56x	11.7%	70.0%
Summerlyn Apartments	Multifamily	$4,720,383	0.4%	59	1.69x	12.6%	67.8%
Lumen Dental	Office	$2,736,191	0.2%	57	1.41x	10.7%	64.4%

(1)
The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity or anticipated repayment date, as applicable, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW

Distributions
On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity net of yield maintenance charges and prepayment premiums and net of any excess interest distributable on the Class S certificates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D and Class X-D certificates:  (i) first, to interest on the Class D and Class X-D certificates, up to, and pro rata, in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G, Class H, Class S or Class R certificates.  Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Serviced Loans / Outside Serviced Mortgage Loans
Each of (i) the Selig Office Portfolio loan combination, (ii) the 170 Broadway loan combination, (iii) the Crowne Plaza Bloomington loan combination, (iv) prior to the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination, and (v) the Commerce Point I & II loan combination, constitutes a “serviced loan combination,” each related mortgage loan constitutes a “serviced mortgage loan” and each related companion loan constitutes a “serviced companion loan.”  Each of (i) the 3 Columbus Circle loan combination and (ii) following the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination, constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and all of the serviced mortgage loans, together with any serviced companion loans, are sometimes referred to in this Term Sheet as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2015-GC29 pooling and servicing agreement). The Eastmont Town Center loan combination will constitute a “serviced loan combination” until the securitization of the Eastmont Town Center companion loan. Following the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination will constitute an “outside serviced loan combination”.  See “—Loan Combinations” below.

Serviced Outside Controlled Pari Passu Loan Combinations
Each of (i) prior to the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination, and (ii) the Commerce Point I & II loan combination constitutes a “serviced outside controlled pari passu loan combination,” each related mortgage loan constitutes a “serviced outside controlled pari passu mortgage loan” and each related companion loan constitutes a “serviced outside controlled pari passu companion loan”, which signifies, in each case, that (x) they are being serviced (in the case of the Eastmont Town Center loan combination, only prior to the securitization of the Eastmont Town Center companion loan) by the master servicer and the special servicer under the CGCMT 2015-GC29 pooling and servicing agreement, and (y) the related “controlling note” with respect to each such loan combination is not included in this securitization transaction. The Eastmont Town Center loan combination will constitute a “serviced loan combination” until the securitization of the Eastmont Town Center companion loan. Following the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination will constitute an “outside serviced loan combination”. See “—Loan Combinations” below.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan.  In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances.  In the case of an outside serviced mortgage loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below).  As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates, Class S and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and the Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. If a serviced mortgage loan that is part of a serviced loan combination (if any) becomes a defaulted mortgage loan, and if the special servicer decides to sell such defaulted mortgage loan, then the special servicer will be required to sell the related pari passu companion loan(s) together with such defaulted mortgage loan as a single loan combination. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related companion loan(s) as one loan combination.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2015-GC29 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange

Directing Holder
The “Directing Holder” with respect to any mortgage loan or, if applicable, loan combination (other than an outside serviced loan combination) under the CGCMT 2015-GC29 pooling and servicing agreement will be:  (a) with respect to any such mortgage loan or loan combination other than any serviced outside controlled pari passu loan combination, the Controlling Class Representative and (b) with respect to any serviced outside controlled pari passu loan combination, the related Outside Controlling Note Holder.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class E, Class F, Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class. See “The Pooling and Servicing Agreement—Directing Holder” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Eightfold Real Estate Capital Fund III, L.P., or its affiliate, will be the initial controlling class certificateholder(s) and is expected to appoint Eightfold Real Estate Capital Fund III, L.P., or its affiliate, to be the initial Controlling Class Representative.

Outside Controlling Note Holder
With respect to each serviced outside controlled pari passu loan combination, the “Outside Controlling Note Holder” will be (i) at any time that the related companion loan is not included in a securitization trust, the holder of such companion loan, and (ii) if and for so long as the related companion loan is included in a securitization trust, such loan combination is being serviced under the CGCMT 2015-GC29 pooling and servicing agreement and no related Outside Consultation Termination Event has occurred and is continuing, the “controlling class representative” (or equivalent party) under the pooling and servicing agreement governing the securitization of the related companion loan or such other party specified in such pooling and servicing agreement as authorized to exercise the rights of the Outside Controlling Note Holder.  During any period that the related companion loan is included in a securitization trust and a related Outside Consultation Termination Event has occurred and is continuing, there will be no Outside Controlling Note Holder.

It is anticipated that (i) RAIT Funding, LLC will be the Outside Controlling Note Holder with respect to the Eastmont Town Center loan combination until the securitization of the Eastmont Town Center companion loan (at which point the Eastmont Town Center loan combination (a) will no longer be serviced under the CGCMT 2015-GC29 pooling and servicing agreement and will no longer constitute a “serviced outside controlled pari passu loan combination”, and (b) will instead constitute an “outside serviced loan combination” that is (x) serviced under the pooling and servicing agreement related to such securitization transaction and (y) controlled (prior to the occurrence of an applicable control termination event under such pooling and servicing agreement), by the outside controlling class representative related to such securitization transaction) and (ii) Rialto Mortgage Finance, LLC will be the initial Outside Controlling Note Holder with respect to the Commerce Point I & II loan combination.

Control Termination Event
A “Control Termination Event” will exist: (a) with respect to any serviced outside controlled pari passu loan combination, when a related Outside Control Termination Event has occurred and is continuing and (b) with respect to any other mortgage loan or, if applicable, loan combination, serviced under the CGCMT 2015-GC29 pooling and servicing agreement, when a CCR Control Termination Event has occurred and is continuing.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

CCR Control Termination Event
A “CCR Control Termination Event” will occur when no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a CCR Control Termination Event is deemed to have occurred pursuant to the terms of the CGCMT 2015-GC29 pooling and servicing agreement.

Outside Control Termination Event
An “Outside Control Termination Event” will exist when (a) a serviced outside controlled pari passu companion loan is included in a securitization and (b) the certificate administrator and the special servicer have received a related Outside Control Termination Event Notice (which has not been revoked).  An “Outside Control Termination Event Notice” is a written notice from a party to a serviced outside controlled pari passu companion loan securitization trust pooling and servicing agreement indicating that a “control termination event” (or the equivalent) has occurred and is continuing under such pooling and servicing agreement, which may be revoked in accordance with the terms of such pooling and servicing agreement if such control termination event ceases to exist.

Consultation Termination Event
A “Consultation Termination Event” will exist: (a) with respect to any serviced outside controlled pari passu loan combination, when a related Outside Consultation Termination Event has occurred and is continuing and (b) with respect to any other mortgage loan or, if applicable, loan combination serviced under the CGCMT 2015-GC29 pooling and servicing agreement, when a CCR Consultation Termination Event has occurred and is continuing.

CCR Consultation Termination Event
A “CCR Consultation Termination Event” will occur when no Class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a CCR Consultation Termination Event is deemed to have occurred pursuant to the terms of the CGCMT 2015-GC29 pooling and servicing agreement.

Outside Consultation Termination Event
An “Outside Consultation Termination Event” will occur when (a) a serviced outside controlled pari passu companion loan is included in a securitization trust, and (b) the certificate administrator and the special servicer have received a related Outside Consultation Termination Event Notice.  An “Outside Consultation Termination Event Notice” is a written notice from a party to a serviced outside controlled pari passu companion loan securitization trust pooling and servicing agreement indicating that a “consultation termination event” (or the equivalent) has occurred and is continuing under such pooling and servicing agreement.

Control/Consultation Rights
So long as an applicable Control Termination Event does not exist, the related Directing Holder will be entitled to have consent and/or consultation rights under the CGCMT 2015-GC29 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each mortgage loan or, if applicable, loan combination (other than an outside serviced mortgage loan).

After the occurrence and during the continuance of a CCR Control Termination Event or an Outside Control Termination Event, the consent rights of the Controlling Class Representative or the related Outside Controlling Note Holder, as applicable, will terminate, and the Controlling Class Representative or the related Outside Controlling Note Holder, as applicable, will retain consultation rights under the CGCMT 2015-GC29 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the applicable mortgage loan(s) and companion loan(s).

After the occurrence and during the continuance of a CCR Consultation Termination Event or a related Outside Consultation Termination Event, all of these rights of the Controlling Class Representative or the related Outside Controlling Note Holder, as applicable, with respect to the applicable mortgage loan(s) and companion loan(s) will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2015-GC29 pooling and servicing agreement, then a CCR Control Termination Event and a CCR Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the Controlling Class Representative will have limited consultation rights, and the applicable outside controlling class representative (or, in the case of the 3 Columbus Circle loan combination, prior to the securitization of the 3 Columbus Circle controlling companion loan, German American Capital Corporation (or its successor in interest), as the controlling noteholder of such loan combination) pursuant to the related outside servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)
Control/Consultation Rights (continued)
With respect to any serviced outside controlled pari pass loan combination, subject to the existence of any applicable Control Termination Event or Consultation Termination Event, the Controlling Class Representative will have limited consultation rights, and the related Outside Controlling Note Holder pursuant to the CGCMT 2015-GC29 pooling and servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such loan combination, as provided for in the related co-lender agreement and in the CGCMT 2015-GC29 pooling and servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations
The Selig Office Portfolio mortgage loan (evidenced by note A-1), which represents the controlling interest in the Selig Office Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $125,000,000 and represents approximately 11.2% of the Initial Pool Balance. The related companion loans (evidenced by note A-2 and note A-3), represent the non-controlling interests in the Selig Office Portfolio loan combination and are currently held by Goldman Sachs Mortgage Company outside the issuing entity.  The Selig Office Portfolio companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $220,000,000 and are expected to be contributed to one or more future commercial mortgage securitization transactions.  The Selig Office Portfolio mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement.

The 3 Columbus Circle mortgage loan (evidenced by note A-2 and note A-5), which represents a non-controlling interest in the 3 Columbus Circle loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 8.9% of the Initial Pool Balance. The related companion loans (evidenced by note A-1, A-3, note A-4 and note A-6), represent controlling and non-controlling interests in the 3 Columbus Circle loan combination.  The 3 Columbus Circle companion loan which is evidenced by the non-controlling note A-4 was contributed to the COMM 2015-CCRE22 securitization transaction.  The 3 Columbus Circle companion loan which is evidenced by the non-controlling note A-3 and note A-6 are currently held by Wells Fargo Bank, National Association and are expected to be included in the WFCM 2015-LC20 securitization transaction.  The 3 Columbus Circle companion loan which is evidenced by the controlling note A-1 (the “3 Columbus Circle controlling companion loan”) is currently held by German American Capital Corporation outside the issuing entity and is expected to the included in a future commercial mortgage securitization transaction.  The 3 Columbus Circle loan combination is an outside serviced loan combination.  It is expected that (i) prior to the securitization of the 3 Columbus Circle controlling companion loan, the 3 Columbus Circle loan combination will be serviced under the COMM 2015-CCRE22 pooling and servicing agreement for the COMM 2015-CCRE22 securitization and (ii) after the securitization of the 3 Columbus Circle controlling companion loan, the 3 Columbus Circle loan combination will be serviced under the pooling and servicing agreement for such securitization transaction.

The 170 Broadway mortgage loan (evidenced by note A-1), which represents the controlling interest in the 170 Broadway loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.5% of the Initial Pool Balance. The related companion loan (evidenced by note A-2), represents the non-controlling interest in the 170 Broadway loan combination and is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity.  The 170 Broadway companion loan has an outstanding principal balance as of the Cut-off Date of $20,000,000 and is expected to be contributed to one or more future commercial mortgage securitization transactions.  The 170 Broadway mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement.

The Crowne Plaza Bloomington mortgage loan (evidenced by note A-1), which represents the controlling interest in the Crowne Plaza Bloomington loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $13,962,227 and represents approximately 1.2% of the Initial Pool Balance. The related companion loan (evidenced by note A-2), represents the non-controlling interest in the Crowne Plaza Bloomington loan combination and is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity.  The Crowne Plaza Bloomington companion loan has an outstanding principal balance as of the Cut-off Date of $12,216,949 and is expected to be contributed to one or more future commercial mortgage securitization transactions.  The Crowne Plaza Bloomington mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement.

The Eastmont Town Center mortgage loan (evidenced by note A-1), which represents the non-controlling interest in the Eastmont Town Center loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $12,325,000 and represents approximately 1.1% of the Initial Pool Balance. The related companion loan (evidenced by note A-2), represents the controlling interest in the Eastmont Town Center loan combination and is currently held by RAIT Funding, LLC outside the issuing entity.  The Eastmont Town Center companion loan has an outstanding principal balance as of the Cut-off Date of $29,000,000 and is expected to be contributed to one or more future commercial mortgage securitization transactions.    It is expected that (i) prior to the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination will be serviced under the CGCMT 2015-GC29 pooling and servicing agreement and (ii) after the securitization of the Eastmont Town Center companion loan, the Eastmont Town Center loan combination will be serviced under the pooling and servicing agreement for such securitization transaction.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Loan Combinations (continued)
The Commerce Point I & II mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Commerce Point I & II loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $5,000,000 and represents approximately 0.4% of the Initial Pool Balance. The related companion loan (evidenced by note A-1), represents the controlling interest in the Commerce Point I & II loan combination and is currently held by Rialto Mortgage Finance, LLC outside the issuing entity.  The Commerce Point I & II companion loan has an outstanding principal balance as of the Cut-off Date of $10,000,000 and is expected to be contributed to one or more future commercial mortgage securitization transactions.  The Commerce Point I & II mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement.

Servicing Standard
Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2015-GC29 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced loan combination, the holders of any related serviced companion loan) as a collective whole as if such certificateholders (and, in the case of a serviced loan combination, the holders of any related serviced companion loan) constituted a single lender.  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a CCR Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (other than with respect to any serviced outside controlled pari passu loan combination) with or without cause at any time.

Prior to the occurrence and continuance of an Outside Control Termination Event, the special servicer may be removed and replaced by the related Outside Controlling Note Holder solely with respect to the related serviced outside controlled pari passu loan combination with or without cause at any time.

After the occurrence and during the continuance of a CCR Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer (except with respect to any serviced outside controlled pari passu loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates) , or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose).

Additionally, at any time after the occurrence and during the continuance of a CCR Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC29 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination and, except as contemplated by the next sentence, other than with respect to any serviced outside controlled pari passu loan combination), resulting in a solicitation of a certificateholder vote.  Likewise, at any time after the occurrence and during the continuance of an Outside Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC29 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer with respect to the related serviced outside controlled pari passu loan combination, resulting in a solicitation of a certificateholder vote.  In each case, the subsequent vote may result in the termination and replacement of the special servicer (with respect to the applicable mortgage loan(s) or, if applicable, loan combinations), if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) vote affirmatively to so replace.

Prior to the occurrence of a control termination event under an outside servicing agreement, the related outside special servicer under that outside servicing agreement generally may be replaced by the related outside controlling class representative in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2015-GC29 pooling and servicing agreement as described in the four preceding paragraphs.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Servicing Compensation
Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (or serviced loan combination, if applicable) (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan (or serviced loan combination, if applicable) but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer.  Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan (or serviced loan combination, if applicable) will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan (or serviced loan combination, if applicable) or related REO property; provided, that if the serviced mortgage loan (or serviced loan combination, if applicable) ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan (or serviced loan combination, if applicable) ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan (or serviced loan combination, if applicable) ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified loan combination, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (or serviced loan combination, if applicable) (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan (or serviced loan combination, if applicable), and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above.  For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence of an applicable Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights.  After an applicable Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the applicable serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of an applicable Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders (and, with respect to any serviced loan combination, any related serviced pari passu loan companion loan holder(s)) constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six (6) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” or “as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Summerlyn Apartments mortgage loan, the appraised value is the appraiser’s “as-is / as stabilized” appraised value of $6,960,000. This value represents the appraiser’s expectation of stabilization within three months from the appraisal with the additional occupancy of 5 units at the Mortgaged Property. At the time of the appraisal, 171 units were occupied for an occupancy of 85.5%. As of the occupancy date, 168 units were occupied for an occupancy of 84.0%. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender (which account, in the case of the Apollo Education Group Headquarters, is also the cash management account). Hospitality, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or beds in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

CERTAIN DEFINITIONS (continued)

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced loan combination, any class of securities backed by the related serviced companion loan). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or beds at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

CERTAIN DEFINITIONS (continued)

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent steps generally within 14 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

SELIG OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

SELIG OFFICE PORTFOLIO

Selig Office Portfolio
1 1000 Second Avenue Seattle, WA
2 2901 Third Avenue Seattle, WA
3 3101 Western Avenue Seattle, WA
4 300 Elliott Avenue West Seattle, WA
5 3131 Elliott Avenue Seattle, WA
6 2615 Fourth Avenue Seattle, WA
7 190 Queen Anne Avenue North Seattle, WA
8 200 First Avenue West Seattle, WA
9 18 West Mercer Street Seattle, WA
SEATTLE
Queen Anne
West Lake
Lake Union
Capitol Hill
Midtown
First Hill
Downtown
Yesler Terrace
International District
Puget Sound
Elliott Bay
SEATTLE CENTER
Space Needle
PIKE PLACE MARKET
PIONEER SQUARE
CenturyLink Field
Safeco Field
Seattle University
Sea-Tac Intl. Airport 13 Miles

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

SELIG OFFICE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	9	Loan Seller		GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance(4)		$125,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$211.47
Size (SF)	1,631,457	Percentage of Initial Pool Balance		11.2%
Total Occupancy as of 2/23/2015(1)	92.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/23/2015(1)	92.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		3.9085%
Appraised Value	$544,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)	120

Underwritten Revenues	$44,652,839
Underwritten Expenses	$12,576,474	Escrows
Underwritten Net Operating Income (NOI)	$32,076,365		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$30,307,148	Taxes	$255,019	$255,019
Cut-off Date LTV Ratio(2)	63.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	62.3%	Replacement Reserve	$0	$33,989
DSCR Based on Underwritten NOI / NCF(2)	2.35x / 2.22x	TI/LC	$0	$203,932
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.8%	Other(5)	$7,616,186	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$345,000,000	100.0%	Loan Payoff	$307,285,721	89.1%
			Principal Equity Distribution	27,103,125	7.9
			Reserves	7,871,205	2.3
			Closing Costs	2,739,949	0.8
Total Sources	$345,000,000	100.0%	Total Uses	$345,000,000	100.0%

(1)
Total Occupancy and Owned Occupancy include: (i) 6,715 SF of space leased by Triton Radio Networks whose lease expires in February 2016, but as of March 1, 2015 was dark and still paying rent, (ii) 24,882 SF of space for 5 tenants (Uber, CKCA2, Inc., Sound View Advisors, IKE – GPS and Katz Communications, Inc.) that have executed leases but have not yet taken occupancy or begun paying rent and (iii) 6,816 SF of space for one tenant (Koru Careers, Inc.) which has negotiated a lease that is out for signature. An unexecuted lease holdback of $3,900,807 was established at loan origination. On March 23, 2015, the borrower delivered the executed CKCA2, Inc. lease and it is expected that $2,145,444 will be released prior to the Closing Date. The remaining $1,755,363 will be released upon delivery of the executed lease for Koru Careers, Inc. We cannot assure you that these tenants will execute their leases, take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding these seven tenants are both 90.1%. Additionally, Total Occupancy and Owned Occupancy do not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal, or 1,717 SF of space that Michael Caryl, PS and Corporate Real Estate, Inc. will vacate at the end of their respective lease terms.

(2)	Calculated based on the aggregate balance of the Selig Office Portfolio Loan Combination.
(3)
The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $553,400,000 which includes “as stabilized” appraised values for four of the Selig Office Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 63.4%. See “—Appraisals” below.

(4)
The Cut-off Date Principal Balance of $125,000,000 represents note A-1 of a $345,000,000 loan combination evidenced by three pari passu notes. The companion loans, evidenced by note A-2 with a principal balance of $110,000,000 and note A-3 with a principal balance of $110,000,000, are expected to be contributed to future securitization transactions.

(5)
Other upfront reserve represents $3,900,807 for an unexecuted lease holdback related to two negotiated leases that are out for signature, $3,377,855 for unfunded obligations (primarily related to tenant improvements and unfunded free rent at the Selig Office Portfolio Properties) and a $337,524 deferred maintenance and environmental escrow reserve (primarily related to $200,000 for remediation of potential soil and groundwater issues at the 2615 Fourth Avenue Property, and various other items at the Selig Office Portfolio Properties, none greater than $20,000). See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Selig Office Portfolio Loan”) is part of a loan combination (the “Selig Office Portfolio Loan Combination”) evidenced by three pari passu notes that are together secured by first mortgages encumbering the borrower’s fee interest in nine office buildings located in Seattle, Washington (collectively, the “Selig Office Portfolio Properties”). The Selig Office Portfolio Loan (evidenced by note A-1), which represents the controlling interest in the Selig Office Portfolio Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $125,000,000 and represents approximately 11.2% of the Initial Pool Balance. The related companion loans (collectively, the “Selig Office Portfolio Companion Loan”) (evidenced by note A-2 and note A-3), represent the non-controlling interest in the Selig Office Portfolio Loan Combination and are currently held by Goldman Sachs Mortgage Company outside the Issuing Entity. The Selig Office Portfolio Companion Loan has an outstanding principal balance as of the Cut-off Date of $220,000,000 and is expected to be contributed to one or more future securitization transactions. The Selig Office Portfolio Loan Combination was originated by Goldman Sachs Mortgage Company on March 19, 2015. The Selig Office Portfolio Loan Combination has an original principal balance of $345,000,000 and each note has an interest rate of 3.9085% per annum. The borrower utilized the proceeds of the Selig Office Portfolio Loan Combination to refinance the existing debt on the Selig Office Portfolio Properties, fund reserves and pay origination costs.

The Selig Office Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Selig Office Portfolio Loan requires payments of interest only during its term. The scheduled maturity date of the Selig Office Portfolio Loan is the due date in April 2025. The Selig Office Portfolio Loan may be voluntarily prepaid in whole or in part on or after the due date in January 2025 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default under the Selig Office

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

SELIG OFFICE PORTFOLIO

Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Selig Office Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last Selig Office Portfolio Companion Loan is deposited.

■
The Mortgaged Properties. The Selig Office Portfolio Properties consist of five Class A and four Class B office buildings located in Seattle, Washington that were constructed between 1971 and 1986. The collateral securing the Selig Office Portfolio Loan Combination totals approximately 1,631,457 SF and the largest tenants include Holland America (11.0% of GLA, 9.9% of UW Base Rent), Washington State Ferries (5.3% of GLA, 5.6% of UW Base Rent), Emeritus Corporation (4.7% of GLA, 5.2% of UW Base Rent), Cell Therapeutics (4.0% of GLA, 5.0% of UW Base Rent) and Cisco Systems (4.1% of GLA, 4.8% of UW Base Rent). As of February 23, 2015, Total Occupancy and Owned Occupancy for the Selig Office Portfolio Properties were both 92.4%.

The following table presents certain information relating to the Selig Office Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)(2)	Property Class	Year Built / Renovated	Appraised Value(1)	UW NCF(1)
1000 Second Avenue	Seattle	WA	$44,077,135	447,792	97.8%	Class A	1986 / NAP	$192,000,000	$10,106,504
2901 Third Avenue	Seattle	WA	18,824,610	269,862	76.7%	Class A	1982 / NAP	82,000,000	4,058,884
3101 Western Avenue	Seattle	WA	15,840,220	187,035	96.1%	Class A	1984 / NAP	69,000,000	4,167,663
300 Elliott Avenue West	Seattle	WA	13,888,889	226,159	99.7%	Class B	1981 / NAP	60,500,000	3,790,919
3131 Elliott Avenue	Seattle	WA	13,659,321	189,849	91.3%	Class A	1986 / NAP	59,500,000	3,463,718
2615 Fourth Avenue	Seattle	WA	8,218,549	124,276	89.4%	Class A	1975 / NAP	35,800,000	2,097,270
190 Queen Anne Avenue North	Seattle	WA	4,843,893	84,582	98.1%	Class B	1974 / NAP	21,100,100	1,209,573
200 First Avenue West	Seattle	WA	3,673,095	66,470	85.2%	Class B	1971 / NAP	16,000,000	852,940
18 West Mercer Street	Seattle	WA	1,974,288	35,432	94.6%	Class B	1984 / NAP	8,600,000	559,677
Total / Wtd. Avg.			$125,000,000	1,631,457	92.4%			$544,500,000	$30,307,148

(1)	Based on the Selig Office Portfolio Loan Combination.
(2)
Occupancy as of February 23, 2015. Occupancy does not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal, or 1,717 SF of space that Michael Caryl, PS and Corporate Real Estate, Inc., will vacate at the end of their respective lease terms.

The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Tenant Name	Tenant Description	Renewal / Extension Options
Holland America
Holland America is widely recognized as a leader in the premium segment of the cruise industry. The company’s fleet of 15 ships annually offers more than 500 cruises to 415 ports of call in 98 countries, territories or dependencies. In 1989, Holland America Line Inc. became a wholly owned subsidiary of Carnival Corp (NYSE: CCL), the largest cruise company in the world.
1, 5-year option

Washington State Ferries
Washington State Ferries operates the largest ferry system in the United States. 22 ferries cross Puget Sound and its inland waterways, carrying more than 22 million passengers to 20 different ports of call. From Tacoma, Washington, to Sidney, British Columbia, the ferries travel up and down the Sound, acting as a marine highway for commercial users, tourists and daily commuters alike.
NA

Emeritus Corporation
Emeritus Corporation is the nation’s largest assisted living and memory care provider, with the ability to serve nearly 54,000 residents. Over 31,000 employees support more than 500 communities throughout 45 states coast to coast. In July 2014, Emeritus Corporation merged with Brookdale Senior Living Inc., the leading operator of senior living communities throughout the United States.
2, 5-year options

Cell Therapeutics
Cell Therapeutics is a biopharmaceutical company whose mission is to acquire, develop and bring to market less toxic, more effective ways to treat and cure cancer. The company has a commercial product, PIXUVRI®, available in certain markets in Europe, as well as a diverse late-stage development pipeline that it believes will drive future growth of the company. The Company is headquartered in Seattle, Washington, with offices in London and Milan.
2, 5-year options

Cisco Systems
Cisco System, Inc. (NASDAQ:CSCO), incorporated in 1984, designs, manufactures, and sells Internet protocol (IP)-based networking products and services related to the communications and information technology (IT) industry. The Company’s customers include businesses of all sizes, public institutions, telecommunication companies, other service providers and individuals.
2, 3-year options

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146

SELIG OFFICE PORTFOLIO

The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Holland America(2)(3)	NR / Baa1 / BBB+	179,042	11.0%	$3,845,112	9.9%	$21.48	12/31/2016	1, 5-year option
Washington State Ferries(4)	NR / NR / NR	86,510	5.3	2,162,750	5.6	25.00	8/31/2020	NA
Emeritus Corporation(5)	NR / NR / NR	76,690	4.7	2,009,635	5.2	26.20	9/30/2025	2, 5-year options
Cell Therapeutics(6)	NR / NR / NR	66,045	4.0	1,948,328	5.0	29.50	4/30/2022	2, 5-year options
Cisco Systems(7)	NR / A1 / AA-	66,363	4.1	1,850,868	4.8	27.89	7/10/2019	2, 3-year options
Immigration and Customs Enforcement	AAA / Aaa / AA+	51,235	3.1	1,748,124	4.5	34.12	3/31/2017	1, 5-year option
Customs & Border Protection	AAA / Aaa / AA+	48,220	3.0	1,633,824	4.2	33.88	3/31/2017	1, 5-year option
DDB Seattle(8)	NR / Baa1 / BBB+	54,369	3.3	1,449,900	3.7	26.67	3/31/2023	2, 5-year options
Seattle Housing Authority	NR/ NR / NR	67,601	4.1	1,354,548	3.5	20.04	3/25/2023	2, 5-year options
Ben Bridge	A+ / Aa2 / AA	41,686	2.6	1,008,094	2.6	24.18	8/23/2022	2, 5- or 10-year options
Ten Largest Tenants		737,761	45.2%	$19,011,183	48.8%	$25.77
Remaining Tenants		769,857	47.2	19,909,237	51.2	25.86
Vacant		123,839	7.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,631,457	100.0%	$38,920,420	100.0%	$25.82

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Holland America is expected to vacate all of its space at the end of its lease term in December 2016. The Selig Office Portfolio Loan is structured with a springing $170,000 monthly reserve commencing 18 months prior to this lease expiration and continuing until $3.0 million is reserved for the purpose of covering any costs associated with re-leasing this space.

(3)	Holland America has the right to contract its space by up to 10% per year on a noncumulative basis. However, the premises may not be reduced below 71,300 SF.
(4)
As of the Cut-off Date, Washington State Ferries is expected to occupy 124,374 SF at the 2901 Third Avenue Property. On March 11, 2015, the tenant signed a 5-year lease extension for 86,510 SF of this space, and is expected to vacate the remaining 37,864 SF in August 2015. The new lease terms are reflected in the underwriting; however Washington State Ferries will continue to pay rent on the full 124,374 SF through August 2015.

(5)
Emeritus Corporation subleases 7,969 SF of its space to TCS & Starquest Expeditions, Inc. (sublease expires November 30, 2021) and 26,386 SF of its space to Hart-Crowser (sublease expires September 30, 2025).

(6)	Cell Therapeutics has the one-time right and option to terminate its lease effective after May 2017 by giving no less than 12 months prior written notice and paying a termination fee.
(7)	Cisco Systems has the right to terminate its lease at any time after July 10, 2017, by giving no less than six months prior written notice and paying a termination fee.
(8)
DDB Seattle currently subleases 51,179 SF of its space to ThePlatform through its lease expiration on March 31, 2018. ThePlatform has executed a lease on floors 9, 10 and 11 of the 1000 Second Avenue Property that commences on April 1, 2018 and expires on March 31, 2023. ThePlatform lease includes two, 5-year extension options.

The following table presents the lease rollover schedule at the Selig Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	27,357	1.7%	1.7%	$57,156	0.1%	$2.090	36
2015	70,702	4.3	6.0%	1,891,336	4.9	26.75	15
2016	275,580	16.9	22.9%	6,339,642	16.3	23.00	36
2017	195,412	12.0	34.9%	5,734,158	14.7	29.34	40
2018	90,503	5.5	40.4%	2,378,298	6.1	26.28	19
2019	165,441	10.1	50.6%	4,523,699	11.6	27.34	21
2020	181,495	11.1	61.7%	4,845,816	12.5	26.70	33
2021	54,637	3.3	65.0%	1,473,765	3.8	26.97	8
2022	154,678	9.5	74.5%	4,325,135	11.1	27.96	10
2023	183,885	11.3	85.8%	4,689,575	12.0	25.50	18
2024	0	0.0	85.8%	0	0.0	0.00	0
2025	107,691	6.6	92.4%	2,661,840	6.8	24.72	9
2026 & Thereafter	237	0.0	92.4%	0	0.0	0.00	1
Vacant	123,839	7.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,631,457	100.0%		$38,920,420	100.0%	$25.82	246

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG OFFICE PORTFOLIO

The following table presents certain information relating to historical leasing at the Selig Office Portfolio Properties:

Historical Leased %(1)(2)
	2010	2011	2012	2013	2014
Selig Office Portfolio Properties	95.7%	91.8%	89.6%	95.0%	95.8%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.
(2)
Historical occupancy information for the 18 West Mercer Street Property was not available for 2010 or 2011, and historical occupancy for the 200 First Avenue West Property is not available for any period. The historical occupancy numbers shown reflect the weighted average occupancy of available occupancy figures.

The following table presents certain information relating to historical rent per SF at the Selig Office Portfolio Properties:

Historical Weighted Average Rent per SF(1)
Property Name	2012	2013	2014
1000 Second Avenue	$29.03	$29.62	$29.98
2901 Third Avenue	$27.35	$27.58	$27.64
3101 Western Avenue	$26.23	$27.16	$27.88
3131 Elliott Avenue	$25.29	$25.35	$25.67
300 Elliott Avenue West	$22.06	$22.06	$22.06
2615 Fourth Avenue	$24.27	$24.80	$25.41
190 Queen Anne Avenue North	$20.96	$20.74	$21.01
200 First Avenue West	NA	NA	$20.97
18 West Mercer Street	$21.84	$21.98	$22.60
Total / Wtd. Avg.	$25.98	$26.34	$26.42

(1)	As provided by the borrower.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Selig Office Portfolio Properties:

Cash Flow Analysis(1)
	2012	2013	2014(2)	TTM 1/31/2015(2)	Underwritten	Underwritten $ per SF
Base Rent(3)	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$38,920,420	$23.86
Gross Up Vacancy	0	0	0	0	3,192,256	1.96
Total Rent	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$42,112,676	$25.81
Total Reimbursables	912,986	1,022,309	1,379,313	1,400,356	1,320,573	0.81
Parking Revenue	3,426,089	3,704,549	3,584,885	3,594,843	3,594,843	2.20
Other Revenue(4)	743,928	756,308	785,696	817,004	817,004	0.50
Vacancy & Credit Loss	(35,785)	(1,629)	(94,310)	(94,310)	(3,192,256)	(1.96)
Effective Gross Income	$39,509,460	$43,169,757	$43,943,344	$44,081,390	$44,652,839	$27.37

Total Operating Expenses	$12,267,650	$12,489,151	$12,835,713	$12,810,605	$12,576,474	$7.71

Net Operating Income	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$32,076,365	$19.66
TI/LC	0	0	0	0	1,361,353	0.83
Replacement Reserves	0	0	0	0	407,864	0.25
Net Cash Flow	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$30,307,148	$18.58

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
With respect to the 200 First Avenue West Property, the first six months of cash flows in 2014 (prior to the borrower sponsor acquisition of such property) are not available. As such, the last six months of 2014 were annualized and presented in lieu of full-year 2014 financials, and the annualized trailing seven month cash flows are presented in lieu of TTM 1/31/2015 cash flows.

(3)
Underwritten cash flow is based on contractual rents as of February 23, 2015 and contractual rent steps through April 30, 2016. Underwritten Base Rent includes $224,953 of rental revenue for Triton Radio Networks, which is dark but still paying as of March 2015, and such lease expires in February 2016. Underwritten Base Rent also includes $768,536 for the following tenants that have executed leases but have not yet taken occupancy or begun paying rent: Uber, CKCA2, Inc., Sound View Advisors, IKE – GPS and Katz Communications, Inc.; and $163,584 for Koru Careers, Inc. which has negotiated a lease that is out for signature. An unexecuted lease holdback of $3,900,807 was established at loan origination. On March 23, 2015, the borrower delivered the executed CKCA2, Inc. lease and it is expected that $2,145,444 will be released prior to the Closing Date. The remaining $1,755,363 will be released upon delivery of the executed lease for Koru Careers, Inc. We cannot assure you that these tenants will execute their leases, take occupancy or begin paying rent as expected or at all.

(4)	Other Revenue includes storage rent and antenna rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG OFFICE PORTFOLIO

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Appraisals. According to the appraisals dated as of March 2, 2015, the Selig Office Portfolio Properties had an aggregate “as-is” appraised value of $544,500,000 and an aggregate “as stabilized” appraised value of $553,400,000, based on the “as stabilized” appraised values at four of the Selig Office Portfolio Properties as of dates ranging from September 2015 to June 2016 and assumes stabilized occupancy at the four respective Selig Office Portfolio Properties.

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Environmental Matters. According to a Phase I environmental report dated March 6, 2015, the 18 West Mercer Street Property contains a recognized environmental condition due to the remediation of petroleum or other solvents. However responsible third parties have been identified, and no further action was recommended. The report also recommended further evaluation to determine if groundwater being discharged from on-site sump pump required pre-treatment before discharge, and that an onsite groundwater monitoring well be decommissioned if no longer required for past gas station investigation. A Phase I environmental report dated March 4, 2015 with respect to the 300 Elliott Avenue West Property recommended that two onsite monitoring wells be decommissioned by a licensed professional if no longer required for environmental cleanup. A Phase I environmental report dated March 4, 2015 with respect to the 2615 Fourth Avenue Property recommended continued investigation and remediation of the documented soil and groundwater impacts on the property and the implementation of an asbestos operations and maintenance (O&M) plan at the property. A Phase I environmental report dated March 4, 2015 with respect to the 3131 Elliott Avenue Property identified a recognized environmental condition as a result of an adjacent property being listed in the regulatory database due to the presence of non-halogenated solvents, unspecified petroleum products and polynuclear aromatic hydrocarbons in both soil and groundwater and pending cleanup. However, as responsible third parties have been identified no further action was recommended. A Phase I environmental report dated March 4, 2015 with respect to the 3101 Western Avenue Property identified a recognized environmental condition as a result of the age of an underground storage tank located on the property. The consultant recommended annual tank tightness testing and inspection of the root system. In addition, the report identified an adjacent property being listed in the regulatory database due to the presence of polynuclear aromatic hydrocarbons, petroleum products and non-halogenated solvents in the soils and groundwater and pending cleanup. However, as responsible third parties have been identified no further action was recommended. According to the remaining Phase I environmental reports, each dated between March 4, 2015 and March 6, 2015, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos O&M plan at the 190 Queen Anne Avenue North and 200 First Avenue Properties.

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Market Overview and Competition. The Selig Office Portfolio Properties are located within the Seattle central business district, which contains approximately 41.9 million SF of office space with a direct vacancy level of 10.4% as of the fourth quarter of 2014, and rents with a weighted average asking rate of $31.37 per SF. The Seattle central business district recorded approximately 3.1 million SF of office leasing activity and approximately 1.5 million SF of absorption in 2014. The 1000 2nd Avenue Property is located in the Financial District submarket, and of the remaining eight properties, four are located in the Lower Queen Anne / Lake Union submarket and four are located in the Denny Regrade submarket. Office space in the Financial District submarket totaled 21.4 million SF with a direct vacancy level of 10.6% as of the fourth quarter of 2014 and average asking rents of $35.58 per SF. Office space in the Lower Queen Anne / Lake Union submarket totaled 8.1 million SF with a direct vacancy level of 4.4% as of the fourth quarter of 2014, and average asking rents of $31.16 per SF. Office space in the Denny Regrade submarket totaled 8.1 million SF with a direct vacancy level of 6.7% as of the fourth quarter of 2014, and direct average asking rents of $33.02 per SF. The Selig Office Portfolio Properties compete with office properties of similar location, type and class, which vary across the Selig Office Portfolio.

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The Borrower. The borrower of the Selig Office Portfolio Loan Combination is Selig Holdings Company L.L.C., a single-purpose entity that owns no assets other than the Selig Office Portfolio Properties. The non-recourse carveout guarantors are Selig Family Holdings, LLC and Martin Selig, jointly and severally. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Selig Office Portfolio Loan Combination. Martin Selig is the principal and founder of Martin Selig Real Estate. Martin Selig Real Estate was founded in 1958 and is a privately-held company in the commercial real estate industry in the state of Washington. Martin Selig Real Estate is headquartered in Seattle, Washington and owns a portfolio of more than 4.25 million SF of Seattle commercial office space across 19 buildings.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG OFFICE PORTFOLIO

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Escrows. In connection with the origination of the Selig Office Portfolio Loan, the borrower funded (a) a tax reserve of $255,019, (b) a deferred maintenance reserve of $337,524, (c) an unfunded obligations reserve of $3,377,855 related to tenant improvements and free rent at the Selig Office Portfolio Properties and (d) an unexecuted lease holdback in the amount of $3,900,807 relating to two leases covering a total of 14,642 SF at the Selig Office Portfolio Properties which were unexecuted and out for signature. On March 23, 2015, the borrower delivered an executed CKCA2, Inc. lease and it is expected that $2,145,444 will be released prior to the Closing Date, and $1,755,363 of the related funds are required to be released upon the delivery of an executed lease with Koru Careers, Inc. If executed copies of such leases are not delivered, the related reserve funds will be held by the lender as additional collateral for the Selig Office Portfolio Loan.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $203,932, (iv) a replacement reserve in the amount of $33,989, and (v) if a Holland America Reserve Period is continuing, the Holland America reserve account in an amount equal to the Holland America Reserve Amount.

“Holland America Reserve Period” means the period (A) commencing on the date that is 18 months prior to the expiration of Holland America Line, Inc.’s (“Holland America”) lease, to the extent that, as of such date, (x) Holland America has not exercised its option to renew or extend its lease and (y) substantially all of the space covered by such lease has not been re-let pursuant to one or more replacement leases entered into in accordance with the Selig Office Portfolio Loan documents and (B) ending on the earlier of the date that (x) the Holland America reserve account first contains the Holland America Reserve Cap Amount or (y) at least 90% of the space covered by Holland America’s lease has been re-let pursuant to one or more replacement leases` entered into in accordance with the Selig Office Portfolio Loan documents.

“Holland America Reserve Cap Amount” means $3,000,000 times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042.

“Holland America Reserve Amount” means, with respect to any due date during the continuance of a Holland America Reserve Period, the lesser of: (x) $170,000, times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042; and (y) the amount necessary to cause the amount contained in the Holland America reserve account to equal the Holland America Reserve Cap Amount.

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Lockbox and Cash Management. The Selig Office Portfolio Loan Combination requires a hard lockbox, which is already in place. The Selig Office Portfolio Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The Selig Office Portfolio Loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.

On each business day that no Selig Office Portfolio Trigger Period or event of default under the Selig Office Portfolio Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled account containing only amounts relating to the Selig Office Portfolio Loan Combination (the “Operating Account”). On each due date during a Selig Office Portfolio Trigger Period (and, at lender’s option, during the continuance of an event of default until the Selig Office Portfolio Loan Combination has been accelerated), the Selig Office Portfolio Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account. So long as no event of default is continuing, all amounts in the excess cash flow reserve account are required to be swept into the cash

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG OFFICE PORTFOLIO

management account on the first due date after which the borrower delivers evidence reasonably satisfactory to the lender that no Selig Office Portfolio Trigger Period is then continuing. During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Selig Office Portfolio Loan Combination in such order of priority as the lender may determine.

A “Selig Office Portfolio Trigger Period” means the period (A) commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the Selig Office Portfolio Loan documents) of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is less than $25,403,954 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is equal to or greater than $25,403,954 (as adjusted to account for property releases) or (B) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered and indicate that no trigger period under clause (A) above has commenced.

■
Property Management. The Selig Office Portfolio Properties are currently managed by MSRE Management, L.L.C. pursuant to a management agreement. Under the Selig Office Portfolio Loan documents, the Selig Office Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which the lender has received a Rating Agency Confirmation. The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Selig Office Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default under the management agreement after the expiration of any applicable notice and/or cure periods (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

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Permitted Pari Passu Debt. Upon 30 days’ prior written notice to the lender, the borrower has a one-time right (an “Additional Permitted Debt Election”) to incur up to $51,750,000 of additional pari passu fixed-rate debt that is co-terminous with the Selig Office Portfolio Loan (“Additional Permitted Debt”) secured by the Selig Office Portfolio Properties, provided that each of the following requirements is satisfied: (i) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60%, and if the borrower requests the lender’s approval of an Additional Permitted Debt Election after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Additional Permitted Debt); (ii) immediately after giving effect to such Additional Permitted Debt, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is equal to or greater than 2.44x (in each case, taking into account debt service for such Additional Permitted Debt); (iii) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is no less than 9.25%, and if such request is made after March 19, 2020, the debt yield for the 12-month period immediately preceding such fiscal quarter end is no less than 9.5% (in each case, taking into account the principal amount of such Additional Permitted Debt); (iv) the lender of the Additional Permitted Debt enters into a co-lender agreement with the lender; (v) a Rating Agency Confirmation is obtained; (vi) a REMIC opinion, as well as updated non-consolidation and enforceability opinions are delivered; (vii) the borrower, the lender and the lender of the Additional Permitted Debt execute amendments to the Selig Office Portfolio Loan documents reasonably requested by any such party to reflect the existence of such Additional Permitted Debt; (viii) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; and (ix) the lender otherwise approves, in its sole discretion applied in good faith and using commercially reasonable standards, the terms, documentation, lender, and incurrence of such loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG OFFICE PORTFOLIO

■
Mezzanine or Subordinate Indebtedness. Fixed rate mezzanine debt is permitted once during the term of the Selig Office Portfolio Loan from certain qualified institutional lenders meeting the requirements set forth in the Selig Office Portfolio Loan documents to a direct owner of the borrower that is secured by a pledge of direct equity interests in the borrower (a “Permitted Mezzanine Loan”), so long as each of the following requirements is satisfied (i) if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60% and if such request is made after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Permitted Mezzanine Loan); (ii) the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 9.5% (taking into account the principal amount of such Permitted Mezzanine Loan); (iii) the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 2.44x (taking into account debt service under such Permitted Mezzanine Loan); (iv) no event of default has occurred and is continuing under any of the Selig Office Portfolio Loan documents; (v) the lender has received evidence that the Permitted Mezzanine Loan has no adverse effect on the bankruptcy remote status of the borrower under the rating agency requirements and a new non-consolidation opinion; (vi) the lender receives all items reasonably required to evaluate and approve of the Permitted Mezzanine Loan, including current rent rolls, operating statements and financial statements; (vii) the lender determines that there has been no material adverse change in the condition, financial, physical or otherwise, of any of the Selig Office Portfolio Properties or the borrower from and after the origination date of the Selig Office Portfolio Loan; (viii) the borrower has executed amendments to the Selig Office Portfolio Loan documents reasonably required by the lender to reflect the existence of such Permitted Mezzanine Loan and has received enforceability and due authorization opinions with respect thereto; (ix) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; (x) a Rating Agency Conformation has been obtained and (xi) the lender has otherwise approved the terms and documentation of such loan.

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Release of Collateral. Provided no event of default under the Selig Office Portfolio Loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Selig Office Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last Selig Office Portfolio Companion Loan is deposited, the borrower may obtain the release of one or more of the Selig Office Portfolio Properties from the lien of the Selig Office Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Selig Office Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Selig Office Portfolio Release Price for each Selig Office Portfolio Property being released; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the remaining Selig Office Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.32x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation with respect to such defeasance.

“Selig Office Portfolio Release Price” means, with respect to the release of any Selig Office Portfolio Property, the greater of (x) 90% of net sales proceeds with respect to such Selig Office Portfolio Property and (y) (i) in the case of the 3131 Elliott Avenue Property, the 300 Elliott Avenue Property, the 2901 Third Avenue Property and the 1000 Second Avenue Property, 125% of their respective allocated loan amounts and (ii) in the case of the 3101 Western Avenue Property, the 2615 Fourth Avenue Property, the 190 Queen Anne Avenue North Property, the 18 West Mercer Street Property and the 200 First Avenue West Property, 115% of their respective allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG OFFICE PORTFOLIO

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Selig Office Portfolio Properties, plus 12 months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Selig Office Portfolio Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Selig Office Portfolio Loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Selig Office Portfolio Properties are separately allocated to the Selig Office Portfolio Properties under the blanket policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

160 FIFTH AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

160 Fifth Avenue

Floor	Tenant		
9	**Euclidean Capital** 9,090 SF Exp 9/30/2025	**Simons Foundation** 6,248 SF Exp 9/30/2025	
8	**Simons Foundation** 15,338 SF Exp 9/30/2025		
7	**Simons Foundation** 15,347 SF Exp 9/30/2025		
6	**Simons Foundation** 15,347 SF Exp 9/30/2020		
5	**Prophet Brand** 15,347 SF Exp 9/30/2020		
4	**Grohe** 15,219 SF Exp 12/31/2020		
3	**Forrester Research** 15,219 SF Exp 1/31/2021		
2	**Simons Foundation** 15,173 SF Exp 9/30/2025		
1	**Club Monaco** 10,599 SF Exp 1/31/2025	**Lobby**	
B	**Club Monaco** 8,570 SF Exp 1/31/2025		

BUILDING | **2020** | **2021** | **2025**

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

Theatre District
Midtown
Times Square
Bryant Park
Lincoln Tunnel
West Side
East Side
Hudson River Greenway
Jacob Javits Convention Center
Garment District
Macy's
Empire State Building
General Post Office
Madison Square Garden
The High Line Elevated Park
MANHATTAN
Chelsea Park
Chelsea
Madison Square Park
Chelsea Waterside Park
Hudson River
The High Line
160 Fifth Avenue
160 Fifth Avenue
New York, NY 10010
Flatiron District
Union Square
Meatpacking District
Greenwich Ave.
Washington Square
West Village
Greenwich Village
New York University
QUEENS
MANHATTAN
NEW JERSEY
JERSEY CITY
BROOKLYN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$110,000,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF(1)		$777.40
Size (SF)(1)	141,497	Percentage of Initial Pool Balance		9.8%
Total Occupancy as of 1/5/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/5/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1892 / 2010	Mortgage Rate		4.1450%
Appraised Value	$220,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$12,677,754
Underwritten Expenses	$3,823,643	Escrows
Underwritten Net Operating Income (NOI)	$8,854,111		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,318,358	Taxes	$435,627	$108,907
Cut-off Date LTV Ratio	50.0%	Insurance	$0	$0
Maturity Date LTV Ratio	50.0%	Replacement Reserves	$0	$2,358
DSCR Based on Underwritten NOI / NCF	1.92x / 1.80x	TI/LC	$0	$16,667
Debt Yield Based on Underwritten NOI / NCF	8.0% / 7.6%	Other(2)	$900,737	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$110,000,000	99.9%	Loan Payoff	$100,005,778	90.8%
Other Sources	150,000	0.1	Principal Equity Distribution	4,444,800	4.0
			Other Uses(3)	2,500,000	2.3
			Closing Costs	1,863,059	1.7
			Reserves	1,336,364	1.2
Total Sources	$110,150,000	100.0%	Total Uses	$110,150,000	100.0%

(1)	The total square footage is comprised of 122,328 SF of office space and 19,169 SF of retail space.
(2)	Other upfront reserves of $900,737 represent immediate repair funds of $30,563 and unfunded obligations funds of $870,175. See “—Escrows” below.
(3)	Other Uses represent a payoff of interest accrued on the Subordinate Loan to RREEF Spezial Invest GmbH.

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The Mortgage Loan.  The mortgage loan (the “160 Fifth Avenue Loan”) is evidenced by a note in the original principal amount of $110,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a mixed use property located in New York, New York (the “160 Fifth Avenue Property”).  The 160 Fifth Avenue Loan was originated by Citigroup Global Markets Realty Corp. on March 12, 2015.  The 160 Fifth Avenue Loan has an outstanding principal balance as of the Cut-off Date of $110,000,000, which represents approximately 9.8% of the Initial Pool Balance, and accrues interest at an interest rate of 4.1450% per annum.  The proceeds of the 160 Fifth Avenue Loan were primarily used to refinance the 160 Fifth Avenue Property.

The 160 Fifth Avenue Loan had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires interest only payments during the entire term of the 160 Fifth Avenue Loan.  The scheduled maturity date of the 160 Fifth Avenue Loan is the due date in April 2025.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the 160 Fifth Avenue Loan, without prepayment premium or yield maintenance charge, is permitted on or after the due date in January 2025.

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The Mortgaged Property.  The 160 Fifth Avenue Property consists of a nine-story, multi-tenant office building with ground floor retail space totaling 141,497 SF located on the southwest corner of  West 21st Street and Fifth Avenue in New York City.  The 160 Fifth Avenue Property was constructed in 1892 and completely renovated in 2010.  The building has floor plates ranging from 15,173 to 15,808 SF on the 2nd through 9th floors, with ceiling heights ranging from 12 to 14 feet.  The exterior façade of the building consists of masonry and limestone with decorative stone pillars.  The immediate area is developed with a variety of residential, retail, and office properties that are located within the Ladies’ Mile Historic District, which was designated to preserve the area’s distinctive structures.  Many of the buildings were constructed between 1865 and 1918.

As of January 5, 2015, the 160 Fifth Avenue Property was 100.0% leased to six tenants.  The largest tenant at the 160 Fifth Avenue Property is The Simons Foundation, Inc. (“Simons Foundation”), which leases 67,453 SF of office space on the 2nd, 6th, 7th, 8th and 9th floors.  Simons Foundation is a New York City based philanthropic organization dedicated to funding mathematics and basic science research.  In addition to Simons Foundation, there are four other office tenants and one retail tenant that occupy the 160 Fifth Avenue Property.  The ground floor and basement retail space is leased to Club Monaco U.S., LLC (“Club Monaco”), which has been a tenant at the 160 Fifth Avenue Property since 1996.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

The following table presents certain information relating to the tenants at the 160 Fifth Avenue Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Simons Foundation(2)	NR / NR / NR	67,453	47.7%	$4,087,589	36.3%	$60.60	Various(3)	Various(3)
Club Monaco	NR / A3 / A	19,169	13.5	4,005,007	35.6	208.93	1/31/2025	2, 5-year options
Prophet Brand	NR / NR / NR	15,347	10.8	905,473	8.0	59.00	9/30/2020	1, 5-year option
Grohe	NR / NR / NR	15,219	10.8	897,921	8.0	59.00	12/31/2020	NA
Forrester Research(4)	NR / NR / NR	15,219	10.8	837,045	7.4	55.00	1/31/2021	1, 5-year option
Euclidean Capital	NR / NR / NR	9,090	6.4	518,130	4.6	57.00	9/30/2025	1, 5-year option
Largest Tenants		141,497	100.0%	$11,251,165	100.0%	$79.52
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		141,497	100.0%	$11,251,165	100.0%	$79.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Simons Foundation has an option to cancel a portion of the lease on October 1, 2020, with respect to the lowest full floor of the building upon 12 months’ notice and payment of unamortized costs, free rent, legal costs, and six months’ rent.

(3)	Simons Foundation’s occupancy is governed by a single lease and two subsequent lease amendments and is subject to the following terms:
(a) 36,933 SF (7th, 8th, and 9th floors), UW Base Rent of $57.00 per SF, lease expiration of September 30, 2025,
(b) 15,347 SF (6th Floor), UW Base Rent of $57.00 per SF, lease expiration of September 30, 2020, and an option to extend the lease term for an additional five years,
(c) 15,173 SF (2nd Floor), UW Base Rent of $73.00 per SF, lease expiration of September 30, 2025, and
(d) With respect to the premises then leased as of September 30, 2025, there is one extension option available to extend the lease for an additional five years.
(4)	Forrester Research has an option to cancel its lease in 2018 upon 12 months’ notice and payment of unamortized costs.

The following table presents the lease rollover schedule at the 160 Fifth Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0	0	0.0	$0.00	0
2016	0	0.0	0.0	0	0.0	$0.00	0
2017	0	0.0	0.0	0	0.0	$0.00	0
2018	0	0.0	0.0	0	0.0	$0.00	0
2019	0	0.0	0.0	0	0.0	$0.00	0
2020	45,913	32.4	32.4	2,678,173	23.8	$58.33	3
2021	15,219	10.8	43.2	837,045	7.4	$55.00	1
2022	0	0.0	43.2	0	0.0	$0.00	0
2023	0	0.0	43.2	0	0.0	$0.00	0
2024	0	0.0	43.2	0	0.0	$0.00	0
2025	80,365	56.8	100.0	7,735,947	68.8	$96.26	4
2026 & Thereafter	0	0.0	100.0	0	0.0	$0.00	0
Vacant	0	0.0	0.0	0	0.0	$0.00	0
Total / Wtd. Avg.	141,497	100.0%		$11,251,165	100.0%	$79.52	8

(1)	Calculated based on approximate square footage occupied by each tenant.
(2)	Simons Foundation occupies its space under its lease (together with two amendments to such lease), and is represented above as three tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

The following table presents certain information relating to historical leasing at the 160 Fifth Avenue Property:

Historical Leased %(1)

	2011	2012	2013	As of 1/5/2015
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 160 Fifth Avenue Property:

Cash Flow Analysis(1)

	2011	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$8,295,876	$8,462,702	$9,098,896	$8,974,359	$10,286,708	$72.70
Contractual Rent Steps(2)	0	0	0	0	964,457	6.82
Total Rent	$8,295,876	$8,462,702	$9,098,896	$8,974,359	$11,251,165	$79.52
Total Reimbursables	774,185	1,049,017	1,018,519	1,733,044	1,925,936	13.61
Other Income(3)	31,930	52,100	68,723	55,404	55,404	0.39
Less Vacancy & Credit Loss	0	0	0	0	(554,751)	(3.92)
Effective Gross Income	$9,101,991	$9,563,819	$10,186,138	$10,762,807	$12,677,754	$89.60

Real Estate Taxes	532,915	628,691	814,377	1,058,820	1,249,656	$8.83
Insurance	85,558	63,463	55,362	30,641	62,044	0.44
Management Fee	364,080	382,553	407,446	430,512	507,110	3.58
Other Operating Expenses	1,750,154	1,898,035	1,846,927	1,954,534	2,004,833	14.17
Total Operating Expenses	$2,732,707	$2,972,741	$3,124,112	$3,474,507	$3,823,643	$27.02

Net Operating Income	$6,369,284	$6,591,078	$7,062,026	$7,288,300	$8,854,111	$62.57
TI/LC	0	0	0	0	507,454	3.59
Capital Expenditures	0	0	0	0	28,299	0.20
Net Cash Flow	$6,369,284	$6,591,078	$7,062,026	$7,288,300	$8,318,358	$58.79

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Contractual Rent Steps include contractual rent steps through October 31, 2015.
(3)	Other Income includes ancillary and tenant services income.

■	Appraisal. According to the appraisal, the 160 Fifth Avenue Property had an “as-is” appraised value of $220,000,000 as of January 8, 2015.

■
Environmental Matters.  Based on a Phase I environmental report dated January 13, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action at the 160 Fifth Avenue Property.

■
Market Overview and Competition.  According to the appraisal, the 160 Fifth Avenue Property is part of the Madison/Union Square office submarket of Midtown South Manhattan, which is defined by 14th and 32nd Streets on the south and north, and the East River and Sixth Avenue on the east and west, with Madison Square Park located centrally in the neighborhood.   As of third quarter of 2014, the office submarket was comprised of a total inventory of approximately 32.2 million SF with an overall vacancy rate of 9.1% and an overall average rental rate of $56.75 per SF.  With respect to the retail submarket, the 160 Fifth Avenue Property is located in the Flatiron retail submarket, which, as of the third quarter of 2014, has a vacancy of 13.5% and average rental rate of $404 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 160 Fifth Avenue Property:

Office Lease Comparables(1)
	225 Park Avenue South	51 Astor Place	90 Fifth Avenue	114 Fifth Avenue
Total NRA	500,000	307,839	110,000	287,804
Year Built/Renovated	1909	2013	1903	1910/2014
Quoted Rent Rate per SF	$75.00	$102.00	$76.50-$80.00	$76.00
	245 West 17th Street	920 Broadway	11 Madison Avenue
Total NRA	132,000	107,509	2,178,312
Year Built/Renovated	1909, 1985/2013	1916	1932-1950/1994-1997
Quoted Rent Rate per SF	$72.00	$71.00	$78.00

(1)	Source: Appraisal.

■
The Borrower.  The borrower is RFL 160 Fifth LLC, a single-purpose, single-asset entity (the “Borrower”). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 160 Fifth Avenue Loan.  The borrower for the 160 Fifth Avenue Loan is indirectly owned by Aby Rosen and Michael Fuchs who are also the non-recourse carveout guarantors for the 160 Fifth Avenue Loan.

Aby Rosen and Michael Fuchs are the borrower sponsors for the 160 Fifth Avenue Loan, and are also the founders of RFR Holding LLC (“RFR”), a Manhattan based global real estate investment, development and management company that was founded in 1991. RFR’s diverse portfolio includes office towers, condominiums, hotels and retail developments. Led by a team of senior executives whose members average over 20 years of experience, RFR manages more than 60 assets and development projects in New York City, Stamford, Miami, Las Vegas and Germany.

■
Escrows.  In connection with the origination of the 160 Fifth Avenue Loan, the Borrower funded aggregate reserves of $1,336,364 with respect to the 160 Fifth Avenue Property, comprised of: (i) $435,627 for real estate taxes; (ii) $870,175 for unfunded obligations; and (iii) $30,563 for immediate repairs at the 160 Fifth Avenue Property. If Simons Foundation fails to exercise the 5-year renewal option for the 6th floor premises at the 160 Fifth Avenue Property in accordance with the terms and conditions in its lease, $719,263 of the unfunded obligations reserve will be disbursed to the Borrower.

Additionally, on each due date, the Borrower is required to fund the following reserves with respect to the 160 Fifth Avenue Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the Borrower does not constitute an approved blanket or umbrella insurance policy under the 160 Fifth Avenue Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that will be necessary to pay insurance premiums due for the renewal of the coverage afforded by the insurance policies, (iii) a replacement reserve in the amount of $2,358 for replacements to the 160 Fifth Avenue Property, and (iv) a leasing reserve in the amount of $16,667 for tenant improvements, tenant improvement allowances paid by the Borrower and leasing commission costs at the 160 Fifth Avenue Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

■
Lockbox and Cash Management.  The 160 Fifth Avenue Loan requires a hard lockbox, which is in place as of the Cut-off Date, with in-place cash management. The 160 Fifth Avenue Loan documents require that (a) the Borrower cause all rents to be paid directly to a lender-controlled lockbox account and (b) all rents and other amounts received by the Borrower or the property manager be deposited into the lockbox account immediately upon receipt. On each business day, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account and, provided no event of default under the 160 Fifth Avenue Loan documents is continuing, applied to payment of monthly mortgage debt service, operating expenses (only to the extent a 160 Fifth Avenue Trigger Period has occurred and is continuing), funding of required reserves, and, (i) prior to the conversion of the Subordinate Loan and the Preferred Equity Investment into the Converted Mezzanine Loan, payment of debt service due under the Subordinate Loan, together with any applicable default interest and (ii) from and after the origination of the Converted Mezzanine Loan, payment of debt service due under  the Converted Mezzanine Loan, together with any applicable default interest.

“Subordinate Loan” means the loan made by RREEF Spezial Invest GmbH, a German limited liability company, for and on behalf of BVK-RREEF-Globaler Immobilien-Spezialfonds, an investment fund regulated under the German Investment Act (“RREEF”), to the Borrower in the original principal amount of $38,000,000.

“Preferred Equity Investment” means that certain $1,000,000 preferred equity contribution by RREEF in, exchange for a preferred equity/limited liability company interest as a non-managing member of, 160 Fifth Member LLC, which is the 100.0% indirect owner of the Borrower.

 “Converted Mezzanine Loan” means the origination of a mezzanine loan which will redeem, repay and replace each of the Subordinate Loan and the Preferred Equity Investment with a single mezzanine loan, which Converted Mezzanine Loan will be secured by 100% of the equity interest in the Borrower.

To the extent no 160 Fifth Avenue Trigger Period is continuing (except as otherwise set forth in this paragraph), any remaining excess cash flow funds are swept into the Borrower’s operating account, and to the extent that a 160 Fifth Avenue Trigger Period is continuing, any remaining excess cash flow funds will be held by lender in an excess cash flow reserve as additional collateral for the 160 Fifth Avenue Loan; provided, that, to the extent that a 160 Fifth Avenue Renewal Trigger Period has occurred (and no other 160 Fifth Avenue Trigger Period is continuing) any remaining excess cash flow funds are deposited into an excess cash flow account until an amount equal to $75.00 per square foot of space (which space includes, if applicable, the 6th floor space leased by Simons Foundation, if Simons Foundation vacates the 6th floor after the origination date) (the “Excess Cash Flow Cap”) demised to the applicable Major Tenant that caused the 160 Fifth Avenue Renewal Trigger period to occur is on deposit and all excess amounts will be disbursed to the Borrower. To the extent that a 160 Fifth Avenue Renewal Trigger Period has expired (and no other 160 Fifth Avenue Trigger Period is continuing), any amounts in excess of the Excess Cash Flow Cap will be disbursed to the Borrower and an amount equal to the lesser of (x) the Excess Cash Flow Cap and (y) the unpaid rollover costs related to the space demised by the tenant that caused the 160 Fifth Avenue Renewal Trigger Period to occur will be retained in the excess cash flow account. Provided that no event of default is continuing and all funds on reserve in the leasing reserve account are expended in full, the lender will disburse to the Borrower funds on deposit in the excess cash flow account in an amount up to the Excess Cash Flow Cap solely with respect to rollover costs related to the space demised to the tenant that caused the 160 Fifth Avenue Renewal Trigger Period to occur.

Notwithstanding the foregoing, for so long as the Subordinate Loan and/or the Converted Mezzanine Loan, as applicable, is outstanding, any remaining excess cash flow funds will be disbursed to the holder of the Subordinate Loan or the Converted Mezzanine Loan, as applicable. During the continuance of an event of default under the 160 Fifth Avenue Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 160 Fifth Avenue Loan (and/or toward the payment of expenses of the 160 Fifth Avenue Property), in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

A “160 Fifth Avenue Trigger Period” will commence upon the earliest to occur of (i) an event of default under the 160 Fifth Avenue Loan, the Subordinate Loan (other than an event of default caused by a cross default with debt related to the Other Properties), or the Converted Mezzanine Loan (other than an event of default caused by a cross default with debt related to the Other Properties), (ii) the debt service coverage ratio being less than 1.20x, (iii) any Major Tenant being insolvent or subject to any bankruptcy or insolvency action, (iv) the termination or cancellation of any lease because a Major Tenant becomes insolvent or subject to a bankruptcy or insolvency action and/or such Major Tenant’s lease fails to be in full force and effect, (v) any Major Tenant defaulting in the payment of base or fixed rent, and (vi) any Major Tenant’s failure to extend its lease upon the earlier to occur of (a) one year prior to the expiration date or (b) the last day of the extension notice period under its lease for a minimum of five years (provided, however, for purposes of this clause (vi) only, the sixth floor premises leased by Simons Foundation will not be considered in determining whether a 160 Fifth Avenue Trigger Period has occurred, so long as the debt service coverage ratio is equal to or greater than 1.20x (excluding revenue attributed to the 6th floor space leased by Simons Foundation) (clause (vi), a “160 Fifth Avenue Renewal Trigger Period”). A 160 Fifth Avenue Trigger Period will end with respect to clause (i) above, if the applicable event of default has been cured, with respect to clause (ii) above, if the debt service coverage ratio is equal to or greater than 1.20x for one calendar quarter, with respect to clause (iii) above, either if the Major Tenant has affirmed its lease in the applicable bankruptcy proceeding or if the Major Tenant’s space has been leased pursuant to a qualified replacement lease and the tenants under such lease are in occupancy and are paying full unabated rent, with respect to clause (iv) above, either if the Borrower has provided lender evidence that the Major Tenant has revoked all termination, cancellation and/or rejection notices and has re-affirmed its lease as being in full force and effect or the Major Tenant’s space has been leased pursuant to a qualified replacement lease and the tenants under such lease are in occupancy, open for business, and are paying full unabated rent, with respect to clause (v) above, if the Borrower has provided to lender evidence that such default has been cured and the Major Tenant is paying full unabated rent, and, with respect to clause (vi) above, if the Borrower has provided lender evidence that the Major Tenant has extended its lease on or prior to the deadline set forth in clause (vi) above for a minimum of five years, or all of such Major Tenant’s space has been leased pursuant to one or more qualified replacement leases and the tenants are in occupancy, open for business (if such Major Tenant’s space is retail space), and are paying full unabated rent (or the amount of any free rent granted to such Major Tenant pursuant to such lease has been deposited in the unfunded obligations account in accordance with the 160 Fifth Avenue Loan documents.

A “Major Tenant” means: (a) (i) Simons Foundation and (ii) Club Monaco, together with each of their respective affiliates providing credit support or a guaranty in connection with such leases; or (b) any replacement tenant of the foregoing.

“Other Properties” means (i) the real property and improvements thereon owned by RFR/SF 17 State Street, L.P., and commonly known as 17 State Street, New York, New York (the “17 State Street Property”), which is comprised of approximately 560,158 SF and is approximately 98.7% occupied as of the origination date of the 160 Fifth Avenue Loan, (ii) the cooperative shares in Old Glory Real Estate Cooperation, owned by 85 Fifth Retail Owner LLC, together with the lease appurtenant entitling 85 Fifth Retail Owner LLC to occupy certain portions of 85 Fifth Avenue, New York, New York (the “85 Fifth Avenue Property”), which is comprised of approximately 16,987 SF and is approximately 100.0% occupied as of the origination date of the 160 Fifth Avenue Loan, and (iii) the real property and improvements thereon owned by 90 Fifth Owner, LLC and commonly known as 90 Fifth Avenue, New York, New York (the “90 Fifth Avenue Property”), which is comprised of approximately 137,004 square feet and is approximately 64.6% occupied as of the origination date of the 160 Fifth Avenue Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160 FIFTH AVENUE

■
Property Management. The 160 Fifth Avenue Property is managed by RFR Realty LLC, an affiliate of the Borrower. Under the 160 Fifth Avenue Loan documents, the 160 Fifth Avenue Property may not be managed by any other party, other than a (i) a person approved by lender in writing (which may be conditioned upon lender obtaining a rating agency confirmation) or (ii) any of the following managers (or affiliates thereof): (A) Cushman & Wakefield, (B) Jones Lang LaSalle, or (C) CBRE, provided that no material adverse change (economic or otherwise) has occurred to such manager (or affiliate thereof). The lender may require the Borrower to replace the property manager (i) during the continuance of an event of default under the 160 Fifth Avenue Loan, (ii) during the continuance of a default by the property manager under the management agreement for the 160 Fifth Avenue Property, (iii) if the property manager becomes insolvent or a debtor in certain bankruptcy proceedings, or (iv) if one or more members of the senior management of the property manager has engaged in any act of gross negligence, fraud, willful misconduct or misappropriation of funds, such act remains uncured and such member or members of senior management of the property manager is not removed within 30 days of the property manager becoming aware of such act.

■	Mezzanine or Subordinate Indebtedness / Preferred Equity / Other Loans.

Subordinate Loan. A $38,000,000 Subordinate Loan has been made by RREEF to the Borrower. The Subordinate Loan accrues at a rate of 7.46% payable monthly, and has a scheduled maturity date that is co-terminus with the scheduled maturity date of the 160 Fifth Avenue Loan.  The Subordinate Loan is not secured by the 160 Fifth Avenue Property and is guaranteed by a full payment guaranty from RFL 160 Fifth Mezz LLC, the owner of 100% of the limited liability company interests of the Borrower.  The payment guaranty is secured by a pledge of 100% of the limited liability company interests of the Borrower.  The Subordinate Loan is cross defaulted with the Preferred Equity Investment and the Other Subordinate Loans (as defined below).

Preferred Equity Investment. In connection with the origination of the Subordinate Loan, RREEF contributed the $1,000,000 Preferred Equity Investment, in exchange for a preferred equity interest as a non-managing member of, 160 Fifth Member LLC, an entity that indirectly wholly owns the Borrower.  The Preferred Equity Investment accrues at a rate of 7.46% payable monthly and has a redemption date that is co-terminus with the scheduled maturity date of the 160 Fifth Avenue Loan and the Subordinate Loan. In its capacity as holder of the Preferred Equity Investment, RREEF has been granted major decision rights and has veto rights over proposed material actions with respect to the 160 Fifth Avenue Property and the operation of the Borrower. Pursuant to the Preferred Equity Investment documents, upon an event of default under the Subordinate Loan, any of the Other Subordinate Loans (as defined below) or the Preferred Equity Investment, RREEF may replace the managing member 160 Fifth Member LLC and make all decisions relating to the 160 Fifth Avenue Property.  In addition to the remedies set forth in the preceding sentence, in the event of a failure to redeem the Preferred Equity Investment by the related maturity date, RREEF may exercise a right to acquire 100% of the common equity interests in 160 Fifth Member LLC and become the indirect owner of and control the Borrower.

Other Subordinate Loans.  The Subordinate Loan and Preferred Equity Investment are cross-defaulted with approximately $89,500,000 in the aggregate of additional subordinate financing, consisting of three subordinate loans (the “Other Subordinate Loans”) each encumbering the direct or indirect ownerships interests in the borrowers of mortgage debt with respect to the Other Properties. The initial amounts of the Other Subordinate Loans were $40,000,000 with respect to the 17 State Street Property, $17,500,000 with respect to the 85 Fifth Avenue Property and $32,000,000 with respect to the 90 Fifth Avenue Property.  The interest rate required under the Other Subordinate Loan documents is 8.82% with respect to the 17 State Street Property, 8.0% with respect to the 85 Fifth Avenue Property and 9.75% with respect to the 90 Fifth Avenue Property.  Each of the Other Subordinate Loans require interest-only payments with the principal to be repaid on the related maturity dates.  The maturity date under the Other Subordinate Loan documents is August 30, 2017 for 90 Fifth Avenue with no extension option, August 1, 2024 for 17 State Street with no extension option and December 17, 2015 for 85 Fifth Avenue, which may be extended to December 17, 2017 subject to the satisfaction of certain conditions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Subordinate Loan documents provide that upon the 90 Fifth Avenue Property achieving 90.0% occupancy, the Other Subordinate Loan related to 17 State Street will no longer be cross defaulted with the Subordinate Loan, the Preferred Equity Investment or the Other Subordinate Loans related to the 90 Fifth Avenue Property and the 85 Fifth Avenue Property. The Subordinate Loan documents further provide that upon the 90 Fifth Avenue Property achieving 90.0% occupancy and the 85 Fifth Avenue subordinate debt being paid in full pursuant to a sale of the 85 Fifth Avenue Property, the Subordinate Loan and Preferred Equity Investment will no longer be cross defaulted with any of the Other Subordinate Loans.

Pursuant to the Subordinate Loan documents, any remaining excess cash flow generated by the 160 Fifth Avenue Property after such funds are disbursed pursuant to the waterfall set forth in the 160 Fifth Avenue Loan documents and any excess cash flow generated by the Other Properties may be applied to payment obligations due under the Subordinate Loan, the Preferred Equity Investment and the Other Subordinate Loans so long as such cross-default remains in place.

The aggregate principal amount of the 160 Fifth Avenue Loan and (based on information provided by the Borrower) the mortgage debt on the Other Properties that is senior to the Other Subordinate Loans, is approximately $381,500,000 as of the origination date of the 160 Fifth Avenue Loan, which (based on information provided by the Borrower) equates to a combined loan-to-value ratio of 50.20% for the 160 Fifth Avenue Loan and the combined mortgage debt on the Other Properties.  Taking into account the 160 Fifth Avenue Loan, the total mortgage debt on the Other Properties (as provided by the Borrower), the Subordinate Loan and the Other Subordinate Loans, in the aggregate amount of approximately $510,000,000, the total combined loan-to-value as of the origination date of the 160 Fifth Avenue Loan is 67.11%.  The aggregate debt service coverage ratio based on the 160 Fifth Avenue Loan and the total mortgage debt on the Other Properties (as provided by the Borrower) as of the origination date of the 160 Fifth Avenue Loan is approximately 2.03x, and the aggregate debt service coverage ratio as of the origination date of the 160 Fifth Avenue Loan based on the 160 Fifth Avenue Loan, the total mortgage debt on the Other Properties (as provided by the Borrower), the Subordinate Loan and the Other Subordinate Loans, is approximately 1.18x.

Subordination Agreement.   A subordination agreement between the lender under the 160 Fifth Avenue Loan and RREEF was executed in connection with the origination of the 160 Fifth Avenue Loan. The agreement provides: (1)  the Subordinate Loan and Preferred Equity Investment will be subject and subordinate to the 160 Fifth Avenue Loan and payments thereunder are only permitted so long as no 160 Fifth Avenue Loan event of default is continuing; (2) RREEF will not be permitted to accelerate the Subordinate Loan or pursue remedies under the Subordinate Loan or Preferred Equity Investment, except RREEF may foreclose on its pledge of equity or exercise remedies under the Preferred Equity Investment in accordance with the provisions of the subordination agreement; (3) RREEF has assigned over to the lender under the 160 Fifth Avenue Loan any voting rights to approve or reject any plan of reorganization in may have in any bankruptcy or other proceeding of the Borrower; (4) the term, payments provisions and other material provisions of the Subordinate Loan and Preferred Equity Investment cannot be amended without the consent of the lender under the 160 Fifth Avenue Loan; (5) the Subordinate Loan and Preferred Equity Investment may only be transferred to a qualified transferee; (6) RREEF is entitled to notice of events of defaults and modifications of the 160 Fifth Avenue Loan, but do not have consent rights over such modifications, (7) RREEF may cure Borrower defaults under the 160 Fifth Avenue Loan, but is not entitled to any extended cure periods beyond those applicable to Borrower, (8) RREEF has an option to purchase the 160 Fifth Avenue Loan upon the occurrence of an event of default under 160 Fifth Avenue Loan for a purchase price as calculated therein.   In addition, RREEF has the right to reallocate proceeds between the Subordinate Loan and the Preferred Equity Investment, provided, at no time may the aggregate principal amount of the Subordinate Loan and Preferred Equity Investment exceed $39,000,000.  The subordination agreement will terminate upon a conversion of the Subordinate Loan and Preferred Equity Investment into the Converted Mezzanine Loan as described below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Conversion. At any time RREEF may elect to convert the Subordinate Loan and the Preferred Equity Investment into a single Converted Mezzanine Loan in an amount equal to the lesser of $39,000,000 and the outstanding amount due under the Subordinate Loan and the Preferred Equity Investment as of the date of the conversion, secured by 100% of the equity interests in the Borrower, subject to, among other things, the following conditions and requirements: (a) no event of default under the 160 Fifth Avenue Loan is continuing, (b) the Converted Mezzanine Loan is required to be junior and subordinate to the 160 Fifth Avenue Loan and may not be an obligation of the Borrower or secured by any direct interest in the 160 Fifth Avenue Property; (c)  the lender under the Converted Mezzanine Loan must be RREEF or a qualified transferee; (d) the initial holder of the Converted Mezzanine Loan is required to enter into an intercreditor agreement with lender in the form approved by lender and RREEF prior to the 160 Fifth Avenue origination date (the “Conversion ICA Form”); (e) the Converted Mezzanine Loan must (i) be coterminous with, or longer than, the 160 Fifth Avenue Loan and prepayable in whole without premium or penalty from and after the 160 Fifth Avenue Loan maturity date, (ii) have a fixed interest rate with a rate not to exceed 7.46%, (iii) be an interest-only loan, and (iv) not contain any payment-in-kind or similar interest accrual features; and (f) simultaneously with the conversion, (i) the Preferred Equity Investment is redeemed in full, (ii) the Subordinate Loan is paid off in full and (iii) the Borrower is released in full from any and all claims thereunder and released in full from its obligations thereunder.

The Conversion ICA Form provides among other things, that (a) payments due under the Converted Mezzanine Loan are subordinate after an event of default under the 160 Fifth Avenue Loan to any and all payments required to be made under the 160 Fifth Avenue Loan (except for any payments from funds other than the 160 Fifth Avenue Property or proceeds of any enforcement upon the mezzanine loan collateral and any mezzanine loan guarantees), (b) so long as there is no event of default under the 160 Fifth Avenue Loan, the Converted Mezzanine Loan lender may accept payment on and prepayments of the related mezzanine loan; after the occurrence of and during the continuance of an event of default under the 160 Fifth Avenue Loan, the Converted Mezzanine Loan lender may not accept payments on and prepayments of the related mezzanine loan unless made from proceeds that are not property related, (c) the Converted Mezzanine Loan lender will have certain rights to receive notice of and cure defaults under the 160 Fifth Avenue Loan prior to any acceleration or enforcement of the 160 Fifth Avenue Loan, (d) the Converted Mezzanine Loan lender may amend or modify the Converted Mezzanine Loan in certain respects without the consent of the 160 Fifth Avenue Loan lender, and the 160 Fifth Avenue Loan lender must obtain the mezzanine lender’s consent to amend or modify the 160 Fifth Avenue Loan in certain respects, (e) upon the occurrence of an event of default under the related Converted Mezzanine Loan documents, the related mezzanine loan lender may foreclose upon the membership interests in the Borrower, which could result in a change of control with respect to the Borrower and a change in the management of the 160 Fifth Avenue Property and (f) the mezzanine loan lender will have the option to purchase the 160 Fifth Avenue Loan if (1) the 160 Fifth Avenue Loan is accelerated, (2) there is an exercise of enforcement action under the 160 Fifth Avenue Loan documents, (3) the Borrower becomes a debtor in a bankruptcy, or (4) 160 Fifth Avenue Loan becomes specially serviced.

Affiliate Debt. 160 Fifth Finance Acquisition LLC (the “Affiliate Lender”), an affiliate of the Borrower, made a mezzanine loan in the amount of $27,239,242 to 99 Wall Associates LLC and 200 Greenwich Fee LLC (collectively, the “Affiliate Borrower”), which are also affiliates of the Borrower, pursuant to a promissory note dated as of December 17, 2010 (the “Affiliate Loan”). The Affiliate Loan is secured by 100% of the Affiliate Borrower’s limited liability company, equity, and other beneficial interests in 160 Fifth Member LLC, the 100.0% indirect owner of the Borrower. The Affiliate Loan accrues interest at a fixed rate of 9.00% and has a maturity date of December 30, 2025 with no extension rights. The Affiliate Loan is subject to a standstill and subordination agreement which requires the Affiliate Lender to fully subordinate its rights in and to the Affiliate Loan to the 160 Fifth Avenue Loan. Payments under the Affiliate Loan will not be permitted until the 160 Fifth Avenue Loan is paid in full. In the standstill and subordination agreement, the Affiliate Lender agreed not to declare an event of default with respect to the Affiliate Loan until the 160 Fifth Avenue Loan is satisfied or pursue any remedies under the Affiliate Loan documents for a period extending through the date which is one year and one day following the payment in full of the 160 Fifth Avenue Loan. The Affiliate Lender also agreed not to file any petitions for involuntary bankruptcy or institute other similar proceedings against the Affiliate Borrower without prior written consent of the 160 Fifth Avenue Loan lender. The Affiliate Lender assigned any voting rights it may have in such bankruptcy or other proceeding to the 160 Fifth Avenue Loan lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■
Terrorism Insurance. The Borrower is required to maintain an “all-risk” insurance policy in an amount equal to the full replacement cost of the 160 Fifth Avenue Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 6 months extended period of indemnity or until the income is restored to prior level (whichever first occurs).  The “all-risk” insurance is required to contain a deductible that is no higher than $25,000.  With respect to the aforesaid insurance policies, the 160 Fifth Avenue Loan documents require the Borrower to maintain terrorism coverage with the same coverage limits stated above, but such terrorism insurance may not contain deductibles in excess of $50,000. Provided, however, in the event the Terrorism Risk Insurance Program Reauthorization Act of 2007 or subsequent similar statute, or reauthorization or extension of either of the foregoing is no longer in effect the Borrower will nevertheless be required to maintain terrorism insurance, but will not be required to spend more than two times the then-current premium with respect to the property, commercial, general liability and business interruption insurance required by the 160 Fifth Avenue Loan documents (without giving effect to the cost of any terrorism component of such insurance); provided, further, that to the extent that terrorism insurance is maintained pursuant to a blanket policy if such blanket policy covers any property (other than the 160 Fifth Avenue Property) which is within 1,000 feet of the 160 Fifth Avenue Property (the “Radius”), the limits of any such policy must be adequate to maintain the coverage for each property within the Radius that is covered by such blanket policy calculated on a total insured value basis, to the extent such coverage is commercially available. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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3 COLUMBUS CIRCLE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

Upper West Side
Upper East Side
CENTRAL PARK
Strawberry Fields
Sheep Meadow
The Mall
East Green
Heckscher Playground
The Pond
Hudson River
Henry Hudson Pkwy.
9A
3 Columbus Circle
3 Columbus Circle
New York, NY 10019
MANHATTAN
Midtown
West Side
East Side
Theatre District
TIMES SQUARE
ROCKEFELLER CENTER
Garment District
Macy's
Bryant Park
Madison Square Park
DeWitt Clinton Park
Lincoln Tunnel
General Post Office
Madison Square Garden
Central Park South
QUEENS
BROOKLYN
NEW JERSEY
JERSEY CITY
Hoboken

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$665.64
Size (SF)	525,807	Percentage of Initial Pool Balance	8.9%
Total Occupancy as of 2/28/2015	82.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/28/2015	82.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1927 / 2011-2013	Mortgage Rate	3.6100%
Appraised Value	$700,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$46,655,003
Underwritten Expenses	$16,006,943	Escrows
Underwritten Net Operating Income (NOI)	$30,648,061	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$29,494,350	Taxes	$1,260,386	$420,129
Cut-off Date LTV Ratio(1)	50.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	50.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.39x / 2.30x	TI/LC	$4,405,062	$0
Debt Yield Based on Underwritten NOI / NCF(1)	8.8% / 8.4%	Other(3)	$8,415,084	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$350,000,000	100.0%	Loan Payoff	$228,200,410	65.2%
			Principal Equity Distribution	102,280,390	29.2
			Reserves	14,080,532	4.0
			Closing Costs	5,438,668	1.6
Total Sources	$350,000,000	100.0%	Total Uses	$350,000,000	100.0%

(1)	Calculated based on the aggregate balance of the 3 Columbus Circle Loan Combination.
(2)
The 3 Columbus Circle Loan with a Cut-off Date Balance of $100,000,000 is evidenced by notes A-2 and A-5 (both non-controlling notes), which are part of a $350,000,000 loan combination evidenced by six pari passu notes. A non-controlling pari passu companion loan evidenced by note A-4 has a principal balance of $85,000,000 as of the Cut-off Date, is held outside the Issuing Entity and was contributed to the COMM 2015-CCRE22 transaction. The controlling note A-1, non-controlling note A-3 and non-controlling note A-6 have principal balances of $90,000,000, $45,000,000 and $30,000,000, respectively, and are expected to be included in future securitizations.

(3)
Other upfront reserve represents (i) $3,500,000 for immediate repairs, (ii) $2,524,836 for signage conversion work, (iii) $1,550,000 for signage rent and (iv) $840,248 for rent concessions. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “3 Columbus Circle Loan”) is part of a loan combination structure (the “3 Columbus Circle Loan Combination”) evidenced by six pari passu promissory notes that are together secured by a first mortgage encumbering the borrowers’ fee interest in 20 of 21 condominium units in an office building located in New York, New York (the “3 Columbus Circle Property”). The 3 Columbus Circle Loan Combination was co-originated on March 6, 2015 by German American Capital Corporation, Citigroup Global Markets Realty Corp. and Wells Fargo Bank, National Association.  The 3 Columbus Circle Loan Combination had an original principal balance of $350,000,000 and has an outstanding principal balance as of the Cut-off Date of $350,000,000. Each of the notes evidencing the 3 Columbus Circle Loan Combination accrues interest at a rate of 3.6100% per annum. The 3 Columbus Circle Loan Combination had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest-only payments through the term of the 3 Columbus Circle Loan Combination. The 3 Columbus Circle Loan Combination matures on March 6, 2025. See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus.

The 3 Columbus Circle Loan (which is evidenced by note A-2 and note A-5, and represents a non-controlling interest in the 3 Columbus Circle Loan Combination), had an original principal balance of $100,000,000, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 8.9% of the Initial Pool Balance. The related companion loans (the “3 Columbus Circle Companion Loans”) are held outside the Issuing Entity and are evidenced by the following four pari passu notes: (i) note A-1, which represents the controlling interest in the 3 Columbus Circle Loan Combination, had an original principal balance of $90,000,000, has an outstanding principal balance as of the Cut-off Date of $90,000,000 and is expected to be contributed to a future securitization transaction; (ii) note A-3, which represents a non-controlling interest in the 3 Columbus Circle Loan Combination, had an original principal balance of $45,000,000, has an outstanding principal balance as of the Cut-off Date of $45,000,000 and is expected to be contributed to a future securitization transaction; (iii) note A-4, which represents a non-controlling interest in the 3 Columbus Circle Loan Combination, had an original principal balance of $85,000,000, has an outstanding principal balance as of the Cut-off Date of $85,000,000 and was contributed to the COMM 2015-CCRE22 transaction; and (iv) note A-6, which represents a non-controlling interest in the 3 Columbus Circle Loan Combination, had an original principal balance of $30,000,000, has an outstanding principal balance as of the Cut-off Date of $30,000,000 and is expected to be contributed to a future securitization transaction.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

At any time on or after the earlier of (i) two years after the origination date of the securitization that includes the last pari passu note to be securitized, and (ii) March 6, 2018, defeasance of the full $350,000,000 3 Columbus Circle Loan Combination is permitted. In addition, the 3 Columbus Circle Loan Combination is prepayable without penalty on or after September 6, 2024.

■
The Mortgaged Property. The 3 Columbus Circle Property consists of units 1 through 20 in a 21-unit condominium and is comprised of the basement through second floor, and ninth through 26th floors of a 26-story Class A, multi-tenant office building that was originally constructed in 1927 to serve as headquarters for General Motors Corporation. The remaining unit in the condominium, which is comprised of floors three through eight, consisting of 214,372 SF, is owner-occupied by Young & Rubicam (“Y&R”) and does not serve as collateral for the 3 Columbus Circle Loan. The borrower owns a 71.9927% undivided interest in the common elements of the condominium and appoints two of the three members of the Board of Managers of the condominium association.

From 2011 to 2013, the 3 Columbus Circle Property underwent a large-scale renovation and modernization program including the installation of an entirely new glass curtain wall façade and a new lobby featuring backlit, frosted-glass walls, brushed bronze wall accents and white marble flooring. Other improvements to the building systems included new installation of a new cooling tower and HVAC equipment, air conditioning units and mechanical equipment rooms on all floors, as well as upgrades to the building’s fire, sprinkler, elevator and electrical systems. The reported cost of the renovation program was approximately $101.0 million ($136 per SF based on the total building SF). The 3 Columbus Circle Property totals 525,807 collateral SF and is comprised of 446,727 SF of office space, 75,733 SF of retail space and 3,347 SF of other building space. As of February 28, 2015, the 3 Columbus Circle Property was 82.7% occupied and the office space (73.9% of UW Base Rent) was approximately 88.7% occupied.  Office floor plates at the 3 Columbus Circle Property range from 9,200 SF to 41,202 SF and include views of Central Park from the upper floors and terraces.

The 3 Columbus Circle Property spans the entire block bounded by Broadway to the east, Eighth Avenue to the west, and West 58th and West 57th Streets to the north and south, respectively. The 3 Columbus Circle Property has approximately 216.2 feet of frontage along Broadway, 200.1 feet of frontage along Eighth Avenue, 201.2 feet of frontage along West 57th Street and 121.2 feet of frontage along West 58th Street.  The 3 Columbus Circle Property is served primarily by the 59th Street/Columbus Circle subway station, located to the northwest, which offers trains on the A, B, C, D and 1 lines, as well as the M20, M57 and M104 bus lines.

The three largest tenants at the 3 Columbus Circle Property occupy a total of 48.1% of the total net rentable area (“NRA”) and account for 47.8% of underwritten base revenue.  The largest tenant, Y&R, occupies 159,394 SF, or 30.3% of total NRA, and accounts for 28.0% of underwritten base rent.  The second largest tenant, Emerge212, occupies 57,359 SF or 10.9% of total NRA, and accounts for 8.1% of underwritten base rent.  The third largest tenant, Gilder Gagnon Howe & Co., occupies 36,076 SF on the top three floors of the 3 Columbus Circle Property, or 6.9% of total NRA, and accounts for 11.7% of underwritten base rent.  No other tenant at the 3 Columbus Circle Property occupies more than 5.8% of total NRA or accounts for more than 10.3% of underwritten base rent.  Tenants rated investment grade by at least one of Fitch/Moody’s/S&P comprise 47.8% of the NRA at the 3 Columbus Circle Property and account for 61.4% of underwritten base rent, with a weighted average remaining lease term of approximately 16.1 years.

In connection with the renovation and modernization of the 3 Columbus Circle Property between 2011 and 2013, the majority of the 3 Columbus Circle Property’s tenant base was turned over, bringing the occupancy down to 18.4% as of December 2011. In 2012, Y&R took occupancy of 124,760 SF in addition to purchasing its 214,372 SF condominium on floors three through eight. During 2013, Emerge 212 took occupancy of 57,359 SF and Y&R expanded into an additional 34,634 SF Since then, occupancy at the 3 Columbus Circle Property has steadily increased to the current occupancy level of 82.7% as of February 28, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

The following table presents certain information relating to certain tenants at the 3 Columbus Circle Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Non-Collateral Condo Tenant
Y&R(2)	BBB+/NR/BBB	214,372	NAP	$391,956	1.1%	$1.83	NAP	—

Office Tenants
Y&R	BBB+/NR/BBB	159,394	30.3%	9,909,020	28.0	62.17	7/31/2033	2, 10-year options
Emerge212	BBB-/Baa3/BB+	57,359	10.9	2,867,950	8.1	50.00	2/29/2028	NA
Gilder Gagnon Howe & Co.	NR/NR/NR	36,076	6.9	4,146,174	11.7	114.93	1/31/2017	NA
Jazz at Lincoln Center	NR/NR/NR	30,653	5.8	1,593,956	4.5	52.00	4/30/2028	1, 5-year option
Versace	NR/NR/NR	21,342	4.1	1,493,940	4.2	70.00	7/31/2025	1, 5-year option
Total Major Office Tenants		304,824	58.0%	$20,011,040	56.5%	$65.65
Remaining Office Tenants		91,335	17.4	6,147,183	17.4	67.30
Total Occupied Office Tenants		396,159	75.3%	$26,158,223	73.9%	$66.03
Vacant Office		50,568	9.6	0	0.0	0.00
Total Office		446,727	85.0%

Retail Tenants
CVS	NR/Baa1/BBB+	21,159	4.0%	3,650,000	10.3%	172.50	7/31/2028	1, 10-year option
Chase	A+/A3/A	10,000	1.9	3,575,000	10.1	357.50	4/30/2021	1, 5-year option
Bank of America	A/Baa2/A-	3,263	0.6	1,332,761	3.8	408.45	8/31/2017	1, 5-year option
Francois Payard Bakery	NR/NR/NR	1,025	0.2	252,000	0.7	245.85	1/31/2024	NA
Total Occupied Retail Tenants		35,447	6.7%	$8,809,761	24.9%	$248.53
Vacant Retail		40,286	7.7	0	0.0	0.00
Total Retail		75,733	14.4%

Storage/Telecom/Other		202	0.0%	30,420	0.1%	150.59
Total Leased Tenants		431,808	82.1%	$35,390,360	100.0%	$81.96
Management Office		2,831	0.5	0	0.0	0.00
Total Occupied Tenants(3)		434,639	82.7%	$35,390,360	100.0%	$81.42
Vacant Retail		40,286	7.7	0	0.0	0.00
Vacant Office		50,568	9.6	0	0.0	0.00
Vacant Other		314	0.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		525,807	100.0%	$35,390,360	100.0%	$81.42

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Underwritten Base Rent represents underwritten cleaning fees of $391,956 due from the non-collateral Y&R condominium which have historically been accounted for separate from the non-collateral Y&R condo fee reimbursement.

(3)	Underwritten Base Rent includes $391,956 from the Non-Collateral Y&R space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

The following table presents the lease rollover schedule at the 3 Columbus Circle Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	0	0.0%	0.0%	$0	0.0%	0.00	0
2015	23,697	4.5	4.5%	1,360,199	3.8	57.40	6
2016	0	0.0	4.5%	0	0.0	0.00	0
2017	46,282	8.8	13.3%	6,020,489	17.0	130.08	5
2018	5,704	1.1	14.4%	414,228	1.2	72.62	2
2019	13,735	2.6	17.0%	1,045,728	3.0	76.14	3
2020	4,533	0.9	17.9%	355,600	1.0	78.45	1
2021	10,000	1.9	19.8%	3,575,000	10.1	357.50	1
2022	0	0.0	19.8%	0	0.0	0.00	0
2023	21,226	4.0	23.8%	1,443,368	4.1	68.00	3
2024	6,814	1.3	25.1%	694,859	2.0	101.98	2
2025	31,050	5.9	31.0%	2,037,588	5.8	65.62	2
2026 & Thereafter	268,565	51.1	82.1%	18,020,926	50.9	67.10	5
Other	3,033	0.6	82.7%	422,376	1.2	139.26	8
Vacant	91,168	17.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	525,807	100.0%		$35,390,360	100.0%	81.42	38

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The following table presents certain information relating to historical leasing at the 3 Columbus Circle Property:

Historical Leased %(1)(2)
	2011	2012	2013	As of 2/28/2015
Owned Space	18.4%	27.5%	67.1%	82.7%

(1)	As provided by the borrower and reflecting occupancy as of December 31 for the specified year unless otherwise indicated.
(2)
From 2011 to 2013, the 3 Columbus Circle Property underwent an extensive repositioning, during which time the majority of the rent roll was turned over, including a capital improvement program that consisted of building-wide improvements totaling approximately $82.5 million and suite-specific improvements totaling approximately $18.5 million. The increase in Underwritten NOI over Most Recent NOI is due in part to approximately $2.2 million in underwritten straight-line rents for investment grade tenants and underwritten step rents through February 2016, as well as new leases dating back to the third quarter of 2014 which contribute approximately $2.7 million in underwritten base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 3 Columbus Circle Property:

Cash Flow Analysis(1)(2)

	2011	2012	2013	TTM 9/30/2014	Underwritten	Underwritten $ per SF
Base Rent(3)	$11,536,109	$15,615,474	$28,024,937	$31,630,515	$37,587,203	$71.48
Gross Up Vacancy	0	0	0	0	8,068,725	15.35
Total Rent	$11,536,109	$15,615,474	$28,024,937	$31,630,515	$45,655,928	$86.83
Total Reimbursables	760,947	1,154,092	3,626,553	7,662,119	7,494,723	14.25
Other Income	1,568,146	1,739,456	1,607,205	1,810,923	1,573,077	2.99
Vacancy & Credit Loss(4)	(259,017)	(61,698)	(99,510)	(118,581)	(8,068,725)	(15.35)
Effective Gross Income	$13,606,185	$18,447,324	$33,159,185	$40,984,976	$46,655,003	$88.73

Total Operating Expenses	$10,753,888	$11,173,564	$13,439,257	$15,222,578	$16,006,943	$30.44

Net Operating Income	$2,852,297	$7,273,760	$19,719,928	$25,762,399	$30,648,061	$58.29
TI/LC	0	0	0	0	1,022,259	1.94
Capital Expenditures	0	0	0	0	131,452	0.25
Net Cash Flow	$2,852,297	$7,273,760	$19,719,928	$25,762,399	$29,494,350	$56.09

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
From 2011 to 2013, the 3 Columbus Circle Property underwent an extensive repositioning, during which time the majority of the rent roll was turned over, including a capital improvement program that consisted of building-wide improvements totaling $82.5 million and suite-specific improvements totaling $18.5 million. The increase in Underwritten Net Operating Income over TTM 9/30/2014 Net Operating Income is due in part to approximately $2.2 million in Underwritten straight-line rents for investment grade tenants and underwritten step rents through February 2016, as well as new leases dating back to the third quarter of 2014 which contribute $2.7 million in Underwritten Base Rent.

(3)
Underwritten Base Rent includes $2,196,843 of (i) contractual rent increases through February 2, 2016 and (ii) straight line average rent increases through the earlier of lease expiration or effective termination date for investment grade tenants.

(4)	Underwritten Vacancy & Credit Loss is based on the in-place vacancy.

■	Appraisal. According to the appraisal, the 3 Columbus Circle Property had an “as-is” appraised value of $700,000,000 as of February 1, 2015.

■
Environmental Matters.  Based on a Phase I environmental report dated February 9, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended the continued implementation of an asbestos operation and maintenance plan at the 3 Columbus Circle Property, which is currently in place.

■
Market Overview and Competition.  The 3 Columbus Circle Property is located in New York’s Midtown West office market within the Westside office submarket.  As of the third quarter 2014, Midtown West Class A office inventory was comprised of approximately 37.7 million SF of office space with a vacancy rate of 10.7%.  Specifically, Class A office inventory within the Westside submarket was comprised of approximately 23.8 million SF of office space with a vacancy rate of 11.1%. As of the third quarter of 2014, Class A Midtown West office rents were $77.05 per SF with Westside office submarket rental rates of $79.66 per SF. The appraiser analyzed a set of seven directly competitive properties within the immediate competitive area of the 3 Columbus Circle Property and concluded an office market rental range of $65.00 to $135.00 per SF. Underwritten weighted average office rents at the 3 Columbus Circle Property are currently $66.03 per SF, slightly below the appraisal’s concluded office market rent for the 3 Columbus Circle Property of $73.77 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

The following table presents certain information relating the comparable set as determined by the appraisal.

Comparable Set(1)

Building	Office Area	Available	% Occupied	Asking Rent Low	Asking Rent High
3 Columbus Circle Property(2)	446,727	50,568	88.7%	NAP	NAP
40 West 57th Street	712,000	50,000	93.0%	$115.00	$115.00
1740 Broadway	412,704	0	100.0%	NAP	NAP
810 Seventh Avenue	748,023	107,937	85.6%	$85.00	$85.00
888 Seventh Avenue	841,000	100,442	88.1%	$70.00	$135.00
1350 Avenue of the Americas	424,000	23,605	94.4%	$65.00	$85.00
1370 Avenue of the Americas	339,000	34,316	89.9%	$70.00	$80.00
1755 Broadway	214,425	0	100.0%	NAP	NAP
Total / Wtd. Avg.(3):	3,691,152	316,300	91.4%	$65.00	$135.00

(1)	Source: Appraisal.
(2)	Based on rent roll dated February 28, 2015.
(3)	Total / Wtd. Avg. excludes the 3 Columbus Circle Property.

The following table summarizes the appraiser’s office-market rent conclusion by floor.

Office Market Rent

Floors	Average Floorplate (SF)	Rent per SF
9 to 15	34,162	$68.00
16 to 18	33,983	$72.00
19 to 23	21,255	$80.00
24 to 26	14,428	$90.00
Wtd. Avg.	26,852	$73.77

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

The 3 Columbus Circle Property features retail space located on the ground floor, lower level and second floor. The appraiser examined five comparable on-grade retail leases in the immediate area around the 3 Columbus Circle Property as well as eight large multi-level retail leases across Manhattan to conclude market rents for the retail space. A summary of the leases is presented below.

Comparable Retail Leases – On Grade
Address	Tenant	Frontage	Lease SF	Adjusted Rent per SF	Lease Term	Lease Type
250 West 57th Street	HSBC	West 57th Street	3,000	$399.30	10 years	Gross
1841 Broadway	Luggage Company	Broadway	1,208	$397.00	5 years	Gross
836 Seventh Avenue	Dunkin Donuts	Eighth Avenue	400	$420.00	10 years	Gross
250 West 57th Street	Starbucks	Eighth Avenue	879	$390.00	10 years	Gross
250 West 57th Street	AT&T	West 57th Street	3,797	$408.00	10 years	Gross

Comparable Retail Leases – Multi-Level
Address	Tenant	Frontage	Lease SF	Adjusted Rent per SF	Lease Term	Lease Type
545 Fifth Avenue	NBA	Fifth Avenue	24,648	$135.00	20 years	Gross
635 Avenue of the Americas	Lowe’s	6th Ave. & 19th St.	28,351	$202.00	15 years	Gross
105 Fifth Avenue	Banana Republic	5th Ave. & 18th St.	28,800	$118.00	10 years	Gross
101 Seventh Avenue	Barney’s	Seventh Avenue	50,450	$134.00	10 years	Gross
583 Broadway	Under Armour	Broadway	20,144	$116.00	10 years	Gross
249 West 17th Street	Room & Board	17th Street	60,919	$114.00	15 years	Gross
1095 Avenue of the Americas	Whole Foods	6th Ave. & 41st St.	33,338	$130.00	20 years	Gross
608 Fifth Avenue	Top Shop	5th Ave. & 49th St.	44,287	$182.00	8 years	Gross

Retail Market Rent

Floors	Average Floorplate (SF)	Rent per SF
Basement	20,560	$50.00
Ground Floor	25,906	$392.93
Second Floor	29,267	$100.00
Wtd. Avg.	75,733	$186.45

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The Borrower.  The borrower, 3 Columbus Circle LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carveout guarantors are Joseph Moinian and SL Green Realty Corp., jointly and severally.

Joseph Moinian is the founder and CEO of The Moinian Group. Founded in 1982, The Moinian Group is a New York City-based developer, investor and long-term owner of prime real estate. The Moinian Group owns in excess of 20 million SF of residential, hotel, commercial and retail properties across major cities including New York, Chicago, Dallas and Los Angeles.

SL Green Realty Corp., New York City’s largest office landlord, is a fully integrated, publicly traded (NYSE: SLG) REIT that is focused primarily on the acquisition and management of Manhattan commercial properties. As of December 31, 2014, SL Green Realty Corp. held interests in 101 Manhattan buildings totaling 42.4 million SF of space. In addition to its Manhattan investments, SL Green Realty Corp. holds ownership interests in 36 suburban buildings totaling 5.9 million SF in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

3 COLUMBUS CIRCLE

■
Escrows.  In connection with the origination of the 3 Columbus Circle Loan, the borrower deposited (i) $1,260,386 into a tax reserve account, (ii) $4,405,062 into a TI/LC reserve account for existing TI/LC obligations due to tenants as of the 3 Columbus Circle Loan origination date, (iii) $3,500,000 into a required repairs reserve, (iv) $840,248 into a rent concession reserve for existing free rent obligations due to tenants as of the 3 Columbus Circle Loan origination date, (v) $2,524,836 into the signage conversion work reserve and (vi) $1,550,000 into the signage rent reserve, which represents one year of prepaid signage rent under the in place lease.

On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $420,129, into a tax reserve account and (ii) 1/12 of the annual insurance premiums. Notwithstanding the foregoing, in the event that an acceptable blanket insurance policy is in effect, deposits into the insurance reserve account are suspended to the extent that insurance premiums relate to such acceptable blanket insurance policy.  As of the 3 Columbus Circle Loan origination date, an acceptable blanket insurance policy was in effect.

■
Lockbox and Cash Management.  The 3 Columbus Circle Loan is structured with a hard lockbox and springing cash management. On the origination date of the 3 Columbus Circle Loan, the borrower was required to instruct all tenants to deposit all rents and other payments into the lockbox account controlled by the lender for the term of the 3 Columbus Circle Loan. All funds in the lockbox account are swept daily to the cash management account controlled by the lender.  Provided no 3 Columbus Circle Trigger Period (as defined below) is continuing, all funds in the cash management account are swept daily to the borrower’s operating account.  Upon the occurrence and during the continuance of a 3 Columbus Circle Trigger Period, amounts in the cash management account will be disbursed monthly through the waterfall in the 3 Columbus Circle Loan documents and excess cash swept and held as additional collateral for the 3 Columbus Circle Loan.

A “3 Columbus Circle Trigger Period” will commence upon (i) an event of default, or (ii) the debt service coverage ratio falling below 1.10x (based on an amortizing 30-year debt service payment). A 3 Columbus Circle Trigger Period will end (a) with respect to clause (i) above, upon the cure of the event of default, or (b) with respect to clause (ii) above, upon the debt service coverage ratio being greater than 1.15x for two consecutive quarters or if the borrower delivers to the lender as additional collateral for the 3 Columbus Circle Loan either cash or a letter of credit in an amount by which the then outstanding principal balance would need to be reduced in order for the debt service coverage ratio to equal 1.10x.

■
Property Management. The 3 Columbus Circle Property is managed by Newmark & Company Real Estate, Inc. Newmark & Company Real Estate, Inc. is owned by Newmark Grubb Knight Frank, which provides property and facilities management for 500 million SF in the U.S., Europe, Asia-Pacific, the Middle East and Africa.

■
Terrorism Insurance. The 3 Columbus Circle Loan documents require that the “all risk” insurance policy required to be maintained by the borrower (or a separate policy) provides coverage for terrorism in an amount equal to the full replacement cost of the 3 Columbus Circle Property provided such coverage is commercially available, provided however, that the borrower will not be required to spend more than 200% of the amount of the insurance premiums that would then be payable under policies obtained at then-current market rates in respect of the cost of property coverage and business interruption coverage (excluding terrorism components of such property and business interruption coverage) in the event the Terrorism Risk Insurance Act or a similar government backstop is no longer in effect.  The 3 Columbus Circle Loan documents also require business interruption insurance covering no less than the 24-month period following the occurrence of a casualty event, together with a 12-month extended period of indemnity.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

APOLLO EDUCATION GROUP HEADQUARTERS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

Apollo Education Group Headquarters
4015, 4025, 4035, 4045, 4050 and 4055 South Riverpoint Parkway
Phoenix, AZ 85040
PHOENIX
Downtown
Encanto
Arcadia
Alhambra
Paradise Valley
SCOTTSDALE
Downtown Scottsdale
South Scottsdale
TEMPE
Guadalupe
CHANDLER
South Mountain
SOUTH MOUNTAINS
PHOENIX SOUTH MTN. PARK
Ahwatukee Foothills
Papago Park
Echo Canyon Park
MARICOPA COUNTY
Phoenix Sky Harbor International Airport
Salt River (Dry)
Black Canyon Frwy
Squaw Peak Pkwy
Papago Frwy
Red Mtn. Frwy
Maricopa Frwy
Superstition Frwy
Hohokam Expwy
METRO Light Rail
Camelback Rd
Indian School Rd
Osborn Rd
Thomas Rd
McDowell Rd
Van Buren St
Washington St
Buckeye Rd
Broadway Rd
Southern Ave
Baseline Rd
Guadalupe Rd
Elliot Rd
Warner Rd
Ray Rd
Arizona State University
Tempe Diablo Stadium
Arizona Mills
Peoria
Glendale
Scottsdale
Mesa
Avondale
Tempe
Gilbert
Chandler

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Phoenix, Arizona	Cut-off Date Principal Balance		$91,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$152.59
Size (SF)	599,664	Percentage of Initial Pool Balance		8.2%
Total Occupancy as of 1/1/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007-2008 / NAP	Mortgage Rate		3.7365%
Appraised Value(1)	$183,000,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
Underwritten Revenues	$14,357,339
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$14,357,339		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,667,726	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	50.0%	Insurance	$0	$0
Maturity Date LTV Ratio	50.0%	Replacement Reserves	$0	$9,995
DSCR Based on Underwritten NOI / NCF	4.14x / 3.94x	TI/LC	$0	$49,972
Debt Yield Based on Underwritten NOI / NCF	15.7% / 14.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Principal’s New Cash Contribution	$92,054,765	50.2%	Purchase Price	$183,000,000	99.7%
Loan Amount	91,500,000	49.8	Closing Costs	554,765	0.3

Total Sources	$183,554,765	100.0%	Total Uses	$183,554,765	100.0%

(1)	The appraiser assigned a “hypothetical - go dark” value of $122,000,000 for the Apollo Education Group Property. The Cut-off Date LTV Ratio based on the “hypothetical - go dark” value is 75.0%

■
The Mortgage Loan. The mortgage loan (the “Apollo Education Group Loan”) is evidenced by a note in the original principal amount of $91,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Phoenix, Arizona (the “Apollo Education Group Property”).  The Apollo Education Group Loan was originated by Goldman Sachs Mortgage Company on February 24, 2015 and represents approximately 8.2% of the Initial Pool Balance. The note evidencing the Apollo Education Group Loan has an outstanding principal balance as of the Cut-off Date of $91,500,000 and has an interest rate of 3.7365% per annum. The borrower utilized proceeds of the Apollo Education Group Loan to acquire the Apollo Education Group Property and pay loan origination costs.

The Apollo Education Group Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-Off Date. The Apollo Education Group Loan requires payments of interest only during its entire term. The scheduled maturity date for the Apollo Education Group Loan is the due date in March 2020. Voluntary prepayment of the Apollo Education Group Loan is permitted on or after the due date in January 2020 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default under the Apollo Education Group Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

■
The Mortgaged Property. The Apollo Education Group Property is an approximately 599,664 SF Class A office campus located in Phoenix, Arizona. The campus was built from 2007 through 2008, and it is comprised of three office buildings, two multi-level parking garage structures and two surface parking lots. The Apollo Education Group Property, which serves as the global corporate headquarters for Apollo Education Group, Inc. (“Apollo Education Group”), is 100.0% leased to Apollo Education Group through March 2031 on an absolute net basis and has annual rental increases. Apollo Education Group is the parent of the University of Phoenix, a for profit provider of higher education programs that announced on March 25, 2015 that the number of students registering for courses in the quarter that ended February 28, 2015 fell 15% to 213,800 and that for the first six months of the company’s 2015 fiscal year, net revenue declined from $672.8 million to $578.6 million, operating income excluding special items declined from $249.8 million to $65.6 million and net revenue per degree seeking student declined from $2,337 to $2,236 compared to the same prior year period. See “Description of the Mortgage Pool—Tenant Issues—Tenants in Financial Distress or Affiliated with a Parent or Related to a Chain That Is in Financial Distress” in the Free Writing Prospectus for more information. The Apollo Education Group Property provides office space for approximately 2,850 Apollo Education Group executives and employees. No classroom or student activities occur at the Apollo Education Group Property. The Apollo Education Group Property has a parking ratio of 7.67 stalls per 1,000 SF, the majority of which is comprised of covered parking. As of January 1, 2015, the Total Occupancy and Owned Occupancy for the Apollo Education Group Property were both 100.0%.

The following table presents certain information relating to the buildings at the Apollo Education Group Property:

Building Summary(1)

Building	Tenant Name(2)	Building Description	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF
4025 South Riverpoint Parkway	Apollo Education Group	10-Story Office Building	267,962	44.7%	$5,797,010	44.7%	$21.63
4035 South Riverpoint Parkway	Apollo Education Group	6-Story Office Building	165,851	27.7	3,587,971	27.7	21.63
4045 South Riverpoint Parkway	Apollo Education Group	6-Story Office Building	165,851	27.7	3,587,971	27.7	21.63
Total / Wtd. Avg.			599,664	100.0%	$12,972,952	100.0%	$21.63

(1)	Source: Appraisal.
(2)	The Apollo Education Group Property is entirely leased to Apollo Education Group on a single lease.

The following table presents certain information relating to the sole tenant at the Apollo Education Group Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P) (1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Apollo Education Group	NR / NR / NR	599,664	100.0%	$12,972,952	100.0%	$21.63	3/31/2031	4, 5-year options

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

The following table presents certain information relating to the lease rollover schedule at the Apollo Education Group Property based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	599,664	100.0	100.0%	12,972,952	100.0	21.63	1
Vacant	0	0.0	0.0%	0	0.0	0.00	0
Total / Wtd. Avg.	599,664	100.0%		$12,972,952	100.0%	$21.63	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical leasing at the Apollo Education Group Property:

Historical Leased %(1)

2012	2013	2014
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Apollo Education Group Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$12,972,952	$21.63
Contractual Rent Steps(4)	2,140,037	3.57
Total Rent	$15,112,989	$25.20
Less Vacancy & Credit Loss	(755,649)	(1.26)
Effective Gross Income	$14,357,339	$23.94

Total Operating Expenses	$0	$0.00

Net Operating Income	$14,357,339	$23.94
TI/LC	569,681	0.95
Capital Expenditures	119,933	0.20
Net Cash Flow	$13,667,726	$22.79

(1)
Certain items, such as, straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical operating statements are unavailable as the Apollo Education Group Property was acquired by the borrower sponsor in February 2015.
(3)	Base Rent is based on April 2015 contractual rent.
(4)
Contractual Rent Steps line item is based on the straight line average of Apollo Education Group’s contractual base rent steps through the remaining lease term, in excess of the Underwritten Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

■	Appraisal. According to the appraisal, the Apollo Education Group Property had an “as-is” appraised value of $183,000,000, and a “hypothetical – go dark” value of $122,000,000 as of February 2, 2015.

■
Environmental Matters. A Phase I environmental site assessment, dated February 10, 2015, recommended no further investigation or other action in regard to prior industrial impacts that were remediated pursuant to the Arizona Department of Environment Quality Voluntary Remediation Program and received no further action status. Due to residual metal impacts to soil, a recorded Declaration of Environmental Use Restriction limits the use of the Apollo Education Group Property to non-residential. No other recognized environmental conditions were identified.

■
Market Overview and Competition. The Apollo Education Group Property is located in the South Airport submarket within the Phoenix office market. According to the appraisal, as of the fourth quarter of 2014, the South Airport submarket included a total of 4,228,485 SF of office space, with 25.8% vacancy, a net absorption of 106,978 SF and an average rental rate of $20.38 per SF. Also according to the appraisal, Class A office space in the South Airport submarket had 0% vacancy as of the fourth quarter of 2014.

The Apollo Education Group Property competitive set is comprised of recent office leases involving greater than 100,000 SF within the greater Phoenix area. The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Apollo Education Group Property:

Office Lease Comparables(1)

	Apollo Education Group Headquarters	Rio West Business Park Buildings B & E	SCF Tower	Republic Services Corporate Headquarters	Northgate Corporate Center	Hines One Renaissance Square
Year Built	2007-2008	2005	1986	2005	2008	1987
Total GLA	599,664	147,673	252,400	152,162	131,854	492,116
Total Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	74.0%
Lease GLA	599,664	147,673	252,400	152,162	131,854	157,483
Rent Rate per SF	$21.63	$14.00	$14.91	$22.01	$15.48	$30.25
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Apollo Education Group Property:

Office Sales Comparables(1)

Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Apollo Education Group Headquarters	Phoenix, Arizona	February 2015	599,664	$183,000,000	$305.17	100.0%
Norterra	Phoenix, Arizona	May 2013	232,650	$54,500,000	$234.26	100.0%
Republic Services Corporate Headquarters	Phoenix, Arizona	June 2013	152,162	$47,600,000	$312.82	100.0%
QBE Insurance	Chandler, Arizona	March 2014	183,000	$43,100,000	$235.52	100.0%
Freeport McMoRan Headquarters	Phoenix, Arizona	November 2014	249,012	$110,000,000	$441.75	100.0%

(1)	Source: Appraisal.

■
The Borrower. The borrower is EPIC Apollo LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Apollo Education Group Loan. Steven Elghanayan is the non-recourse carveout guarantor under the Apollo Education Group Loan. Steven Elghanayan is a director at EPIC, LLC (“EPIC”), an indirect owner of the borrower. EPIC is a boutique real estate investment firm with headquarters located in Manhattan and London. EPIC, directly or indirectly, owns and manages approximately 3.5 million SF of office, retail and residential space across the United States, Canada, the United Kingdom and Germany, with an estimated market value in excess of $2 billion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

■
Escrows. On the origination date, the borrower was not required to fund any escrow reserves. On each due date, the borrower is required to fund: (i) a tenant improvements and leasing commissions reserve in the amount of $49,972; (ii) a capital expenditure reserve in the amount of $9,995 and (iii) a tax and insurance reserve in the amount of the sum of (x) one-twelfth of the taxes that the lender reasonably estimates will be payable during the next ensuing 12-month period and (y) one-twelfth of the insurance premiums that the lender reasonably estimates, will be payable during the next ensuing 12-month period; provided that the payments to the reserve for taxes and insurance are waived so long as (a) no event of default under the Apollo Education Group Loan has occurred and is continuing, (b) the related lease requires that Apollo Education Group pay all taxes directly to the applicable government authority and all insurance premiums required thereunder directly to the applicable insurer, (c) Apollo Education Group directly pays all taxes and insurance premiums required under the Apollo Education Group Loan documents, (d) Apollo Education Group makes such payments prior to their becoming delinquent and (e) the borrower delivers to the lender satisfactory evidence that such payments are made timely.

■
Lockbox and Cash Management. The Apollo Education Group Loan is structured with a hard lockbox and in place cash management. The Apollo Education Group Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox that is also the cash management account. On each business day, other than during an Apollo Education Group Trigger Period or an event of default under the Apollo Education Group Loan documents, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account. On each due date during an Apollo Education Group Trigger Period or, at the lender’s discretion, during an event of default under the Apollo Education Group Loan documents, the Apollo Education Group Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and (other than during an event of default) budgeted operating expenses, and all remaining amounts will be reserved in an excess cash flow reserve account. During the continuance of an event of default under the Apollo Education Group Loan documents, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Apollo Education Group Loan to amounts payable under the Apollo Education Group Loan documents and/or toward the payment of expenses of the Apollo Education Group Property, in such order of priority as the lender may determine.

An “Apollo Education Group Trigger Period” means the period (i) commencing with (a) the filing of a bankruptcy petition by or against Apollo Education Group to (b) the date on which Apollo Education Group emerges from bankruptcy, provided that it has not rejected that certain commercial lease between Apollo Education Group and Cole of Phoenix AZ, LLC, the predecessor-in-interest to the borrower, dated March 24, 2011, and/or (ii) during which (a) Apollo Education Group vacates 28% or more of the premises leased as of the origination date (other than as a result of subleases approved by the borrower and lender) and (b) the market capitalization of Apollo Education Group, Inc. falls below $1,500,000,000.

■
Property Management. The Apollo Education Group Property is self-managed by Apollo Education Group, the sole tenant at the Apollo Education Group Property, and Apollo Education Group currently has an agreement with Jones Lang LaSalle to assist it in managing the Apollo Education Group Property. Under the Apollo Education Group Loan documents, the Apollo Education Group Property must remain self-managed by Apollo Education Group or managed by a third party manager engaged by Apollo Education Group. In the event that the borrower has engaged a third party manager, the management company must be one approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Apollo Education Group Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, absent a continuing event of default under the Apollo Education Group Loan, the borrower may select such substitute property manager, which substituted property manager is subject to the lender’s approval.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

APOLLO EDUCATION GROUP HEADQUARTERS

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Apollo Education Group Property (plus 12 months of rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Apollo Education Group Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Apollo Education Group Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Apollo Education Group Property are separately allocated to the Apollo Education Group Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

Parkchester Commercial
1386 Metropolitan Avenue
Bronx, NY 10462
YONKERS
NEW JERSEY
Palisades Interstate Park
Hudson River
Riverdale
Spuyten Duyvil
MANHATTAN
Inwood
Morris Heights
Washington Heights
Harlem
Upper East Side
BRONX
Morris Park
Castle Hill
Hunts Point
East River
Long Island Sound
Rikers Island
Randalls Island
Ward Island
QUEENS
LaGuardia Airport
Whitestone
College Point
Van Cortlandt Park
Fordham University
Bronx Botanical Gardens
Crotona Park
Claremont Park
Pelham Bay Park
Ferry Point Park
Sound View Park
Cross Bronx Expwy
Bruckner Expwy
Bronx River Pkwy
Hutchinson River Pkwy
Whitestone Bridge
Cross Island Pkwy
Triboro Br
THROGS NECK BRIDGE
NEW YORK CITY
BROOKLYN
STATEN ISLAND
NEWARK
PATERSON

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Bronx, New York	Cut-off Date Principal Balance		$65,000,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF		$120.10
Size (SF)	541,232	Percentage of Initial Pool Balance		5.8%
Total Occupancy as of 2/3/2015	93.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/3/2015	93.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1939-1942 / 1998-2015	Mortgage Rate		3.9200%
Appraised Value	$112,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$15,181,412
Underwritten Expenses	$8,113,997	Escrows
Underwritten Net Operating Income (NOI)	$7,067,415		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,420,023	Taxes	$715,977	$260,355
Cut-off Date LTV Ratio	58.0%	Insurance	$0	$0
Maturity Date LTV Ratio	48.8%	Replacement Reserve	$0	$14,122
DSCR Based on Underwritten NOI / NCF	1.92x / 1.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.9% / 9.9%	Other(2)	$228,017	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$65,000,000	99.8%	Principal Equity Distribution	$46,280,738	71.1%
Other Sources	100,000	0.2	Loan Payoff	15,465,858	23.8
			Closing Costs	2,409,409	3.7
			Reserves	943,994	1.5
Total Sources	$65,100,000	100.0%	Total Uses	$65,100,000	100.0%

(1)	The Parkchester Commercial Property is a mixed use property with a total of 541,232 SF consisting of 408,531 SF of retail space, 64,901 SF of office space and 67,800 SF of storage space.
(2)	Other upfront reserves consist of a violations work reserve ($115,000) and a free rent reserve ($113,017). See “–Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Parkchester Commercial Loan”) is evidenced by a note in the original principal amount of $65,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in 88 mixed use condominium units known as the Parkchester Commercial, located in Bronx, New York, and three parking garages (the “Parkchester Commercial Property”).  The Parkchester Commercial Loan was originated by Citigroup Global Markets Realty Corp. on February 19, 2015.  The Parkchester Commercial Loan has an outstanding principal balance as of the Cut-off Date of $65,000,000, which represents 5.8% of the Initial Pool Balance, and accrues interest at an interest rate of 3.9200% per annum.  The proceeds of the Parkchester Commercial Loan were primarily used to refinance existing debt secured by the Parkchester Commercial Property, fund reserves, pay closing costs and return equity to the borrower sponsor.

The Parkchester Commercial Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Parkchester Commercial Loan requires payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the Parkchester Commercial Loan over a 30-year amortization schedule.  The scheduled maturity date of the Parkchester Commercial Loan is the due date in March 2025.  The borrower may, at its option, voluntarily prepay the Parkchester Commercial Loan in whole (but not in part, except as otherwise described below under “—Lockbox and Cash Management”), provided, that, if any such prepayment occurs prior to the due date occurring in January 2025, the borrower will be required to pay a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the amount being prepaid.  On or after the due date occurring in January 2025, the borrower will be permitted to prepay the Parkchester Commercial Loan in whole (but not in part) without payment of a prepayment premium or penalty.

■
The Mortgaged Property. The Parkchester Commercial Property is comprised of 541,232 SF of mixed use space which consists of 408,531 SF of retail space, 64,901 SF of office space and 3 garages containing 1,969 parking spaces and 67,800 SF of storage space.  The Parkchester Commercial Property is located in Bronx, New York.  Notable tenants at the Parkchester Commercial Property include Macy’s, Marshall’s, Chase Manhattan Bank, Walgreens, Starbucks, Dress Barn, GameStop, and Subway.  Access to the Parkchester Commercial Property is afforded by frontage along Metropolitan Avenue, East Avenue, Wood Avenue, Parkchester Road and Wood Road.  As of February 3, 2015, the Total Occupancy and Owned Occupancy were both 93.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

The Parkchester Commercial Property is located within the overall Parkchester development (“Parkchester”), which is a residential complex originally built by MetLife between 1939 and 1942. Parkchester contains over 12,000 residential condominium units, five parking garages and approximately 650,000 SF of commercial space. Parkchester is split into two condominiums regimes, Parkchester South and Parkchester North.

The Parkchester Commercial Property constitutes a portion of the Parkchester South condominium regime.  The Parkchester South condominium regime contains 8,286 residential condominium units in addition to the Parkchester Commercial Property. The borrower owns a 7.325% interest in the common elements of the Parkchester South condominium regime.  The Parkchester South condominium regime board is comprised of 15 members, one of which is appointed by the borrower. Affiliates of the borrower currently also have the power to appoint six of the other members of the board.

 The following table presents certain information relating to the major tenants (which tenants may, in certain cases, have co-tenancy provisions) at the Parkchester Commercial Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating(Fitch/MIS/S&P)(1)	Tenant GLA		% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Central Parking System of NY	NR / NR / NR	0	(3)	0.0%	$1,913,526	14.0%	NA	12/31/2020	NA	NA	NA
Walgreens(4)	NR / Baa2 / BBB	9,116		1.7	885,595	6.5	$97.15	12/31/2037	NA	NA	NA
Macy’s	BBB / Baa2 / BBB+	170,800		31.6	875,000	6.4	$5.12	1/31/2019	$194	3.7%	9, 5-year options
Marshall’s	NR / A3 / A+	24,335		4.5	602,952	4.4	$24.78	10/31/2024	NA	NA	3, 5-year options
Blink Metropolitan Ave	NR / NR / NR	14,350		2.7	414,700	3.0	$28.90	12/31/2027	NA	NA	1, 5-year option
Rainbow	NR / NR / NR	21,900		4.0	400,000	2.9	$18.26	1/31/2020	$94	28.0%	1, 5-year option
Applebees	NR / NR / NR	6,714		1.2	385,000	2.8	$57.34	11/30/2032	$438	14.4%	NA
Chase Manhattan Bank, N.A.	A+ / A3 / A	3,595		0.7	383,775	2.8	$106.75	3/31/2025	NA	NA	1, 5-year option
Payless Shoes	NR / Ba3 / BB	4,035		0.7	342,975	2.5	$85.00	6/30/2017	NA	NA	NA
New York & Company	NR / NR / NR	5,516		1.0	330,381	2.4	$59.90	1/31/2019	NA	NA	1, 5-year option
Ten Largest Owned Tenants		260,361		48.1%	$6,533,904	47.8%	$25.10
Remaining Owned Tenants		244,061		45.1	7,127,744	52.2	29.20
Vacant Spaces (Owned Space)		36,810		6.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		541,232		100.0%	$13,661,648	100.0%	$27.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of November 30, 2014.
(3)	Central Parking System of NY leases 1,969 parking spaces at the Parkchester Commercial Property.
(4)	Walgreens has an option to terminate its lease at any time during the years of 2023, 2028 and 2033 with one year’s notice.

Historical Tenant Sales per SF and Occupancy Cost(1)(2)

	Tenant Sales per SF				Occupancy Cost

	2011	2012	2013	TTM 11/30/2014	2011	2012	2013	TTM 11/30/2014
Macy’s	$206	$204	$209	$194	3.5%	3.5%	3.4%	3.7%
Rainbow	$101	$97	$99	$94	25.8%	27.0%	26.5%	28.0%
Remaining Owned Tenants	$384	$387	$414	$411	15.6%	16.9%	15.7%	16.3%
Total / Wtd. Avg.	$213	$215	$228	$218	7.0%	7.5%	7.5%	8.0%

(1)	As provided by the borrower and represents average occupancy for the year.
(2)	Based on weighted average of available sales figures.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

The following table presents certain information relating to the lease rollover schedule at the Parkchester Commercial Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	13,336	2.5%	2.5%	$137,621	1.0%	$10.32	4
2015	23,681	4.4	6.8%	830,485	6.1	35.07	8
2016	26,941	5.0	11.8%	885,976	6.5	32.89	9
2017	88,223	16.3	28.1%	1,416,641	10.4	16.06	12
2018	40,784	7.5	35.7%	1,619,186	11.9	39.70	14
2019	180,358	33.3	69.0%	1,352,709	9.9	7.50	5
2020	36,562	6.8	75.7%	2,956,210	21.6	80.85	9
2021	4,437	0.8	76.6%	323,831	2.4	72.98	2
2022	8,982	1.7	78.2%	315,784	2.3	35.16	3
2023	14,885	2.8	81.0%	600,191	4.4	40.32	2
2024	24,335	4.5	85.5%	602,952	4.4	24.78	1
2025	7,309	1.4	86.8%	655,365	4.8	89.67	3
2026 & Thereafter	34,589	6.4	93.2%	1,964,695	14.4	56.80	4
Vacant	36,810	6.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	541,232	100.0%		$13,661,648	100.0%	$27.08	76

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Parkchester Commercial Property:

Historical Leased %(1)

2010	2011	2012	2013	TTM 11/30/2014
95.1%	94.5%	94.5%	90.0%	94.2%

(1)	As provided by the borrower and represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Parkchester Commercial Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 11/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$11,125,814	$11,103,749	$12,246,672	$12,675,738	$13,298,446(2)	$24.57
Contractual Rent Steps(3)	0	0	0	0	363,202	0.67
Gross Up Vacancy	0	0	0	0	1,127,090	2.08
Total Rent	$11,125,814	$11,103,749	$12,246,672	$12,675,738	$14,788,738	$27.32
Total Reimbursables	1,025,120	411,667	676,351	1,120,512	1,509,718	2.79
Percentage Rent	0	0	0	0	5,939	0.01
Other Income	62,839	45,551	26,337	26,581	21,163	0.04
Vacancy & Credit Loss	(529,002)	(333,235)	(754,637)	(77,733)	(1,144,146)	(2.11)
Effective Gross Income	$11,684,771	$11,227,732	$12,194,723	$13,745,098	$15,181,412	$28.05

Real Estate Taxes	1,634,474	1,700,209	1,881,632	2,045,770	3,186,045	5.89
Insurance	196,667	167,348	182,850	172,305	174,118	0.32
Management Fee	467,175	462,221	515,594	547,397	455,442	0.84
Other Operating Expenses	4,490,926	4,475,158	4,282,772	4,237,942	4,298,392	7.94
Total Operating Expenses	$6,789,242	$6,804,936	$6,862,848	$7,003,414	$8,113,997	$14.99

Net Operating Income	$4,895,529	$4,422,796	$5,331,875	$6,741,684	$7,067,415	$13.06
TI/LC	0	0	0	0	477,927	0.88
Replacement Reserves	0	0	0	0	169,465	0.31
Net Cash Flow	$4,895,529	$4,422,796	$5,331,875	$6,741,684	$6,420,023	$11.86

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent is comprised of $10,229,527 for retail tenants, $2,147,202 for parking and storage tenants and $921,718 for office tenants.
(3)
Contractual rent steps of $85,893 are underwritten based upon the actual scheduled increases through September 1, 2015.  Additionally, contractual rent steps include the present value of contractual rent steps for Walgreens ($97,567), Chase Manhattan Bank N.A. ($80,310), Sovereign Bank ($68,352) and Marshall’s ($31,079).

■	Appraisal. According to the appraisal, the Parkchester Commercial Property had an “as-is” appraised value of $112,000,000 as of an effective date January 22, 2015.

■	Environmental Matters. A Phase I environmental report dated February 26, 2015 identified the following recognized environmental condition:

A dry cleaning operation is currently present at the Parkchester Commercial Property.  The dry cleaning operator indicated that it currently and historically utilized an aliphatic hydrocarbon solvent. No tetrachloroethylene (PCE) was observed on the Parkchester Commercial Property; however, a database report identified that the dry cleaner was listed as a Resource Conservation and Recovery Act small quantity generator (i.e., it generates more than 100 kilograms, but less than 1,000 kilograms, of hazardous waste per month) of halogenated solvents. The environmental consultant noted that all new solvent and waste solvent are observed to be properly stored with secondary containment and there is no evidence of leaks or stains.

The Phase I environmental report also identified the following historical recognized environmental conditions:

An environmental database report indicated seven historic surface spills at or in the vicinity of the four underground storage tanks (“UST”) located at the Parkchester Commercial Property. According to the New York State Department of Environmental Conservation (“NYSDEC”) database record, the largest spill volume at the Parkchester Commercial Property was during a fuel delivery when fuel entered a Con Edison manhole, which was then vacuumed and cleaned. All four USTs were installed in 1939, and relined in 2006.  The environmental consultant completed a file review request with the NYSDEC in order to review the complete spill case file.  A response to the request is currently pending.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

According to a previous environmental report, eight 550-gallon steel gasoline USTs were abandoned beneath the Parkchester Commercial Property in the late 1980s. The Parkchester Commercial Property was not listed in any of the storage tank databases or with the NYSDEC’s bulk petroleum storage searchable database.  Additionally, no spills or releases associated with the eight USTs were recorded.  The previous environmental report cites closure documents on file with the New York City Fire Department and provides that the USTs appeared to have been closed in accordance with state and local regulations, although no sampling results have been discovered that would determine the presence of any potential soil impact. The USTs were reportedly filled with concrete and are inaccessible beneath the parking garage structures at the Parkchester Commercial Property. The environmental consultant requested to review the applicable closure documents and a response is currently pending.

Environmental insurance with aggregate coverage of $3,000,000 and a $25,000 deductible is currently in place through February 19, 2025 to mitigate the above referenced environmental conditions.

■
Market Overview and Competition.  The Parkchester Commercial Property is located in Bronx, New York, with frontage along Metropolitan Avenue, East Avenue, Wood Avenue, Parkchester Road and Wood Road. The Parkchester Commercial Property also has access to the New York City Subway (6 Train) at the Parkchester station, which is located two blocks south of the Parkchester Commercial Property.  According to the appraisal, the 2014 population within a one-, two-, and three-mile radius of the Parkchester Commercial Property is 152,244, 416,792, and 934,754, respectively.  Average household income within a one-, two-, and three-mile radius of the Parkchester Commercial Property is estimated at $48,235, $46,065 and $44,327, respectively.

According to the appraisal, as of the fourth quarter of 2014, the overall Bronx retail market has a total inventory of 26.8 million SF with an overall vacancy rate 11.1% and an average asking rental rate of $36.78 per SF, which is up from $33.60 per SF year-over-year. The major retail corridor in the local area is Metropolitan Avenue, which currently commands asking rents between $75 and $125 per SF. Average retail asking rents along the surrounding secondary corridors range from $40 to $70 per SF.

The following table presents certain information relating to the primary competition for the Parkchester Commercial Property:

Competitive Set(1)

	Parkchester Commercial	Concourse Plaza	The Hub	Mall at Bay Plaza	River Plaza
Distance from Subject	NA	4.4 miles	4.3 miles	5.0 miles	7.5 miles
Property Type	Mixed Use	Community Center	Community Center	Regional Mall	Regional Center
Year Built / Renovated	1939 - 1942 / 1998-2015	1990 / NA	2007 / NA	2014 / NA	2004 / NA
Total GLA	541,232	228,638	403,000	1,300,000	235,000
Total Occupancy	93%	83%	100%	55%	98%
Anchors / Significant Tenants	Macy’s, Walgreens, Marshall’s	National Amusements Theaters, Waldbaums Supermarket	Forman Mills, Staples, Rite Aid	JC Penney, Macy’s, AMC Theaters, Raymour & Flanagan	Target, Best Buy, Marshall’s

	Bruckner Plaza Shopping Center	Gateway Center at Bronx Terminal Market	Throggs Neck Shopping Center	Riverdale Crossings
Distance from Subject	1.2 miles	5.9 miles	2.0 miles	7.7 miles
Property Type	Community Center	Power Center	Power Center	Power Center
Year Built / Renovated	1965 / 1989	2010 / NA	2014 / NA	2014 / NA
Total GLA	449,941	890,687	285,299	159,037
Total Occupancy	96%	87%	89%	97%
Anchors / Significant Tenants	Kmart, Toys R Us, Marshall’s, Old Navy	Target, BJ’s, Home Depot, Raymour & Flanagan	Target, TJ Maxx, Petco	BJ’s Wholesale Club

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

■
The Borrower.  The borrower is PPC Commercial, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Parkchester Commercial Loan.  Parkchester Preservation Company, L.P., is the non-recourse carve-out guarantor under the Parkchester Commercial Loan. The Parkchester Commercial Property is indirectly owned by affiliates of Olshan Properties, O’Connor Capital Partners and The Community Preservation Corporation.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $943,994 with respect to the Parkchester Commercial Property, comprised of: (a) $715,977 for real estate taxes, (b) $115,000 for work required to resolve certain zoning matters and obtain a temporary certificate of occupancy for the Parkchester Commercial Property and (c) $113,017 for free rent associated with two tenants at the Parkchester Commercial Property.

On each due date, the borrower is required to fund the following reserves with respect to the Parkchester Commercial Property: (a) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes not otherwise paid by tenants directly under their leases over the then succeeding 12-month period, (b) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the Parkchester Commercial Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the-then succeeding 12-month period, (c) a replacement reserve in the amount of $14,122 and (d) during the continuance of a Parkchester Commercial Trigger Period, a TI/LC reserve in the amount of $54,051, subject to a cap of $600,000.

Additionally, if Macy’s fails to provide written notice to the borrower of the extension or renewal of its lease for a minimum term of five years on or prior to the date occurring one year prior to the expiration of the then applicable term of the Macy’s lease, the borrower is required to deposit either a (i) letter of credit in the amount of $1,300,000 or (ii) an amount equal to $108,333.33 on each due date for 12 consecutive months into a Macy’s reserve account for tenant improvements and leasing commissions that may be incurred in connection with the Macy’s space.

■
Lockbox and Cash Management.  The Parkchester Commercial Property requires a hard lockbox, which is in place as of the Cut-off Date, with springing cash management.  Pursuant to the Parkchester Commercial Loan documents, the borrower is required to direct all tenants paying rent by mail to deliver said payments to a rent remittances processing service, and otherwise deposit, generally within one-day of receipt, all revenues from the Parkchester Commercial Property into the lockbox account.  On each business day, sums on deposit in the lockbox account are required to be (i) transferred to the borrower provided no Parkchester Commercial Trigger Period exists, or (ii) transferred to the lender-controlled cash management account if a Parkchester Commercial Trigger Period exists.  On each due date during the continuance of a Parkchester Commercial Trigger Period, the Parkchester Commercial Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly escrow amounts (including payments of approved operating expenses), be held by the lender as additional collateral for the Parkchester Commercial Loan.  During the continuance of an event of default under the Parkchester Commercial Loan, the lender may apply any funds in the cash management account to amounts payable under the Parkchester Commercial Loan and/or toward the payment of expenses of the Parkchester Commercial Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PARKCHESTER COMMERCIAL

A “Parkchester Commercial Trigger Period” means any period (a) commencing upon (i) the occurrence of an event of default or (ii) the debt service coverage ratio (as calculated under the Parkchester Commercial Loan documents) falling below 1.20x; and (b) expiring upon (i) in connection with clause (a)(i) above, the cure (if applicable) of such event of default, and (ii) in connection with clause (a)(ii) above, either (x) the borrower making a prepayment of the Parkchester Commercial Loan in an amount sufficient to cause the debt service coverage ratio after giving effect to such prepayment to be equal to 1.20x, together with a prepayment premium equal to the greater of (1) a yield maintenance premium and (2) an amount equal to 1% of the amount being prepaid or (y) the debt service coverage ratio remaining at or above 1.25x for two consecutive calendar quarters.

■
Property Management.  The Parkchester Commercial Property is currently managed by Mall Properties, Inc. (d/b/a Olshan Properties), which is a borrower-affiliated entity. Under the Parkchester Commercial Loan documents, the borrower has the right to terminate or cancel a management agreement and replace the applicable property manager, or consent to the assignment of a property manager’s rights under the applicable management agreement, to the extent that no event of default has occurred and is continuing and the applicable replacement manager is a qualified commercial manager, engaged pursuant to a qualified management agreement. The lender has the right to terminate the management agreement and replace a manager or require that the borrower terminate a management agreement and replace a manager if (i) Mall Properties, Inc. (d/b/a Olshan Properties), becomes insolvent or a debtor in a bankruptcy proceeding; (ii) there exists a monetary or material non-monetary event of default under the Parkchester Commercial Loan; (iii) Mall Properties, Inc. (d/b/a Olshan Properties) has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a material default has occurred and is continuing under the applicable management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, in an amount equal to the full replacement cost of the Parkchester Commercial Property, plus 12 months of business interruption coverage.  The “all-risk” insurance policy that provides coverage for terrorism insurance is required to contain a deductible that is acceptable to the lender and is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

TRIBECA
LOWER MANHATTAN
FINANCIAL DISTRICT
BATTERY PARK CITY
Hudson River
East River
Brooklyn Bridge
Brooklyn-Battery Tunnel
FDR Drive
PATH
Walker St.
White St.
Franklin St.
Leonard St.
Worth St.
Harrison St.
Reade St.
Chambers St.
Warren St.
Murray St.
Barclay St.
Vesey St.
Fulton St.
John St.
Platt St.
Liberty St.
Maiden Ln.
Pine St.
Wall St.
Exchange Pl.
Beaver St.
Old Slip
Rector St.
Thames St.
Albany St.
West St.
West Broadway
Church St.
Broadway
Greenwich St.
Washington St.
Trinity Pl.
William St.
Gold St.
Pearl St.
Water St.
Front St.
South St.
Beekman St.
Fletcher St.
Broad St.
New St.
State St.
Battery Pl.
1st Pl.
South End Ave.
Washington Market Park
Gov. Nelson A. Rockefeller Park
City Hall Park
Zuccotti Park
Liberty Park
Battery Park
Federal Reserve Bank
World Financial Center Plaza
NEW JERSEY
JERSEY CITY
MANHATTAN
BROOKLYN
QUEENS
Hoboken
Union City
North Bergen
Greenwich Village
Chinatown
Financial District
170 Broadway
170 Broadway
New York, NY 10012

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$50,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$4,338.66
Size (SF)	16,134	Percentage of Initial Pool Balance	4.5%
Total Occupancy as of 2/2/2015	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/2/2015	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1920 / 2014	Mortgage Rate	4.1500%
Appraised Value	$100,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$5,158,872
Underwritten Expenses	$188,880	Escrows
Underwritten Net Operating Income (NOI)	$4,969,992	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,967,572	Taxes	$43,213	$8,643
Cut-off Date LTV Ratio(1)	70.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	63.7%	Replacement Reserve	$24,200	$0
DSCR Based on Underwritten NOI / NCF(1)	1.22x / 1.22x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	7.1% / 7.1%	Other(3)	$5,379	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$70,000,000	99.9%	Loan Payoff	$52,444,849	74.9%
Other Sources	62,000	0.1	Principal Equity Distribution	16,334,803	23.3
			Closing Costs	1,199,557	1.7
			Reserves	72,792	0.1

Total Sources	$70,062,000	100.0%	Total Uses	$70,062,000	100.0%

(1)	Calculated based on the aggregate balance of the 170 Broadway Loan Combination.
(2)
The Cut-off Date Principal Balance of $50,000,000 represents the controlling note A-1 of a $70,000,000 loan combination evidenced by two pari passu notes.  The companion loan is evidenced by the non-controlling note A-2, with a principal balance of $20,000,000 as of the Cut-off Date, which is held outside the Issuing Entity and is expected to be contributed to a future securitization transaction.

(3)	Other upfront reserve represents a condominium assessment reserve which may be applied at the lender’s discretion to any delinquent assessments. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “170 Broadway Loan”) is part of a loan combination (the “170 Broadway Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee interest in a single tenant retail condominium unit located in New York, New York (the “170 Broadway Property”).  The 170 Broadway Loan (evidenced by note A-1), which represents the controlling interest in the 170 Broadway Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.5% of the Initial Pool Balance.  The related companion loan (the “170 Broadway Companion Loan”) (evidenced by note A-2), which represents the non-controlling interest in the 170 Broadway Loan Combination, is currently held outside of the Issuing Entity.  The 170 Broadway Companion Loan has an outstanding principal balance as of the Cut-off Date of $20,000,000 and is expected to be contributed to a future securitization transaction. The 170 Broadway Loan Combination was originated by Citigroup Global Markets Realty Corp. on March 11, 2015.  The 170 Broadway Loan Combination had an original principal balance of $70,000,000 and each note accrues interest at an interest rate of 4.1500% per annum.  The proceeds of the 170 Broadway Loan Combination were primarily used to refinance existing debt on the 170 Broadway Property, fund reserves, pay loan origination costs and return equity to the borrower sponsor. The 170 Broadway Loan Combination will be serviced under the pooling and servicing agreement.  For more information regarding the co-lender agreement that governs the relative rights of the holders of the 170 Broadway Loan and the 170 Broadway Companion Loan, see “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

The 170 Broadway Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The 170 Broadway Loan requires interest only payments during the first 60 months of its term and payments of interest and principal based on a 30-year amortization schedule for the remainder of its term.  The scheduled maturity date of the 170 Broadway Loan is the due date in April 2025.  At any time after the earlier to occur of (i) the fourth anniversary of the origination date of the 170 Broadway Loan and (ii) the second anniversary of the closing date of the securitization into which the 170 Broadway Companion Loan is deposited, the 170 Broadway Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 170 Broadway Loan Combination documents.  On or after the due date occurring in November 2024, the borrower will be permitted to prepay the 170 Broadway Loan in whole (but not in part) without incurring a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

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The Mortgaged Property.  The 170 Broadway Property is comprised of a 16,134 SF retail condominium unit that is located at the southeast corner of Broadway and Maiden Lane within the Financial District neighborhood of Downtown Manhattan.  The 170 Broadway Property represents a portion of an 18-story former office building that was acquired in 2011 by the prior owner who divided the building into two separate condominium units consisting of a hotel and retail component.  The 170 Broadway Property comprises the retail condominium unit consisting of portions of the second, ground and basement levels of the building.  The hotel condominium unit is not part of the collateral for the 170 Broadway Loan.  The 170 Broadway Property is 100.0% leased to The Gap, Inc. (“Gap”) (rated Baa3 by Moody’s) pursuant to a 15-year lease that commenced on October 17, 2014 and expires on February 28, 2030.  Gap is an American multinational clothing and accessories retailer.  Gap is currently completing its build-out of the multi-level store.  According to the appraisal, Gap’s retail space will feature functional floor plates with high ceilings and frontage along Broadway and Maiden Lane.  The ground floor ceiling heights are 18 feet and the second floor ceiling heights are 14 feet.  Per the appraisal, the renovation plan for the 170 Broadway Property features a new two-story floor-to-ceiling glass façade along Broadway and Maiden Lane.

The following table presents information relating to the sole tenant at the 170 Broadway Property:

Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
The Gap, Inc.	BBB- / Baa3 / BBB-	16,134	100.0%	$5,212,642	100.0%	$323.08	2/28/2030	1, 10-year option
Tenant Total		16,134	100.0%	$5,212,642	100.0%	$323.08
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		16,134	100.0%	$5,212,642	100.0%	$323.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the 170 Broadway Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	16,134	100.0	100.0%	5,212,642	100.0	323.08	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	16,134	100.0%		$5,212,642	100.0%	$323.08	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

The following table presents certain information relating to historical leasing at the 170 Broadway Property:

Historical Leased %(1)(2)
As of 2/2/2015
Owned Space	100.0%

(1)	As provided by the borrower.
(2)
The 170 Broadway Property was previously occupied by separate Sprint and T-Mobile retail stores.  After the conversion to one retail and one hotel condominium, the 170 Broadway Property is now 100% occupied.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 170 Broadway Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$4,250,000	$263.42
Contractual Rent Steps(2)	962,642	59.67
Total Rent	$5,212,642	$323.08
Total Reimbursables	44,807	2.78
Less Vacancy & Credit Loss	(98,577)	(6.11)
Effective Gross Income	$5,158,872	$319.75

Total Operating Expenses	$188,880	$11.71

Net Operating Income	$4,969,992	$308.04
Capital Expenditures	2,420	0.15
Net Cash Flow	$4,967,572	$307.89

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Contractual Rent Steps includes the present value of contractual rent steps (discounted at an 8.0% rate) pursuant to the Gap lease.

■	Appraisal. According to the appraisal, the 170 Broadway Property had an “as-is” appraised value of $100,000,000 as of an effective date of December 10, 2014.

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Environmental Matters.  Based on a Phase I environmental report dated February 10, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the 170 Broadway Loan.

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Market Overview and Competition.  The 170 Broadway Property is located within the Financial District neighborhood of Downtown Manhattan.  Per the appraisal, the Financial District is generally considered the area south of City Hall Park to the southern tip of Manhattan and is bordered by Battery Park City and the Hudson River to the west, the East River to the east and TriBeca and SoHo to the north.  The 170 Broadway Property’s immediate vicinity is comprised of a number of low- to mid-rise office and residential buildings with ground floor retail uses.  The 170 Broadway Property is located across from the Century 21 Department Store and is immediately to the west of the World Trade Center complex, which includes several Class A office towers, a multi-level underground mall and the World Trade Center Memorial.  Additionally, the 170 Broadway Property is located one block south of the new Fulton Transit Center which was completed in November 2014.

According to a third party report, the 170 Broadway Property is located within the Downtown submarket.  The Downtown submarket’s total retail inventory, as of the fourth quarter of 2014, was approximately 3.8 million SF in 374 buildings.  The overall vacancy for that same period was 7.0% and the overall average asking rents were $129.37 per SF.  Additionally, the appraisal determined that eight buildings compete directly with the 170 Broadway Property.  Those eight buildings total 96,912 SF with average asking rents ranging from $122.00 to $690.00 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

The following table presents information relating to certain retail lease comparables provided in the appraisal for the 170 Broadway Property:

Retail Lease Comparables(1)

Property	Tenant Name	Total GLA	In Place Rent per SF
170 Broadway	Gap	16,134	$323	(2)
183 Broadway	Sunglass Hut	2,000	$350
222 Broadway	Zara	30,201	$239	(3)
40 Wall Street	Neapolitan Express	550	$600
180 Broadway	Urban Outfitters	20,900	$122	(4)
180 Broadway	TD Ameritrade	2,752	$690
100 Broadway	TD Ameritrade	9,509	$132	(5)
192 Broadway	Available	1,000	$600
150 Broadway	Available	30,000	$233	(6)
Total / Wtd. Avg.(7)		96,912	$222

(1)      Source: Appraisal.
(2)      The rent for the 170 Broadway Property represents in-place base rent plus the present value of the rent steps over the ten-year life of the 170 Broadway Loan.
(3)      Represents the average rent for grade-level and below-grade space ; rent for grade-level space is $450 per SF.
(4)      Represents the average rent for grade-level and below-grade space ; rent for grade-level space is $600 per SF.
(5)      Represents the average rent for grade-level and below-grade space ; rent for grade-level space is $250 per SF.
(6)      Represents the average rent for grade-level and below-grade space ; rent for grade-level space is $700 per SF.
(7)      Total / Wtd. Avg. excludes the 170 Broadway Property.

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The Borrower.  The borrower is 170 Broadway Retail Owner, LLC, a single member Delaware limited liability company organized as a recycled single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 170 Broadway Loan Combination.  The borrower is generally controlled by the owner of 24.9% of the beneficial interest in borrower, 170 Broadway LLC, which is owned by Crown Atlantic Retail I, LLC (“Crown Atlantic”), subject to the right of the owner of 72.7% of the interests, PPF RTL 170 Broadway LLC, to consent to certain major decisions.  PPF RTL 170 Broadway LLC (“PPF”) is majority owned by Prime Property Fund, LLC, the investment advisor of which is Morgan Stanley Real Estate Advisor, Inc.  Two other entities hold the remaining 2.5% interest.  The borrower sponsors and non-recourse carveout guarantors for the 170 Broadway Loan Combination are Crown Atlantic and PPF Retail, LLC, an affiliate of PPF.

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Escrows.  In connection with the origination of the 170 Broadway Loan Combination, the borrower funded aggregate reserves of $72,792 with respect to the 170 Broadway Property, comprised of (i) $43,213 for real estate taxes, (ii) $24,200 for replacement reserves and (iii) $5,379 for a condominium assessment reserve that may be applied, at the lender’s discretion, to pay any delinquent assessments.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 170 Broadway Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; and (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the 170 Broadway Loan Combination documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period.

With respect to each of the tax reserve and the condominium assessment reserve, during the continuance of an event of default under the 170 Broadway Loan Combination, prior to the occurrence of the Lender Control Date, the lender is obligated to: (i) make funds in the tax reserve available to the borrower for the payment of taxes and (ii) make funds in the condominium assessment reserve available for the payment of condominium assessments.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

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Lockbox and Cash Management.  The 170 Broadway Loan Combination requires a hard lockbox, which is in place as of the Cut-off Date, with springing cash management. The 170 Broadway Loan Combination documents require the borrower to cause all rents to be paid directly to a lender-controlled lockbox account and that all rents and other amounts received by the borrower or the property manager be immediately deposited into the lockbox account after receipt. On each business day that no 170 Broadway Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower.  During the continuance of a 170 Broadway Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the 170 Broadway Loan Combination is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve.  Funds in the excess cash flow reserve are (i) to the extent no 170 Broadway Trigger Period is continuing, to be swept into the borrower’s operating account and (ii) to the extent a 170 Broadway Trigger Period is continuing, to be held by the lender as additional collateral for the 170 Broadway Loan Combination; provided, however, prior to the occurrence of a Lender Control Date: (a) to the extent there are not sufficient funds on deposit in the tax reserve account and/or the condominium reserve account, the lender will make funds in the excess cash flow account available for payment of taxes and condominium assessments; and (b) the borrower may request that the lender make funds in the excess cash flow account available for payment of operating expenses and replacements (to the extent set forth in the then current annual budget) and certain approved extraordinary expenses and the lender may not unreasonably withhold consent thereto.  During the continuance of an event of default under the 170 Broadway Loan Combination, the lender may apply any funds in the cash management account to amounts payable under the 170 Broadway Loan Combination (and/or toward the payment of expenses of the 170 Broadway Property), in such order of priority as the lender may determine; provided, however, if an event of default has occurred, until the occurrence of the Lender Control Date, to the extent there are insufficient funds on deposit in the tax account, the condominium reserve account and/or the excess cash flow account (as applicable), the lender will, on a monthly basis, to the extent there is sufficient cash flow from the 170 Broadway Property to cover such expenses for the applicable month, disburse a portion of the excess cash flow for the payment of taxes and condominium assessments.

“Lender Control Date” means, following an exercise of remedies under the 170 Broadway Loan Combination documents, the earlier to occur of (i) the date that the lender takes title to the 170 Broadway Property and controls the 170 Broadway Property to the exclusion of the borrower or any affiliate thereof and (ii) the date that any receiver appointed takes physical possession of and controls the 170 Broadway Property, in each case to the exclusion of the borrower or any affiliate thereof.

A “170 Broadway Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence of an event of default under the 170 Broadway Loan Combination, (ii) the debt service coverage ratio being less than 1.20x, and (iii) a 170 Broadway Specified Tenant Trigger Period and (B) expiring upon (x) with respect to clause (i) above, the cure of such event of default, (y) with respect to clause (ii) above, the date when the debt service coverage ratio is equal to or greater than 1.20x for six consecutive calendar months and (z) with respect to clause (iii) above, a 170 Broadway Specified Tenant Trigger Period ceasing to exist.

A “170 Broadway Specified Tenant Trigger Period” means a period: (A) commencing upon the first to occur of (i) a 170 Broadway Specified Tenant being in monetary default, (ii) a 170 Broadway Specified Tenant giving notice that it is terminating its lease, (iii) any termination, cancellation or failure to be in full force and effect of any 170 Broadway Specified Tenant lease and (iv) any bankruptcy or similar insolvency of a 170 Broadway Specified Tenant; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the 170 Broadway Specified Tenant Cure Conditions or (2) the borrower leasing the entire 170 Broadway Specified Tenant space (or applicable portion thereof), the applicable tenant under the lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

170 BROADWAY

A “170 Broadway Specified Tenant” means (i) Gap and (ii) any replacement lessee(s) and guarantors for such space demised to Gap.

“170 Broadway Specified Tenant Cure Conditions” means each of the following, as applicable: (i) the applicable 170 Broadway Specified Tenant has cured all defaults under the related 170 Broadway Specified Tenant lease in all material respects; (ii) the applicable 170 Broadway Specified Tenant is in actual, physical possession of its premises, is not “dark” and is open to the public for business; (iii) the applicable 170 Broadway Specified Tenant has revoked or rescinded all termination or cancellation notices and has re-affirmed its lease; (v) with respect to any applicable bankruptcy or insolvency proceedings, the applicable 170 Broadway Specified Tenant has affirmed its lease pursuant to a final, non-appealable order of a court of competent jurisdiction; and (vi) the applicable 170 Broadway Specified Tenant is paying full, unabated rent under its lease.

■
Property Management.  The 170 Broadway Property is currently managed by Crown Retail Services, LLC, an affiliate of the borrower.  Under the 170 Broadway Loan Combination documents, the 170 Broadway Property may not be managed by any party other than Crown Retail Services, LLC; provided, however, if no event of default under the 170 Broadway Loan Combination exists, the borrower can replace Crown Retail Services, LLC, with a property manager that either (i) is approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel, or (ii) satisfies the Manager Criteria. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if: (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists a 170 Broadway Trigger Period under the 170 Broadway Loan Combination; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

“Manager Criteria” means, as of the applicable date of determination, such entity (i) is a reputable management company having at least seven years’ experience in the management of office properties with similar scope and class as the 170 Broadway Property located in similar geographic areas to the geographic area in which the 170 Broadway Property is located (such properties, the “Comparable Properties”), (ii) has, for at least seven years preceding the applicable date of determination, managed at least seven Comparable Properties (exclusive of the 170 Broadway Property), each being of approximately the same size as the 170 Broadway Property, (iii) is managing Comparable Properties (exclusive of the 170 Broadway Property) with at least 1,000,000 leasable SF (in the aggregate), and (iv) is not the subject of any proceeding under any applicable bankruptcy laws.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy in an amount equal to the full replacement cost of the 170 Broadway Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 6-month extended period of indemnity or until the income is restored to prior level (whichever first occurs).  The “all-risk” insurance is required to contain a deductible that is no higher than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

Papago Arroyo
1255, 1275, 1295 West Washington Street
Tempe, AZ 85281
PHOENIX
Arcadia
Paradise Valley
Echo Canyon Park
Downtown Scottsdale
SCOTTSDALE
South Scottsdale
SALT RIVER INDIAN RESERVATION
Papago Park
Phoenix Zoo & Desert Botanical Garden
Downtown
Phoenix Sky Harbor International Airport
Salt River (Dry)
TEMPE
Arizona State University
MESA
South Mountain
Guadalupe
PHOENIX SOUTH MTN. PARK
Red Mtn. Frwy
Pima Frwy
Price Frwy
Superstition Frwy
Maricopa Frwy
Hohokam
METRO Light Rail
Camelback Rd
Indian School Rd
McDowell Rd
Van Buren St
Washington St
University Dr
Apache Blvd
Broadway Rd
Southern Ave
Baseline Rd
Guadalupe Rd
McDonald Rd
Lincoln Dr
Doubletree Ranch Rd
Mtn. View Rd
Scottsdale Community College
Tempe Diablo Stadium
Arizona Mills
Sun Devil Stadium
Wells Fargo Arena
Glendale
Peoria
Avondale
Mesa
Tempe
Chandler
Gilbert

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Tempe, Arizona	Cut-off Date Principal Balance		$29,250,000
Property Type	Office	Cut-off Date Principal Balance per SF		$104.68
Size (SF)	279,411	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 12/4/2014	97.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/4/2014	97.0%	Type of Security		Leasehold
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate		4.2300%
Appraised Value	$41,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$4,485,652
Underwritten Expenses	$1,611,010	Escrows
Underwritten Net Operating Income (NOI)	$2,874,642		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,547,033	Taxes	$0	$0
Cut-off Date LTV Ratio	70.5%	Insurance	$8,193	$4,096
Maturity Date LTV Ratio	64.2%	Replacement Reserve(1)	$0	$6,054
DSCR Based on Underwritten NOI / NCF	1.67x / 1.48x	TI/LC(2)	$0	$25,000
Debt Yield Based on Underwritten NOI / NCF	9.8% / 8.7%	Other(3)	$0	$51,190

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,250,000	70.7%	Purchase Price	$41,000,000	99.1%
Principal’s New Cash Contribution	12,133,071	29.3	Closing Costs	374,878	0.9
			Reserves	8,193	0.1

Total Sources	$41,383,071	100.0%	Total Uses	$41,383,071	100.0%

(1)	The replacement reserve is capped at $145,295. See “—Escrows” below.
(2)
The monthly TI/LC reserve is $25,000 in the first year of the loan term, approximately $16,667 in the second year of the loan term and approximately $23,333 thereafter. The TI/LC reserve is capped at $500,000.  See “—Escrows” below.

(3)	Other monthly reserve represents a ground rent reserve. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Papago Arroyo Loan”) is evidenced by a note in the original principal amount of $29,250,000 and is secured by a first mortgage encumbering the borrower’s sub-leasehold interest in an office property located in Tempe, Arizona (the “Papago Arroyo Property”).  The Papago Arroyo Loan was originated by Goldman Sachs Mortgage Company on January 22, 2015 and represents approximately 2.6% of the Initial Pool Balance.  The note evidencing the Papago Arroyo Loan has an outstanding principal balance as of the Cut-off Date of $29,250,000 and has an interest rate of 4.2300% per annum.  The borrower utilized proceeds of the Papago Arroyo Loan to acquire the Papago Arroyo Property, pay origination costs and fund reserves.

The Papago Arroyo Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Papago Arroyo Loan requires monthly payments of interest only for the initial 60 months followed by monthly payments of interest and principal sufficient to amortize the Papago Arroyo Loan over a 30-year amortization schedule.  The scheduled maturity date for the Papago Arroyo Loan is the due date in February 2025.  Voluntary prepayment of the Papago Arroyo Loan is permitted on or after the due date in November 2024 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default under the Papago Arroyo Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Papago Arroyo Property is an approximately 279,411 SF office campus located in Tempe, Arizona. The campus was built in 1998 and is comprised of three separate office buildings, each of which is collateral for the Papago Arroyo Loan.  One of the buildings was originally constructed as a build-to-suit space for Sonora Quest Laboratories, L.L.C. (“Sonora Quest”).  Sonora Quest conducts its lab work and houses Sonora Quest executives at such building at the Papago Arroyo Property.  The Papago Arroyo Property has access to the Loop 202 Freeway, State Route 143 and I10. As of December 4, 2014, the Total Occupancy and Owned Occupancy were both 97.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

The following table presents certain information relating to the buildings at the Papago Arroyo Property:

Building Summary
Building	Building Description	Year Built	Tenant GLA	% of GLA	Occupancy	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF
Sonora Quest(1)	2-Story Office Building	1998	118,000	42.2%	100.0%	$1,445,500	31.3%	$12.25
Arroyo I(2)	2-Story Office Building	1998	65,809	23.6	87.4%	1,194,848	25.9	18.16
Arroyo II(2)	2-Story Office Building	1998	95,602	34.2	100.0%	1,981,856	42.9	20.73
Total / Wtd. Avg.			279,411	100.0%	97.0%	$4,622,203	100.0%	$17.05

(1)	The Sonora Quest building was built-to-suit for Sonora Quest. This building features office space, break rooms and laboratory space.
(2)	Both the Arroyo I & II buildings are multi-tenant office buildings.

The following table presents certain information relating to the major tenants at the Papago Arroyo Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sonora Quest(2)	NR / NR / NR	153,863	55.1%	$2,183,267	47.2%	$14.19	Various(3)	2, 5-year options
Crisis Response Network(4)	NR / NR / NR	14,792	5.3	332,820	7.2	22.50	4/1/2019	1, 5-year option
Morrison Maierle	NR / NR / NR	12,114	4.3	302,850	6.6	25.00	11/30/2016	1, 5-year option
ADON Network Services	NR / NR / NR	13,926	5.0	264,037	5.7	18.96	6/30/2016	1, 3-year option
Bowman Consulting	NR / NR / NR	11,342	4.1	243,853	5.3	21.50	4/30/2021	1, 5-year option
Datasoft	NR / NR / NR	10,321	3.7	168,852	3.7	16.36	1/31/2016	1, 3-year option
Triton Technologies	NR / NR / NR	8,334	3.0	168,764	3.7	20.25	9/1/2016	1, 3-year option
HealthESystems	NR / NR / NR	8,223	2.9	152,126	3.3	18.50	8/1/2017	1, 5-year option
CADSoft	NR / NR / NR	7,232	2.6	148,256	3.2	20.50	10/1/2018	1, 5-year option
Best Buy	BB / Baa2 / BB	6,424	2.3	122,056	2.6	19.00	4/30/2015	NA
Ten Largest Tenants		246,571	88.2%	$4,086,879	88.4%	$16.57
Remaining Tenants		24,545	8.8	535,324	11.6	21.81
Vacant		8,295	3.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		279,411	100.0%	$4,622,203	100.0%	$17.05

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Sonora Quest has an option to terminate 151,071 SF of its space on December 31, 2019 if it gives written notice by March 31, 2019 and pays the landlord the full amount of (i) certain unamortized tenant improvements allowance and (ii) leasing commissions.

(3)	Sonora Quest has 150,159 SF of space which expires in December 2023, 2,792 SF of space which expires in December 2015 and 912 SF of month-to-month space.
(4)
If Crisis Response Network loses or has funding for its operations reduced by 25% or more, it may terminate the lease for one or both of the suites it occupies as of April 30, 2016, April 30, 2017 and April 30, 2018 if it gives at least 120 days prior written notice and pays the landlord a termination fee equal to unamortized costs of tenant improvements and leasing commissions for the space surrendered.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

The following table presents certain information relating to the lease rollover schedule at the Papago Arroyo Property based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	912	0.3%	0.3%	$19,152	0.4%	$21.00	1
2015	14,175	5.1	5.4%	283,108	6.1	19.97	4
2016	50,394	18.0	23.4%	1,012,797	21.9	20.10	7
2017	11,996	4.3	27.7%	234,691	5.1	19.56	3
2018	15,035	5.4	33.1%	322,946	7.0	21.48	3
2019	17,103	6.1	39.2%	384,818	8.3	22.50	3
2020	0	0.0	39.2%	0	0.0	0.00	0
2021	11,342	4.1	43.3%	243,853	5.3	21.50	1
2022	0	0.0	43.3%	0	0.0	0.00	0
2023	150,159	53.7	97.0%	2,120,839	45.9	14.12	5
2024	0	0.0	97.0%	0	0.0	0.00	0
2025	0	0.0	97.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	97.0%	0	0.0	0.00	0
Vacant	8,295	3.0	100.0%	0	0.0	0.00	2
Total / Wtd. Avg.	279,411	100.0%		$4,622,203	100.0%	$17.05	29

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated December 4, 2014.
(2)	MTM is comprised of 912 SF of space leased by Sonora Quest.

The following table presents certain information relating to historical leasing at the Papago Arroyo Property:

Historical Leased %(1)
2012	2013	TTM 11/30/2014
91.9%	95.4%	96.0%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Papago Arroyo Property:

Cash Flow Analysis(1)

	2012	2013	TTM 11/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,793,982	$3,596,206	$4,110,413	$4,622,203	$16.54
Overage/Percentage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	190,785	0.68
Total Rent	$3,793,982	$3,596,206	$4,110,413	$4,812,988	$17.23
Total Reimbursables	131,604	49,031	83,549	69,615	0.25
Other Income(3)	301,614	30,373	32,638	33,180	0.12
Less Vacancy & Credit Loss	0	0	0	(430,131)	(1.54)
Effective Gross Income	$4,227,200	$3,675,610	$4,226,600	$4,485,652	$16.05

Total Operating Expenses	$1,474,863	$1,543,920	$1,562,071	$1,611,010	$5.77

Net Operating Income	$2,752,337	$2,131,690	$2,664,529	$2,874,642	$10.29
TI/LC	0	0	0	254,963	0.91
Capital Expenditures	0	0	0	72,647	0.26
Net Cash Flow	$2,752,337	$2,131,690	$2,664,529	$2,547,033	$9.12

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 4, 2014 and rent steps through May 31, 2016.
(3)	Other Income includes parking income, termination fees and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

■	Appraisal. According to the appraisal, the Papago Arroyo Property had an “as-is” appraised value of $41,500,000 as of December 19, 2014.

■
Environmental Matters. According to three Phase I environmental reports, each dated January 8, 2015, there is a historical recognized environmental condition at the 1255 West Washington Street Property consisting of several instances of regulatory noncompliance by biomedical tenant Sonora Quest.  Most notably, following receipt of a municipal Notice of Violation (“NOV”) for improperly discharging mercury, Sonora Quest flushed the sewer systems for the facility and reportedly was issued a letter of abeyance of the NOV.  The Phase I environmental report recommended no further investigation or other action other than to audit regulatory compliance management. No further action or investigation of the Papago Arroyo Property was recommended.

■
Market Overview and Competition.  The Papago Arroyo Property is located in the Tempe submarket within the Phoenix, Arizona market.  According to the appraisal, the Tempe submarket is comprised of approximately 5.38 million SF of office space, representing 6.6% of the total Phoenix market. The Tempe submarket ranks the second lowest among the 25 Phoenix metropolitan area office submarkets in terms of vacancy and fifth highest in regard to multi-tenant net rentable area.  As of the third quarter of 2014, the Tempe submarket vacancy rate was 12.0% or 9.7% below the overall Phoenix office market vacancy rate of 21.7%.  The Papago Arroyo Property’s competitive set in the submarket has a vacancy rate of 10.0% and rental rates ranging from $10.80 to $25.50 per SF as concluded by the appraiser.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Papago Arroyo Property:

Office Lease Comparables(1)
	Papago Arroyo	Papago Park Technology Center	5555 Office Building	Papago Spectrum Office Building	Papago Park Center	Papago Buttes Corp I & II	Rio West Business Park Building B & E	Orbital Sciences Corp	Flex/Back Office Building
Year Built	1998	1995	2005	2000	2004	1998	2005	1998	1997
Total GLA	279,411	87,714	58,627	159,764	214,303	435,999	147,673	73,238	83,825
Total Occupancy	97%	24%	88%	91%	100%	99%	100%	100%	100%
Quoted Rent Rate per SF	NA	$22.00-$23.00	$20.00-$24.50	$21.00-$25.50	$23.28	$25.50	$14.00	$10.80	$14.16
Expense Basis	Base Year/NNN	Base Year	Base Year	Base Year	Base Year	Base Year	NNN	NNN	NNN

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Papago Arroyo Property:

Office Sales Comparables(1)
Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Papago Arroyo	Tempe, Arizona	January 2015	279,411	$41,000,000	$146.74	97.0%
Agave Corporate Center	Tempe, Arizona	December 2013	219,741	$29,593,000	$134.67	94.0%
Stapley Corporate Center	Mesa, Arizona	June 2014	180,177	$32,500,000	$180.38	93.0%
92 Mountain View and Scottsdale Gateway	Scottsdale, Arizona	June 2014	223,131	$44,150,000	$197.87	96.0%
The Park at San Tan	Chandler, Arizona	August 2014	236,405	$68,000,000	$287.64	100.0%
Mountain View Phase I & II	Scottsdale, Arizona	November 2014	184,544	$34,600,000	$187.49	88.0%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

■
The Borrower.  The borrower is Papago Arroyo Associates, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Papago Arroyo Loan. KDI Investments, Inc. (“KDI Investments”), the controlling owner of the borrower, is the non-recourse carveout guarantor under the Papago Arroyo Loan. KDI Investments is the family run investment arm for the Tom and Leong families, was incorporated in 1948 and is based in Hawaii.   KDI Investments manages 284,985 SF of real estate and has a net worth of approximately $71.2 million, with liquidity of approximately $17.4 million as of September 2014.

■
Escrows.  At origination, the borrower funded an insurance reserve in the amount of approximately $8,193. On each due date, the borrower is required to fund the following reserves with respect to the Papago Arroyo Property: (i) a tax reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, provided that the Papago Arroyo Property is expected to be exempt from real estate taxes due to the structure of the ground lease (described under “Ground Lease” below), (ii) an insurance reserve equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the next ensuing 12-month period, provided, however, that reserve deposits are not required if the borrower is maintaining an approved blanket policy in accordance with the Papago Arroyo Loan documents and there is no continuing event of default, (iii) a ground rent reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay ground rent over the then succeeding 12-month period, (iv) a TI/LC reserve in the monthly amount of $25,000 for the first year of the loan term, approximately $16,667 for the second year of the loan term and approximately $23,333 thereafter, capped at $500,000, and (v) a capital expenditure reserve in the monthly amount of approximately $6,054, capped at $145,295.

■
Lockbox and Cash Management. The Papago Arroyo Loan is structured with a hard lockbox, which is already in place, and a springing cash management account.  The Papago Arroyo Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the Papago Arroyo Property to be deposited into such lockbox account within one business day following receipt.  If no Papago Arroyo Trigger Period or event of default under the Papago Arroyo Loan is continuing, all funds in the lockbox account will be swept on a daily basis into a borrower-controlled operating account.  During the continuance of a Papago Arroyo Trigger Period or an event of default under the Papago Arroyo Loan, all amounts in the lockbox account will be remitted to a lender-controlled cash management account.  On each due date during the continuance of a Papago Arroyo Trigger Period or an event of default, the Papago Arroyo Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in (i) an excess cash flow reserve account during the continuance of a Papago Arroyo Trigger Period (other than if caused by a Papago Arroyo Rollover Trigger Event) or event of default or (ii) a rollover reserve account, during the continuance of a Papago Arroyo Rollover Trigger Event.  During the continuance of an event of default under the Papago Arroyo Loan, the lender may apply all funds on deposit in the cash management account to amounts payable under the Papago Arroyo Loan in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

A “Papago Arroyo Rollover Trigger Event” means the earliest of any of the following: (i) the date that Sonora Quest gives notice of an intent to terminate or vacate all or a material portion of its space, (ii) if Sonora Quest has not given notice to renew its space as of the date that is the earlier of (a) the date required pursuant to its lease or (b) nine months prior to the expiration of its lease (either of the events described in clauses (i) or (ii), a ”Papago Arroyo Non-Renewal Trigger Event”), (iii) the date that either Sonora Quest or the borrower has committed a default under the lease beyond any applicable notice and cure period and which would entitle the other party to seek a termination (as determined by the lender in its reasonable discretion) (the event described in clause (iii), a ”Papago Arroyo Lease Default Trigger Event”), (iv) the date that Sonora Quest goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for a period of 90 consecutive days or more and excluding such events caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its lease (the event described in clause (iv), a “Papago Arroyo Vacating Trigger Event”), or (v) the date of the filing of a bankruptcy petition under the Bankruptcy Code by or against Sonora Quest or the guarantor under its lease (the event described in clause (v), a “Papago Arroyo Bankruptcy Trigger Event”).

A “Papago Arroyo Trigger Period” means any of the following: (a) any period from (i) the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which net operating income (as calculated under the Papago Arroyo Loan documents) is less than approximately $2,069,106 to (ii) the conclusion of the second of any two 12-month periods ending in consecutive fiscal quarters thereafter for which 12-month period net operating income is equal to or greater than approximately $2,155,319; (b) any period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and indicate that no Papago Arroyo Trigger Period under clause (a) above has commenced and is continuing; (c) any period from (i) the date on which the borrower sponsor fails to maintain (A) a net worth (excluding the Papago Arroyo Property) in excess of $20,000,000 or (B) liquid assets in excess of $2,193,750 to (ii) the date on which the borrower sponsor maintains (A) a net worth (excluding the Papago Arroyo Property) in excess of $20,000,000 and (B) liquid assets in excess of $2,193,750, provided in determining whether a Papago Arroyo Trigger Period exists under this subsection (c), a Papago Arroyo Trigger Period will not result from a decrease in the net worth of the borrower sponsor to an amount less than $20,000,000 which results solely from a decrease in the market value of other commercial properties in which the borrower sponsor holds an interest; and (d) any period from (i) the occurrence of a Papago Arroyo Rollover Trigger Event and the failure to make the deposit of cash or the letter of credit pursuant to the Papago Arroyo Loan documents, to (ii)(w) as it relates to a Papago Arroyo Non-Renewal Trigger Event, either (a) Sonora Quest entering a renewal or extension of its existing lease pursuant to the existing terms contained in such lease or pursuant to market terms reasonably acceptable to the lender and Sonora Quest, being in occupancy of the entirety of its space, paying normal monthly rent, being open for business and having provided an updated estoppel certificate acceptable to the lender or (b) the space being subject to one or more approved substitute leases; (x) as it relates to a Papago Arroyo Lease Default Trigger Event, either (a) the borrower providing written evidence reasonably satisfactory to the lender of the cure of the default by the borrower under the Sonora Quest lease, or (b) to the extent the lease is terminated as a result of the default, the space being subject to one or more approved substitute lease; (y) as it relates to a Papago Arroyo Vacating Trigger Event, either (a) the lender being provided with evidence the lender deems reasonably satisfactory that Sonora Quest has recommenced its business and operations in the space, is paying rent and otherwise complying with the terms of its lease or (b) the space being subject to one or more approved substitute leases; or (z) as it relates to a Papago Arroyo Bankruptcy Trigger Event, either (a) Sonora Quest affirming its lease during the bankruptcy proceeding, paying normal monthly rent and otherwise complying with the terms of its lease or (b) the lease being terminated and the space being subject to one or more approved substitute leases.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PAPAGO ARROYO

■
Property Management.  The Papago Arroyo Property is managed by Chamberlain Enterprises, L.L.C. pursuant to a management agreement. Under the Papago Arroyo Loan documents, the Papago Arroyo Property is required to remain managed by Chamberlain Enterprises, L.L.C. or another management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Papago Arroyo Loan documents, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement  or by the leasing agent under the leasing agreement (in each case, after the expiration of any applicable notice and/or cure periods), (iv) if the property manager or leasing agent files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s or the leasing agent’s assets or the property manager or leasing agent makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, absent a continuing event of default under the Papago Arroyo Loan documents, the borrower may select such substitute property manager or leasing agent, which substituted property manager or leasing agent is subject to the lender’s approval.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Ground Lease.  The Papago Park Center (of which the Papago Arroyo Property is part) is subject to a 100-year ground lease, from the Salt River Project Agricultural Improvement and Power District (the “SRP”), a quasi-government entity, as ground lessor, to Papago Park Center, Inc. The ground lease terminates on December 31, 2088.  Papago Park Center, Inc. subsequently sub-ground leased three sites comprising the Papago Arroyo Property to Chamberlain Development L.L.C. (“Chamberlain Development”), each sub-ground lease commencing in June 1997 and expiring in May 2062 with an option to extend for an additional 20 years. Chamberlain Development’s interests in the sub-ground leases were then transferred to the borrower.  The cumulative annual rent under the three sub-ground leases is approximately $614,277.  At origination of the Papago Arroyo Loan, Papago Park Center, Inc. and Chamberlain Development entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the sub-ground leases.  Per the terms of the ground lease between Papago Park Center, Inc. and SRP, if the primary ground lease is terminated for any reason, the fee owner agrees to recognize the interest of the tenant under the sub-ground leases (the borrower under the Papago Arroyo Loan) and to then treat the sub-ground leases as being primary ground leases between the fee owner and the borrower. As a quasi-government entity, so long as SRP is the ground lessor, there will be no real estate taxes levied on the Papago Arroyo Property.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Papago Arroyo Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Papago Arroyo Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Papago Arroyo Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Papago Arroyo Property are separately allocated to the Papago Arroyo Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANSLEY WALK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANSLEY WALK

Ossun
Scott
Downtown
LAFAYETTE
LAFAYETTE PARISH
ST. MARTIN PARISH
Broussard
Milton
Youngsville
Baton Rouge - 55 miles
New Orleans - 135 miles
Lake Charles 75 miles
AMTRAK
Ansley Walk
1200 Robley Drive
Lafayette, LA 70503
Northgate Mall
Natl. Wetlands Research Center
University Medical Center
Natural Hist. Museum & Planetarium
Acadiana Ctr. for the Arts
Cajundome
Blackham Coliseum
University of Louisiana Lafayette
Vermilionville Historic Village
Acadian Cultural Center
Lafayette Regional Airport
South College Shopping Ctr.
Lafayette General Med. Ctr.
Southwest Medical Center
Ambassador Row
Acadiana Mall
River Marketplace
Our Lady of Lourdes Hospital
Picard Park
The Wetlands Golf Course
Oakbourne Country Club
Les Vieux Chenes Golf Course
Cajun Oaks Golf Course
W. Pont Des Mouton Rd.
E. Pont Des Mouton Rd.
Wyman Rd.
Roper Rd.
Rue Bon Secours Rd.
Renaud Dr.
W. Willow St.
Cameron St.
Landry Rd.
Dulles Dr.
Ridge Rd.
Duhon Rd.
Robley Dr.
Ambassador Caffery
W. Congress St.
Johnston St.
Camellia Blvd.
Kaliste Saloom Rd.
Verot School Rd.
E. Broussard Rd.
E. Milton Ave.
Fortune Rd.
La Neuville Rd.
Ambassador Caffery Pkwy.
Young St.
Savoy Rd.
Chemin Metairie Pkwy.
Gulf of Mexico
SHREVEPORT
JACKSON
BATON ROUGE
LAFAYETTE
NEW ORLEANS
BEAUMONT
ARKANSAS
LOUISIANA
MISSISSIPPI
TEXAS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANSLEY WALK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Lafayette, Louisiana	Cut-off Date Principal Balance		$25,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$103,305.79
Size (Units)	242	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 1/13/2015	97.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/13/2015	97.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		4.3600%
Appraised Value	$33,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$3,196,523
Underwritten Expenses	$1,103,288	Escrows(1)
Underwritten Net Operating Income (NOI)	$2,093,236		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,032,736	Taxes	$73,510	$17,502
Cut-off Date LTV Ratio	74.6%	Insurance	$8,960	$8,533
Maturity Date LTV Ratio	68.1%	Replacement Reserves	$0	$5,042
DSCR Based on Underwritten NOI / NCF	1.40x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	99.9%	Loan Payoff	$20,814,138	83.2%
Other Sources	25,000	0.1	Principal Equity Distribution	3,656,450	14.6
			Closing Costs	471,942	1.9
			Reserves	82,470	0.3
Total Sources	$25,025,000	100.0%	Total Uses	$25,025,000	100.0%

(1)	See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Ansley Walk Loan”) is evidenced by a note in the original principal amount of $25,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 242-unit multifamily complex located in Lafayette, Louisiana (the “Ansley Walk Property”). The Ansley Walk Loan was originated by Rialto Mortgage Finance, LLC on February 26, 2015 and represents approximately 2.2% of the Initial Pool Balance. The note evidencing the Ansley Walk Loan has an outstanding principal balance as of the Cut-off Date of $25,000,000 and has an interest rate of 4.3600% per annum. The borrower utilized the proceeds of the Ansley Walk Loan to refinance the existing debt on the Ansley Walk Property, pay loan origination costs, fund reserves and return equity to the borrower.

The Ansley Walk Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Ansley Walk Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the Ansley Walk Loan over a 30-year amortization schedule. The scheduled maturity date of the Ansley Walk Loan is the due date in March 2025. Voluntary prepayment of the Ansley Walk Loan is permitted on or after the due date in December 2024 without payment of any prepayment premium or yield maintenance premium.  Provided no event of default under the Ansley Walk Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The Ansley Walk Property is a 242-unit multifamily complex located in Lafayette, Louisiana, approximately 129 miles west of New Orleans. The Ansley Walk Property was built in 2008 and consists of one two-story and ten three-story apartment buildings and a single-story clubhouse. The Ansley Walk Property offers one-, two-, and three-bedroom floor plans that range in size from 643 SF to 1,396 SF and also include patios/balconies. The Ansley Walk Property offers amenities including two gated entrances, a resort-style pool with a cabana area, 31 attached and detached garages, a car care center, and a putting green. Other common area amenities include a fitness center, media room, laundry room, Wi-Fi café, coffee bar and a billiards room.  As of January 13, 2015, the Ansley Walk Property’s Total Occupancy and Owned Occupancy were both 97.5%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANSLEY WALK

The following table presents certain information relating to the units and rent at the Ansley Walk Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	% of Total Units	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Actual Rent/Unit per month(1)	Average Underwritten Rent/Unit per month	Underwritten Annual Rent
1 Bed / 1 Bath	40	0	40	16.5%	643	$943	$930	$930	$446,316
1 Bed / 1 Bath	7	1	8	3.3	727	$1,357	$926	$926	77,796
1 Bed / 1 Bath	30	0	30	12.4	751	$1,010	$970	$970	349,296
1 Bed / 1 Bath	6	0	6	2.5	871	$980	$970	$970	69,852
1 Bed / 1 Bath	11	1	12	5.0	805	$978	$979	$979	129,192
1 Bed / 1 Bath	2	0	2	0.8	943	$1,055	$1,055	$1,055	25,308
2 Bed / 2 Bath	96	2	98	40.5	1,071	$1,154	$1,129	$1,129	1,300,716
2 Bed / 2 Bath	20	2	22	9.1	1,183	$1,118	$1,157	$1,157	277,596
3 Bed / 2 Bath	18	0	18	7.4	1,287	$1,382	$1,379	$1,379	297,804
3 Bed / 2 Bath	6	0	6	2.5	1,396	$1,358	$1,372	$1,372	98,760
Total / Wtd. Avg.	236	6	242	100.0%	964	$1,113	$1,085	$1,085	$3,072,636

(1)	As provided by the borrower per the January 13, 2015 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Ansley Walk Property:

Historical Leased %(1)

	2012	2013	2014	As of 1/13/2015
Owned Space	93.0%	94.6%	96.7%	97.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ansley Walk Property:

Cash Flow Analysis(1)

	2011	T10 Annualized 12/31/2012	2013	2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,900,362	$2,968,855	$3,021,540	$3,088,253	$3,072,636	$12,697
Gross Up Vacancy	0	0	0	0	82,548	341
Goss Potential Rent	$2,900,362	$2,968,855	$3,021,540	$3,088,253	$3,155,184	$13,038
Vacancy, Credit Loss & Concessions	(464,516)	(311,238)	(298,801)	(203,232)	(219,444)	(907)
Total Rent Revenue	$2,435,846	$2,657,617	$2,722,739	$2,885,021	$2,935,740	$12,131
Other Revenue(3)	271,185	233,411	246,980	260,783	260,783	1,078
Effective Gross Income	$2,707,031	$2,891,028	$2,969,719	$3,145,804	$3,196,523	$13,209

Total Operating Expenses	$1,161,866	$1,146,535	$1,156,576	$1,053,113	$1,103,288	$4,559

Net Operating Income	$1,545,165	$1,744,493	$1,813,143	$2,092,692	$2,093,236	$8,650
Replacement Reserves	0	0	0	0	60,500	250
Net Cash Flow	$1,545,165	$1,744,493	$1,813,143	$2,092,692	$2,032,736	$8,400

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the January 13, 2015 rent roll.
(3)	Other Revenue includes garage rents, late/NSF fees, application fees, pet fees, forfeited deposits and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANSLEY WALK

■	Appraisal. According to the appraisal, the Ansley Walk Property had an “as-is” appraised value of $33,500,000 as of an effective date of November 18, 2014.

■	Environmental Matters. Based on a Phase I environmental report dated February 3, 2015, there is no evidence of recognized environmental conditions in connection with the Ansley Walk Property.

■
Market Overview and Competition. The Ansley Walk Property is located in the city of Lafayette, Louisiana. Lafayette is approximately 129 miles west of New Orleans.  Primary regional access to the neighborhood is provided by Interstate 10, a major east/west thoroughfare extending along southern Louisiana. The unemployment rate within the Lafayette metropolitan statistical area was 4.6% as of October 2014, as compared to 6.2% for the state of Louisiana. The Ansley Walk Property is located near the intersection of Johnson Street (State Highway 167) and Ambassador Caffery Parkway, the two major thoroughfares within the neighborhood.

The 2014 estimated population within a one-, three- and five-mile radius was 6,167, 52,739, and 119,772, respectively. The 2014 average household income within a one-, three- and five-mile radius was $109,393, $91,804 and $81,724, respectively. The neighborhood surrounding the Ansley Walk Property consists of commercial and residential uses.  The Ansley Walk Property is located less than one mile south of Acadiana Mall. According to a third party market research report the average market rental rate in the Lafayette multifamily market as of the third quarter of 2014 was $836 per unit with an overall vacancy rate of 4.8%.

The following table presents certain information relating to the primary competition for the Ansley Walk Property:

Competitive Set(1)

	Ansley Walk	Peppertree Apartments	Chateau des Lions Apartments	The Greystone Apartments	Plantation Crossing Apartments	Grand Pointe Apartments	Chateau Mirage Apartments
Location	Lafayette	Lafayette	Lafayette	Lafayette	Lafayette	Lafayette	Lafayette
Year Built	2008	1983	2002	2010	2008	2006	2011
Occupancy	97.5%	96.0%	98.0%	95.0%	97.0%	95.0%	96.0%
No. of Units	242	304	180	276	216	266	280
Distance	—	0.4 miles	1.3 miles	0.7 miles	2.8 miles	3.6 miles	2.2 miles

(1)	Source: Appraisal.

■
The Borrower. The borrower is AMG Ansley Walk, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ansley Walk Loan. The non-recourse carveout guarantors under the Ansley Walk Loan are Anthony J. Iarocci III, Brian C. Gibbs and Gary N. Solomon.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANSLEY WALK

■
Escrows. On the origination date of the Ansley Walk Loan, the borrower funded an escrow reserve of approximately $73,510 with respect to real estate taxes and approximately $8,960 with respect to insurance premiums.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance over the then succeeding 12-month period and (ii) a replacement reserve in an amount equal to approximately $5,042 ($250 per unit per year).

■
Lockbox and Cash Management. The Ansley Walk Loan requires a springing lockbox and a springing cash management, which will be established upon written notification from the lender to the lockbox bank. Upon the occurrence of a Cash Management Trigger Event, the Ansley Walk Loan documents require the borrower to set up the account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by the Ansley Walk Property. Following the occurrence of a Cash Management Trigger Event, the funds on deposit in the lockbox account are required to be transferred within one business day to the cash management account under the control of the lender. On each due date after the occurrence of a Cash Management Trigger Event, the Ansley Walk Loan documents require that all amounts on deposit in the lockbox account be applied to the payment of debt service and funding of required monthly escrow for real estate taxes, insurance premiums, replacement reserves and interest accruing at the default rate. Upon the occurrence of a Cash Sweep Event (a) funds are required to be applied to the operating expenses set forth in the annual operating budget; (b) funds sufficient to pay for extraordinary or other operating expenses not included in the approved annual budget if any, will be applied to a borrower-controlled account; and (c) all excess cash flow will be applied to the excess cash flow account if a Cash Sweep Event is in effect or to a borrower-controlled account if no Cash Sweep Event is in effect.

A “Cash Management Trigger Event” means the occurrence of an event of default under the Ansley Walk Loan or any bankruptcy action of the borrower, guarantor or manager. A “Cash Sweep Event” means the occurrence of an event of default under the Ansley Walk Loan or any bankruptcy action of the borrower, guarantor or manager.

■
Property Management. The Ansley Walk Property is currently managed by Key Management Company LLC, an affiliate of the borrower, pursuant to a management agreement. The Ansley Walk Loan documents provide that the borrower may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, (i) to the extent that no event of default under the Ansley Walk Loan has occurred and is continuing; (ii) to the extent that the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) to the extent that the property manager becomes insolvent or a debtor in any bankruptcy action; (iv) at any time the property manager has engaged in negligence, fraud, willful misconduct or misappropriation of funds; and/or (v) at any time the debt service coverage ratio (based upon the trailing six month period immediately preceding the date of such determination) is less than 1.35x.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANSLEY WALK

■
Mezzanine or Subordinate Indebtedness. Mezzanine debt is permitted with the consent of the lender, provided that all the following conditions have been satisfied: (i) no event of default exists; (ii) the lender receives notice no less than 30 days prior of the mezzanine borrower’s intention to incur mezzanine debt; (iii) the permitted mezzanine borrower is a newly-formed single purpose entity satisfying the requirements under the Ansley Walk Loan documents and of the rating agencies; (iv) the security granted in connection with the mezzanine debt consists only of a pledge of all the membership interests in borrower; (v) the existing debt and mezzanine debt have a combined debt service coverage ratio of not less than 1.35x; (vi) the aggregate loan-to-value ratio does not exceed 75.0%; (vii) the mezzanine debt maturity date will not be earlier than the Ansley Walk Loan maturity date; (viii) the mezzanine debt lender satisfies the rating agency criteria for a qualified transferee; (ix) an intercreditor agreement has been executed; (x) the mezzanine debt will be subordinate to the Ansley Walk Loan; (xi) the mezzanine debt will not be cross-defaulted or cross-collateralized with any other properties or loans; (xii) the terms, conditions, structure, and documentation for the mezzanine debt are approved by the lender and the rating agencies; (xiii) a Rating Agency Confirmation has been obtained; (xiv) the lender has approved the terms and documentation of the mezzanine debt; (xv) the borrower continues to be a single purpose entity, among other conditions; and (xvi) the borrower has paid all fees incurred in connection with the mezzanine debt.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Ansley Walk Property, plus 12 months of business interruption coverage as calculated under Ansley Walk Loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the Ansley Walk Property (on an actual loss sustained basis) for a period continuing until the restoration of the Ansley Walk Property is completed and containing an extended period endorsement which provides for up to 6 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

400 PLAZA DRIVE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

LEGEND
Building Size 258,439± SF
Site Area 2.365± acres
PRIMARY PARKING LOCATIONS
Below Building Parking (exclusive) 149 spaces
Parking Deck C (shared) 929 spaces
Total Parking 1,078 spaces
Property Boundary
PARK PLAZA DRIVE
LA FITNESS SIGNATURE CLUB
PARKING DECK
EMBASSY SUITES
MEADOWLANDS EXPOSITION CONVENTION CENTER
COURTYARD BY MARRIOTT
PARKING DECK
300 HARMON MEADOW BLVD
PLAZA DRIVE / MARRIOTT / OUTBACK SHUTTLE STOP
PLAZA DRIVE / CONVENTION CENTER SHUTTLE STOP
PLAZA DRIVE
BUS STOP #78, #85, #320
BUS STOP #78, #85, #320
PARKING DECK C
PARK PLAZA DRIVE
HAMPTON INN
HARMON MEADOW BOULEVARD
500 PLAZA DRIVE
400
Plaza Drive
PLAZA DRIVE
HYATT PLACE
95
ENTRANCE TO 700 PLAZA DRIVE OFFICES
PARKING DECK A
HOLIDAY INN
ENTRANCE TO PLAZA COURTYARD
PARK PLAZA DRIVE SHUTTLE STOP
BUS STOP #78, #85, #320
PARKING
PLAZA COURTYARD
200 PLAZA DRIVE
RAYMOUR & FLANIGAN
RESIDENCE INN Coming
SURFACE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

400 Plaza Drive
400 Plaza Drive
Secaucus, NJ 07094
Hackensack
Ridgefield Park
Leonia
Fort Lee
Palisades Park
Teterboro Airport
Little Ferry
BERGEN COUNTY
Moonachie
Ridgefield
Carlstadt
Cliffside Park
Fairview
Edgewater
Hackensack-Meadowlands Conservation and Wildlife Area
MEADOWLANDS SPORTS COMPLEX
American Dream Meadowlands
Hackensack River
Lyndhurst
North Bergen
The Mall at Mill Creek
Guttenberg
Meadowlands Hospital
The Plaza at Harmon Meadow
North Arlington
West New York
NEW JERSEY
Secaucus
Hudson River
Upper West Side
Weehawken
New Jersey Turnpike
Union City
Kearny
Midtown
HUDSON COUNTY
Stevens Inst. of Technology
Hoboken
MANHATTAN
ESSEX COUNTY
Hoboken Univ. Medical Center
Greenwich Village
Lincoln Park
New York University
SoHo
NEWARK
JERSEY CITY
NEW YORK CITY
Jersey City Medical Ctr.
Newark Liberty Intl. Airport 2 miles
New Jersey City University
Financial District
Liberty State Park
BROOKLYN
MANHATTAN
NEW YORK CITY
QUEENS
BRONX
STATEN ISLAND

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Secaucus, New Jersey	Cut-off Date Principal Balance	$22,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$85.12
Size (SF)	258,459	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 11/25/2014	79.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/25/2014	79.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1983 / 2004	Mortgage Rate	4.2700%
Appraised Value	$30,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Underwritten Revenues	$5,320,772
Underwritten Expenses	$3,115,644	Escrows
Underwritten Net Operating Income (NOI)	$2,205,128	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,943,981	Taxes	$170,045	$85,022
Cut-off Date LTV Ratio	73.3%	Insurance	$18,901	$6,300
Maturity Date LTV Ratio(1)	51.2%	Replacement Reserves	$0	$4,308
DSCR Based on Underwritten NOI / NCF	1.69x / 1.49x	TI/LC(2)	$1,000,000	$21,538
Debt Yield Based on Underwritten NOI / NCF	10.0% / 8.8%	Other(3)	$276,461	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	67.9%	Purchase Price	$30,000,000	92.6%
Principal’s New Cash Contribution	10,068,662	31.1	Reserves	1,465,407	4.5
Other Sources	317,859	1.0	Closing Costs	921,114	2.8
Total Sources	$32,386,521	100.0%	Total Uses	$32,386,521	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $36,500,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 62.2%.
(2)	The TI/LC reserve is subject to a cap of $1,500,000.
(3)	Other upfront reserves of $276,461 are for free rent and tenant improvement obligations of the borrower sponsor. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “400 Plaza Drive Loan”) is evidenced by a note in the original principal amount of $22,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property (with limited retail uses) located in Secaucus, New Jersey (the “400 Plaza Drive Property”).  The 400 Plaza Drive Loan was originated by Citigroup Global Markets Realty Corp. on February 19, 2015 and represents approximately 2.0% of the Initial Pool Balance.  The note evidencing the 400 Plaza Drive Loan has an outstanding principal balance as of the Cut-off Date of $22,000,000 and accrues interest at an interest rate of 4.2700% per annum.  The borrower utilized proceeds of the 400 Plaza Drive Loan primarily to acquire the 400 Plaza Drive Property.

The 400 Plaza Drive Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The 400 Plaza Drive Loan requires payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the 400 Plaza Drive Loan over a 30-year amortization schedule.  The scheduled maturity date of the 400 Plaza Drive Loan is the due date in March 2025. Provided that no event of default under the 400 Plaza Drive Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the 400 Plaza Drive Loan is permitted on or after the due date in December 2024 without payment of any prepayment premium or yield maintenance charge.

■
The Mortgaged Property.  The 400 Plaza Drive Property consists of a four-story, multi-tenant office building totaling 258,459 SF and is located in Secaucus, New Jersey, within the Harmon Meadow mixed-use development.  The entire Harmon Meadow development is situated along the north side of the Route 3 service road and the east side of Harmon Meadow Drive.  The 400 Plaza Drive Property was constructed in 1983 and was renovated in 2004. Vehicular access to the 400 Plaza Drive Property is provided via private roadways within the Harmon Meadow development. The 400 Plaza Drive Property is located near the Lincoln Tunnel and Newark International Airport. During peak hours, free shuttle service is available to and from the Secaucus Junction New Jersey Transit train station.  As of November 25, 2014, the Total Occupancy and Owned Occupancy were both 79.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

The following table presents certain information relating to the tenants at the 400 Plaza Drive Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hartz Mountain Ind.	NR / NR / NR	58,297	22.6%	$1,515,722	28.9%	$26.00	5/31/2024(2)	2, 5-year options
The Hartz Mountain Corp.	NR / A2 / A	53,274	20.6	1,483,008	28.3	27.84	12/31/2023	2, 5-year options
KC Consumer Direct, LLC	NR / NR / NR	27,026	10.5	608,085	11.6	22.50	5/31/2020(3)	2, 5-year options
NYCE Payments Network, LLC	NR / NR / NR	22,770	8.8	580,635	11.1	25.50	12/31/2016	1, 5-year option
Professor Connor’s, Inc.	NR / NR / NR	14,815	5.7	348,153	6.6	23.50	1/31/2017	NA
L.G. Electronics, U.S.A., Inc.	NR / NR / NR	6,493	2.5	162,325	3.1	25.00	12/31/2015	2, 3-year options
Realnetworks, Inc.	NR / NR / NR	5,590	2.2	122,980	2.3	22.00	3/31/2016	NA
Hexaware Technologies, Inc.	NR / NR / NR	3,755	1.5	95,377	1.8	25.40	2/28/2018	NA
888 Us Services, Inc.	NR / NR / NR	4,064	1.6	92,090	1.8	22.66	4/30/2017	1, 5-year option
Aruba Tourism Authority	NR / NR / NR	3,629	1.4	83,466	1.6	23.00	9/30/2022	1, 5-year option
Ten Largest Tenants		199,713	77.3%	$5,091,842	97.1%	$25.50
Remaining Owned Tenants		6,049	2.3	153,166	2.9	25.32
Vacant		52,697	20.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		258,459	100.0%	$5,245,008	100.0%	$25.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Hartz Mountain Ind. has the option to terminate its lease on or after June 1, 2019 with six months’ prior written notice.
(3)
KC Consumer Direct, LLC has an option to terminate its lease with nine months’ notice effective May 31, 2018, with payment of a termination fee of $363,019.  Additionally, KC Consumer Direct, LLC has an option to terminate its lease with nine months’ notice effective May 31, 2019, with payment of a termination fee of $123,334.

The following table presents the lease rollover schedule at the 400 Plaza Drive Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	9,409	3.6	3.6%	226,477	4.3	24.07	2
2016	28,360	11.0	14.6%	703,615	13.4	24.81	3
2017	19,979	7.7	22.3%	467,743	8.9	23.41	4
2018	5,643	2.2	24.5%	144,465	2.8	25.60	2
2019	145	0.1	24.6%	12,427	0.2	85.70	1
2020	27,026	10.5	35.0%	608,085	11.6	22.50	1
2021	0	0.0	35.0%	0	0.0	0.00	0
2022	3,629	1.4	36.4%	83,466	1.6	23.00	1
2023	53,274	20.6	57.1%	1,483,008	28.3	27.84	3
2024	58,297	22.6	79.6%	1,515,722	28.9	26.00	2
2025	0	0.0	79.6%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	79.6%	0	0.0	0.00	0
Vacant	52,697	20.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	258,459	100.0%		$5,245,008	100.0%	$25.49	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 400 Plaza Drive Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012	2013	2014
Owned Space	96.5%	97.5%	96.5%	99.5%	91.0%	88.2%	81.8%

(1)	As provided by the borrower which reflects average occupancy for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 400 Plaza Drive Property:

Cash Flow Analysis(1)

	2011	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$5,604,331	$5,289,123	$5,146,883	$5,038,514	$5,020,188	$19.42
Contractual Rent Steps(2)	0	0	0	0	224,820	0.87
Gross Up Vacancy	0	0	0	0	1,326,854	5.13
Total Rent	$5,604,331	$5,289,123	$5,146,883	$5,038,514	$6,571,862	$25.43
Total Reimbursables	772,287	154,503	539,640	168,409	75,764	0.29
Percentage Rent	0	0	0	0	0	0.00
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	(17,101)	0	0	0	(1,326,854)	(5.13)
Effective Gross Income	$6,359,517	$5,443,626	$5,686,523	$5,206,923	$5,320,772	$20.59

Real Estate Taxes	940,465	953,881	969,620	971,684	971,684	3.76
Insurance	91,849	92,976	94,492	89,313	72,003	0.28
Management Fee	254,381	217,745	227,461	208,277	212,831	0.82
Other Operating Expenses	1,683,674	1,691,740	1,761,436	1,835,181	1,859,125	7.19
Total Operating Expenses	$2,970,369	$2,956,343	$3,053,009	$3,104,456	$3,115,644	$12.05

Net Operating Income	$3,389,148	$2,487,283	$2,633,514	$2,102,467	$2,205,129	$8.53
TI/LC	0	0	0	0	209,455	0.81
Replacement Reserves	0	0	0	0	51,692	0.20
Net Cash Flow	$3,389,148	$2,487,283	$2,633,514	$2,102,467	$1,943,981	$7.52

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Contractual Rent Steps are underwritten based upon the actual scheduled increases through November 15, 2015 ($3,873).  Additionally, contractual rent steps include the present value of contractual rent steps for The Hartz Mountain Corp. ($220,947).

■
Appraisal.  According to the appraisal, the 400 Plaza Drive Property had an “as-is” appraised value of $30,000,000 as of an effective date of November 20, 2014 and an “as-stabilized” value of $36,500,000 as of an effective date of December 1, 2017.

■
Environmental Matters.  According to a Phase I environmental report dated February 20, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the 400 Plaza Drive Loan.

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Market Overview and Competition.  According to the appraisal, the 400 Plaza Drive Property is part of the Northern New Jersey office market which includes a total inventory of approximately 110.6 million SF with a vacancy rate of 20.4% and an overall average rental rate of $27.55 per SF.  The 400 Plaza Drive Property is part of the Hudson County submarket, which includes approximately 24.3 million SF of office space with a 15.8% vacancy rate, an overall average rental rate of $34.73 per SF and a direct average Class A rent of $36.60 per SF.  The appraiser identified rent comparables ranging from 1,554 SF to 39,200 SF with lease terms ranging from 3.3 to 11 years and rental rates ranging from $24.00 per SF to $30.50 per SF on a modified gross basis with an average rental rate of $25.65 per SF. The appraiser concluded to market rent of $26.00 per SF for office space smaller than 15,000 SF and $25.00 per SF for office space larger than 15,000 SF.

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The Borrower.  The borrower is 400 Success LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 400 Plaza Drive Loan.  The non-recourse carveout guarantor for the 400 Plaza Drive Loan is Andrew Zafir.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

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Escrows.  In connection with the origination of the 400 Plaza Drive Loan, the borrower funded aggregate reserves of $1,465,407 with respect to the 400 Plaza Drive Property, comprising (i) $170,045 for real estate taxes, (ii) $18,901 for insurance premiums, (iii) $1,000,000 for tenant improvements and leasing commissions costs and (iv) $90,362 as cash collateral to ensure execution of the lease with Aruba Tourism Authority that was in the final stages of negotiation on the origination date and to cover free rent periods associated with the Aruba Tourism Authority lease, (v) $90,725 for tenant improvement costs in connection with the Aruba Tourism Authority lease and (vi) $95,374 to be held as cash collateral to ensure execution of a three-year extension of a lease with the Hexaware Technologies, Inc. tenant (in a form reasonably acceptable to the lender).

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 400 Plaza Drive Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the 400 Plaza Drive Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; (iii) a replacement reserve in the amount of $4,308 for replacements to the 400 Plaza Drive Property; and (iv) a leasing reserve in the amount of $21,538 for tenant improvements and leasing commissions costs at the 400 Plaza Drive Property (subject to a cap, with replenishment obligation, of $1,500,000).

■
Lockbox and Cash Management.  The 400 Plaza Drive Loan requires a hard lockbox, which is already in place, with springing cash management. The 400 Plaza Drive Loan documents require the borrower to cause all rents to be paid directly to a lender-controlled lockbox account. On each business day that no 400 Plaza Drive Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower.  During the continuance of a 400 Plaza Drive Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the 400 Plaza Drive Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve.  Funds in the excess cash flow reserve are (i) to the extent no 400 Plaza Drive Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a 400 Plaza Drive Trigger Period is continuing, to be held by the lender as additional collateral for the 400 Plaza Drive Loan. During the continuance of an event of default under the 400 Plaza Drive Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 400 Plaza Drive Loan (and/or toward the payment of expenses of the 400 Plaza Drive Property), in such order of priority as the lender may determine.

A “400 Plaza Drive Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 400 Plaza Drive Loan and (ii) the date that the debt service coverage ratio is less than 1.20x and (B) expiring upon (x) with respect to clause (i) above, the cure of such event of default and (y) with respect to clause (ii) above, the date upon which the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

400 PLAZA DRIVE

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Property Management.  The 400 Plaza Drive Property is currently managed by an independent third party manager, M Force Realty LLC.  Under the 400 Plaza Drive Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default is continuing under the 400 Plaza Drive Loan documents, (ii) the lender receives at least 30 days’ prior written notice, (iii) the replacement would not cause, directly or indirectly, any termination right, right of first refusal, first offer or any other similar right to be exercisable with respect to the REA that is in place relating to the 400 Plaza Property, any termination fees to be due with respect to the REA that is in place relating to the 400 Plaza Property, or a material adverse effect with respect to the REA that is in place relating to the 400 Plaza Property to occur, without the lender’s prior written consent, and (iv) the replacement property manager is, (i) to the extent it satisfies the Manager Criteria (defined below) reasonably approved by the lender in writing and (ii) for any other replacement property manager, approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists a 400 Plaza Drive Trigger Period; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager under the management agreement.

“Manager Criteria” means, as of the applicable date of determination, such entity (i) is a reputable management company having at least seven years’ experience in the management of office properties with similar scope and class as the 400 Plaza Property located in similar geographic areas to the geographic area in which the 400 Plaza Property is located (such properties, the “Comparable Properties”), (ii) has, for at least seven years preceding the applicable date of determination, managed at least five Comparable Properties (exclusive of the 400 Plaza Property) each being of approximately the same size as the 400 Plaza Property, (iii) is managing Comparable Properties (exclusive of the 400 Plaza Property) with at least 1,000,000 leasable square feet (in the aggregate) and (iv) is not the subject of any proceeding under any applicable bankruptcy or insolvency laws.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy in an amount equal to the full replacement cost of the 400 Plaza Drive Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 18-month extended period of indemnity or until the income is restored to prior level (whichever first occurs).  The “all-risk” insurance is required to contain a deductible that is no higher than $10,000.  With respect to the aforementioned insurance policies, the same are required to provide terrorism coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STONE MANOR

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STONE MANOR

Stone Manor
5001 West Stoney Brook Road
Rogers, AR 72758
Bella Vista
Hiwasse
Bella Vista Bypass
Pea Ridge
Pea Ridge Natl. Military Park
Avoca
Crystal Bridges Museum of American Art
Compton Gardens and Conference Ctr.
The Walmart Museum
Benton Co. Courthouse
Memorial Park
Little Flock
Rogers Municipal-Carter Field
Centerton
SW 14th St
Northwest Arkansas Comm. College
Hudson Rd
Tiger Stadium
Bentonville
Prairie Creek
Beaver Lake
Northwest Medical Plaza
Bentonville Municipal Airport
Frisco Station Mall
Olive St
Walnut St
Oak St
Rogers
Regional Airport Blvd
Village on the Creeks
New Hope Rd
Pinnacle Hills Promenade
BENTON COUNTY
Hobbs Creek State Park/ Conservation Area
Northwest Arkansas Regional Airport
The Arkansas Music Pavilion
Mill Dam Rd
Highfill
Cave Springs
Monroe Ave
Lowell
The Creeks Public Links
Wagon Wheel Rd
Thompson St
Old Wire Rd
Bethel Heights
Elm Springs
Springdale
Northwest Medical Ctr. Springdale
Springdale Municipal Airport
Sunset Ave
Robinson Ave
Don Tyson Pkwy
WASHINGTON COUNTY
Springdale Country Club
Lake Fayetteville
Lake Fayetteville Park
Willow Creek Women's Hospital
Northwest Arkansas Mall
Spring Creek Centre
University of Arkansas 5 miles
FAYETTEVILLE
Goshen
Bentonville
Rogers
Fayetteville
ARKANSAS
MEMPHIS
LITTLE ROCK
OKLA.
TEXAS
LOUISIANA
SHREVEPORT
JACKSON
MISSOURI
Springfield
Joplin
Jonesboro
Fort Smith
Conway
El Dorado
Texarkana

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STONE MANOR

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Rogers, Arkansas	Cut-off Date Principal Balance	$21,980,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$92,352.94
Size (Units)	238	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 2/10/2015	95.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/10/2015	95.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2004 / NAP	Mortgage Rate	4.3550%
Appraised Value	$29,400,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
Underwritten Revenues	$2,853,967
Underwritten Expenses	$1,057,687	Escrows
Underwritten Net Operating Income (NOI)	$1,796,280		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,736,780	Taxes(1)	$0	$16,990
Cut-off Date LTV Ratio(2)	72.3%	Insurance	$15,538	$7,399
Maturity Date LTV Ratio(2)	66.0%	Replacement Reserves	$883,100	$4,958
DSCR Based on Underwritten NOI / NCF	1.37x / 1.32x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.9%	Other(3)	$11,563	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$21,980,000	73.9%	Purchase Price	$28,420,976	95.5%
Principal’s New Equity Distribution	7,737,047	26.0	Reserves	910,200	3.1
Other Sources	30,000	0.1	Closing Costs	415,871	1.4
Total Sources	$29,747,047	100.0%	Total Uses	$29,747,047	100.0%

(1)	Monthly real estate tax collections begin in October 2015. See “—Escrows” below.
(2)
The Cut-off Date LTV Ratio is calculated based on the appraiser’s “as-stabilized” appraised value of $30,400,000, which contemplates certain capital improvements and/or repairs at the Stone Manor Property, for which $883,100 was reserved in connection with the origination of the Stone Manor Loan.  The Cut-off Date LTV Ratio using the “as-is” appraised value of $29,400,000 is 74.8%.  The Maturity Date LTV Ratio using the “as-is” appraised value is 68.3%.

(3)	Other upfront reserve represents an immediate repairs reserve of $11,563. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Stone Manor Loan”) is evidenced by a note in the original principal amount of $21,980,000 and is secured by a first mortgage encumbering the borrower’s fee interest in 238 units of a 254-unit multifamily condominium complex located in Rogers, Arkansas (the “Stone Manor Property”). The Stone Manor Loan was originated by Rialto Mortgage Finance, LLC on February 19, 2015 and represents approximately 2.0% of the Initial Pool Balance.  The note evidencing the Stone Manor Loan has an outstanding balance as of the Cut-off Date of $21,980,000 and has an interest rate of 4.3550% per annum. The borrower utilized the proceeds of the Stone Manor Loan to acquire the Stone Manor Property, pay origination costs and fund upfront reserves.

The Stone Manor Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Stone Manor Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the Stone Manor Loan over a 30-year amortization schedule. The scheduled maturity date of the Stone Manor Loan is the due date in March 2025. Voluntary prepayment of the Stone Manor Loan is permitted on or after the due date in December 2024 without payment of any prepayment premium or yield maintenance premium. Provided no event of default under the Stone Manor Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization Closing Date.

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The Mortgaged Property. The Stone Manor Property consists of 238 units in a 254-unit multifamily condominium complex located in Rogers, Arkansas, within the Fayetteville-Springdale-Rogers metropolitan statistical area. The Stone Manor Property was built in 2004 and is comprised of 23 two-story buildings, in which certain units have attached garages and front doors at street level. The unit mix consists of 123 one-bedroom/one-bath units, 103 two-bedroom/two-bath units, and 12 three bedroom/two-bath units. Unit sizes range from 662 SF to 1,667 SF. There are 170 units with attached garages, 36 detached garages, 48 covered spaces, and 170 open spaces for a total of 424 parking spaces. The Stone Manor Property offers community amenities including controlled access gates, a pool with swim-up bar, a spa, a 24-hour fitness center, a patio area with grills and seating, an outdoor fireplace, a walking trail, high speed wireless internet access, and a conference room. As of February 10, 2015, Total Occupancy and Owned Occupancy for the Stone Manor Property were both 95.4%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STONE MANOR

The following table presents certain information relating to the borrower-owned units and rent at the Stone Manor Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	% of Total Units	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Monthly Actual Rent per Unit(1)	Monthly Underwritten Rent per Unit	Underwritten Annual Rent(1)
1 Bed / 1 Bath	22	0	22	9.2%	662	$810	$816	$816	$215,460
1 Bed / 1 Bath	23	0	23	9.7	775	$840	$845	$845	233,136
1 Bed / 1 Bath	11	1	12	5.0	779	$840	$844	$844	111,360
1 Bed / 1 Bath	43	2	45	18.9	848	$915	$886	$886	457,200
1 Bed / 1 Bath	20	1	21	8.8	1,009	$925	$910	$910	218,400
2 Bed / 2 Bath	11	0	11	4.6	1,028	$950	$922	$922	121,680
2 Bed / 2 Bath	21	2	23	9.7	1,081	$1,130	$1,065	$1,065	268,260
2 Bed / 2 Bath	28	3	31	13.0	1,258	$1,330	$1,348	$1,348	452,820
2 Bed / 2 Bath	36	2	38	16.0	1,323	$1,310	$1,309	$1,309	565,680
3 Bed / 2 Bath	6	0	6	2.5	1,587	$1,760	$1,758	$1,758	126,600
3 Bed / 2 Bath	6	0	6	2.5	1,667	$1,500	$1,370	$1,370	98,640
Total / Wtd. Avg.	227	11	238	100.0%	1,034	$1,071	$1,053	$1,053	$2,869,236

(1)	As provided by the borrower per the February 10, 2015 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Stone Manor Property:

Historical Leased %(1)

	2012	2013	2014	As of 2/10/2015
Owned Space	96.3%	97.0%	96.7%	95.4%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stone Manor Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 12/31/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,536,280	$2,574,502	$2,729,462	$2,815,444	$2,869,236	$12,056
Gross Up Vacancy	0	0	0	0	149,580	628
Goss Potential Rent	$2,536,280	$2,574,502	$2,729,462	$2,815,444	$3,018,816	$12,684
Vacancy, Credit Loss & Concessions	(146,803)	(59,601)	(36,190)	(48,732)	(252,104)	(1,059)
Total Rent Revenue	$2,389,477	$2,514,901	$2,693,272	$2,766,712	$2,766,712	$11,625
Other Revenue(3)	126,993	138,496	114,743	90,380	87,255	367
Effective Gross Income	$2,516,469	$2,653,397	$2,808,015	$2,857,092	$2,853,967	$11,991

Total Operating Expenses	$963,872	$1,044,106	$1,176,165	$1,069,088	$1,057,687	$4,444

Net Operating Income	$1,552,597	$1,609,291	$1,631,850	$1,788,005	$1,796,280	$7,547
Replacement Reserves	0	0	0	0	59,500	250
Net Cash Flow	$1,552,597	$1,609,291	$1,631,850	$1,788,005	$1,736,780	$7,297

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the February 10, 2015 rent roll.
(3)
Other Revenue includes Homeowners Association dues for condominium units not part of the collateral (16 as of the origination date of the Stone Manor Loan), which pay $125 per unit; one condominium unit was delinquent at origination of the Stone Manor Loan. Other Revenue also includes administrative fees, damage fees, late charges, and washer/dryer income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STONE MANOR

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Appraisal.  According to the appraisal, the Stone Manor Property had an “as-is” appraised value of $29,400,000 as of an effective date of January 9, 2015, and is expected to have an “as-stabilized” appraised value of $30,400,000 as of an effective date of May 9, 2015.

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Environmental Matters.  According to a Phase I environmental report dated January 15, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action at the Stone Manor Property.

■
Market Overview and Competition.  The Stone Manor Property is located in Rogers, Arkansas, within the Fayetteville-Springdale-Rogers metropolitan statistical area. Primary regional access to the neighborhood is provided by Interstate 49, State Highway 62 and State Highway 412. Interstate 49 is a major north/south thoroughfare extending to Kansas City, Missouri to the north. As of November 2014, the unemployment rate within the Fayetteville-Springdale-Rogers metropolitan statistical area was 4.9% as compared to 5.8% for the state of Arkansas.

The 2014 estimated population within a one-, three-, and five-mile radius of the Stone Manor Property is 2,857, 40,912 and 97,369, respectively. The 2014 estimated average household income within the same radii is $103,124, $88,240 and $80,953, respectively. The immediate area surrounding the Stone Manor Property is a newer area of development, consisting primarily of retail and office uses.  The major retail demand generator is the Pinnacle Hills Promenade, located approximately one and a half miles south of the Stone Manor Property. This lifestyle center is anchored by Dillard’s, JC Penney, and Malco Theatres.  Other major commercial developments include the Pinnacle Hills, Mercy Medical Center, Mercy Hospital Northwest Arkansas, and the Embassy Suites Northwest Arkansas Hotel, Spa & Convention Center.

The following table presents certain information relating to the primary competition for the Stone Manor Property:

Competitive Set(1)

	Stone Manor	The Ranch at Pinnacle Point	The Parc at Rogers	The Villages of Cross Creek	Harbin Pointe	The Glen at Polo Park	Reserve at Steele Crossing
Location	Rogers	Rogers	Rogers	Rogers	Bentonville	Bentonville	Fayetteville
Year Built	2004	2007	2007	2006	2006	2006	2003
Occupancy	95.4%	97.0%	98.0%	98.0%	98.0%	97.0%	96.0%
No. of Units	238	392	250	192	194	356	210
Distance	0.0	0.4 miles	0.9 miles	4.0 miles	3.0 miles	7.0 miles	14.0 miles

(1)	Source: Appraisal.

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The Borrower.  The borrower is Plutus Stone Manor, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Stone Manor Loan.  The non-recourse carveout guarantors are Scott Dew and RPD Catalyst, LLC.

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Escrows.  On the origination date of the Stone Manor Loan, the borrower funded an escrow reserve of approximately $883,100 with respect to replacement reserves, approximately $15,538 with respect to insurance and approximately $11,563 with respect to required repairs.

On each due date, the borrower is required to fund the following reserves with respect to the Stone Manor Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, provided, however, that the tax reserve deposits are not required to begin until October 2015, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to renew all policies 30 days before expiration and (iii) a replacement reserve in an amount equal to approximately $4,958.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STONE MANOR

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Lockbox and Cash Management.  The Stone Manor Loan requires a springing lockbox and springing cash management, which will be established upon written notification from the lender to the lockbox bank.  Upon the occurrence of a Cash Management Trigger Event (as defined below), the Stone Manor Loan documents require the borrower to set up the account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by the Stone Manor Property. Following the occurrence of a Cash Management Trigger Event, the funds on deposit in the lockbox account are required to be transferred within five (5) business days to the cash management account under the control of the lender. On each due date after the occurrence of a Cash Management Trigger Event, the Stone Manor Loan documents require that all amounts on deposit in the lockbox account be applied to the payment of debt service and funding of required monthly escrow for real estate taxes, insurance premiums, replacement reserves and interest accruing at the default rate. Upon the occurrence of a Cash Sweep Event (as defined below) (a) funds are required to be applied to the operating expenses set forth in the annual operating budget, which will not include management fees in excess of 3.00%, (b) funds sufficient to pay for extraordinary or other operating expenses not included in the approved annual budget and approved by the lender, if any, will be applied to a borrower-controlled account and (c) all excess cash flow will be applied to the excess cash flow account if a Cash Sweep Event is in effect or to a borrower-controlled account if no Cash Sweep Event is in effect.

A “Cash Management Trigger Event” means the occurrence of an event of default under the Stone Manor Loan which continues for five days following notice by the lender, any bankruptcy action of the borrower, guarantor or manager, or a Cash Management DSCR Trigger Event (as defined below). A “Cash Sweep Event” means the occurrence of an event of default which continues for five days following notice by lender, any bankruptcy action of borrower, guarantor or manager, or a Cash Sweep DSCR Trigger Event (as defined below).

A “Cash Management DSCR Trigger Event” means any time the debt service coverage ratio based on the trailing 12-month period preceding the event is less than 1.20x. A “Cash Sweep DSCR Trigger Event” means any time the debt service coverage ratio based on the trailing 12-month period preceding the event is less than 1.10x.

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Property Management.  The Stone Manor Property is currently managed by RPD Property Management Company, LLC, an affiliate of the borrower, pursuant to a management agreement.  The Stone Manor Loan documents provide that the borrower may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case: (i) to the extent that an event of default under the Stone Manor Loan documents has occurred and is continuing in excess of thirty (30) days, (ii) to the extent that the property manager is in default under the management agreement beyond any applicable notice and cure period, (iii) to the extent that the property manager becomes insolvent or a debtor in any bankruptcy action and/or (iv) at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Stone Manor Property, plus 18 months of business interruption coverage as calculated under the Stone Manor Loan documents (with an additional extended period of indemnity as reasonably required by the lender)  in an amount equal to 100% of the projected gross income from the Stone Manor Property (on an actual loss sustained basis) for a period continuing until the restoration of the Stone Manor Property is completed and containing an extended period endorsement which provides for up to 6 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BEVERLY HILLS HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Beverly Hills, California	Cut-off Date Principal Balance		$19,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$204,301.08
Size (Rooms)	93	Percentage of Initial Pool Balance		1.7%
Total TTM Occupancy as of 12/31/2014	81.3%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 12/31/2014	81.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.4800%
Appraised Value	$31,200,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
Underwritten Revenues	$6,871,337	Original Interest-Only Period (Months)		12
Underwritten Expenses	$4,671,430	Borrower Sponsor(2)		Sandip Chadha
Underwritten Net Operating Income (NOI)	$2,199,907	Escrows
Underwritten Net Cash Flow (NCF)	$1,925,053		Upfront	Monthly
Cut-off Date LTV Ratio	60.9%	Taxes	$95,666	$23,917
Maturity Date LTV Ratio(1)	46.8%	Insurance	$79,749	$8,861
DSCR Based on Underwritten NOI / NCF	1.91x / 1.67x	FF&E(3)	$0	$22,904
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.1%	Other(4)	$2,550,748	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,000,000	99.6%	Loan Payoff	$12,121,340	63.5%
Other Sources	75,000	0.4	Principal Equity Distribution	3,710,495	19.5
			Reserves	2,726,163	14.3
			Closing Costs	517,002	2.7

Total Sources	$19,075,000	100.0%	Total Uses	$19,075,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $37,900,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $31,200,000, is 56.8%.

(2)	Sandip Chadha is the non-recourse carveout guarantor under the Beverly Hills Hotel Portfolio Loan.
(3)	The borrower is required to make monthly deposits equal to one-twelfth of 4% of gross revenues for the preceding calendar year.
(4)	Other reserve represents an upfront renovation reserve of $2,541,435 for renovations at the Mosaic Beverly Hills Property and an upfront deferred maintenance reserve of $9,313.

The following table presents certain information relating to the Beverly Hills Hotel Portfolio Properties:

Property Name	Number of Rooms	Cut-off Date Allocated Loan Amount	% of Cut- off Date Allocated Loan Amount	Year Built	Year Renovated	Appraised Value	UW NCF	UW NCF per Room
Mosaic Beverly Hills	49	$10,000,000	52.6%	1959	2014-2015	$17,100,000	$997,992	$20,367
Maison 140	44	9,000,000	47.4	1937	2000, 2011	14,100,000	927,061	21,070
Total / Wtd. Avg.	93	19,000,000	100.0%			$31,200,000	$1,925,053	$20,700

The following table presents certain information relating to the TTM December 2014 penetration rates relating to the Beverly Hills Hotel Portfolio Properties:

TTM December 2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Mosaic Beverly Hills	97.9%	78.7%	77.1%
Maison 140	98.4%	77.2%	75.9%

(1)	Source: December 2014 travel research report and reflects average occupancy, ADR and RevPAR for the indicated period.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Beverly Hills Hotel Portfolio Properties:

Beverly Hills Hotel Portfolio(1)
	12/31/2012	12/31/2013	12/31/2014
Occupancy	70.4%	73.5%	81.3%
ADR	$237.03	$208.70	$210.49
RevPAR	$166.75	$153.31	$171.05

(1)	As provided by the borrower and reflects average occupancy, ADR and RevPAR for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BEVERLY HILLS HOTEL PORTFOLIO

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Beverly Hills Hotel Portfolio Properties:

Cash Flow Analysis

	2012	2013	2014	Underwritten	Underwritten $ per Room
Room Revenue	$2,982,356	$5,204,225	$5,806,163	$5,806,163	$62,432
Food & Beverage Revenue	441,136	605,471	583,259	583,259	6,272
Other Revenue(1)	227,701	471,173	495,075	481,915	5,182
Total Revenue	$3,651,193	$6,280,869	$6,884,497	$6,871,337	$73,885

Room Expense	$929,517	$1,636,572	$1,783,186	$1,795,380	$19,305
Food & Beverage Expense	422,064	587,516	600,386	600,386	6,456
Other Expense	27,768	70,196	78,022	78,022	839
Total Departmental Expense	$1,379,349	$2,294,284	$2,461,594	$2,473,788	$26,600
Total Undistributed Expense	1,011,012	1,603,684	1,757,446	1,807,151	19,432
Total Fixed Charges	240,210	503,769	501,181	390,491	4,199
Total Operating Expenses	$2,630,571	$4,401,737	$4,720,221	$4,671,430	$50,230

Net Operating Income	$1,020,622	$1,879,132	$2,164,276	$2,199,907	$23,655
FF&E	146,048	251,235	275,380	274,853	2,955
Net Cash Flow	$874,574	$1,627,897	$1,888,896	$1,925,054	$20,700

(1)	Other Revenue consists of mini-bar sales, guest dry cleaning, guaranteed no-show revenue and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

RESIDENCE INN ORANGEBURG

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Orangeburg, New York	Cut-off Date Principal Balance		$17,700,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$137,209.30
Size (Rooms)	129	Percentage of Initial Pool Balance		1.6%
Total TTM Occupancy as of 1/31/2015	82.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 1/31/2015	82.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate		4.5100%
Appraised Value	$25,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Richard Birdoff and FB
Underwritten Revenues	$5,296,856		Orangetown Hotel Member LLC
Underwritten Expenses	$3,430,475
Underwritten Net Operating Income (NOI)	$1,866,381	Escrows
Underwritten Net Cash Flow (NCF)	$1,654,507		Upfront	Monthly
Cut-off Date LTV Ratio	70.8%	Taxes	$114,069	$22,814
Maturity Date LTV Ratio(1)	53.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.73x / 1.54x	FF&E(3)	$0	$8,828
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.3%	Other(4)	$131,993	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,700,000	99.7%	Loan Payoff	$16,841,405	94.9%
Other Sources	50,000	0.3	Principal Equity Distribution	421,867	2.4
			Reserves	246,062	1.4
			Closing Costs	240,665	1.4
Total Sources	$17,750,000	100.0%	Total Uses	$17,750,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $27,000,000. The Maturity Date LTV Ratio as calculated on the basis of the “as-is” appraised value is 57.3%.
(2)	Richard Birdoff is the non-recourse carveout guarantor under the Residence Inn Orangeburg Loan.
(3)
On each monthly payment date, the borrower is required to make deposits equal to the greater of (x) from the origination date through December 31, 2015, 2% of gross revenue at the Residence Inn Orangeburg Property from the preceding month and beginning on January 1, 2016, 4% of gross revenues at the Residence Inn Orangeburg Property from the preceding month or (y) the amount required by the franchisor under the franchise agreement.

(4)
Other upfront reserve is comprised of a debt service reserve ($121,430) for the first full monthly payment of principal and interest and reserve deposits, a deferred maintenance reserve ($8,063) and a comfort letter transfer fee reserve ($2,500) representing fees to be charged by the franchisor in order for the lender to transfer the comfort letter.

The following table presents certain information relating to the TTM January 2015 penetration rates relating to the Residence Inn Orangeburg Property:

TTM January 2015 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Residence Inn Orangeburg	115.1%	106.6%	122.7%

(1)	Source: January 2015 travel research report and reflects average occupancy, ADR and RevPAR for the indicated period.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Residence Inn Orangeburg Property:

Residence Inn Orangeburg(1)(2)

TTM 1/31/2015
Occupancy	82.1%
ADR	$132.37
RevPAR	$108.67

(1)	As provided by the borrower and reflects average occupancy, ADR and RevPAR for the indicated period.
(2)	Limited historical occupancy, ADR, and RevPAR information is available as the Residence Inn Orangeburg Property was constructed in November 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

RESIDENCE INN ORANGEBURG

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical, projected operating performance and the Underwritten Net Cash Flow at the Residence Inn Orangeburg Property:

Cash Flow Analysis(1)(2)

	TTM 1/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$5,116,604	$5,116,604	$39,664
Food & Beverage Revenue	113,325	117,007	907
Telephone Revenue	1,464	1,464	11
Other Revenue(3)	64,037	61,781	479
Total Revenue	$5,295,430	$5,296,856	$41,061

Room Expense	$1,060,384	$1,067,420	$8,275
Food & Beverage Expense	72,522	71,809	557
Telephone Expense	42,615	42,615	330
Parking Expense	30,717	26,458	205
Total Departmental Expense	$1,206,238	$1,208,302	$9,367
Total Undistributed Expense	1,900,921	1,917,300	14,863
Total Fixed Charges	300,234	304,873	2,363
Total Operating Expenses	$3,407,393	$3,430,475	$26,593

Net Operating Income	$1,888,037	$1,866,381	$14,468
FF&E	211,817	211,874	1,642
Net Cash Flow	$1,676,220	$1,654,507	$12,826

(1)	Limited historical operating statements are available as the Residence Inn Orangeburg Property was constructed in November 2013.
(2)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(3)	Other Revenue represents grocery sales, pet cleaning fees, gift/sundries shop sales, guest dry cleaning fees, washer/dryer commissions and revenue from other miscellaneous sources.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KENTUCKY SELF STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	RMF
Location (City/State)	Various, Kentucky	Cut-off Date Principal Balance	$17,265,845
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$68.99
Size (SF)	250,275	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 1/27/2015	84.1%	Number of Related Mortgage Loans(2)	4
Owned Occupancy as of 1/27/2015	84.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.8200%
Appraised Value	$23,380,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsors(3)	Robert Moser and Robert Morgan
Underwritten Revenues	$2,183,033
Underwritten Expenses	$603,194	Escrows
Underwritten Net Operating Income (NOI)	$1,579,839		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,542,297	Taxes	$39,257	$9,347
Cut-off Date LTV Ratio	73.8%	Insurance	$25,768	$2,231
Maturity Date LTV Ratio(1)	60.3%	Replacement Reserves	$0	$3,128
DSCR Based on Underwritten NOI / NCF	1.45x / 1.41x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.9%	Other(4)	$21,469	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,285,000	78.6%	Purchase Price	$21,190,000	96.4%
Principal’s New Cash Contribution	4,698,601	21.4	Closing Costs	707,108	3.2
			Reserves	86,493	0.4
Total Sources	$21,983,601	100.0%	Total Uses	$21,983,601	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value for The Storeroom Mobile Storage – Lexington Property of $2,660,000 and the “as-is” appraised values of the remaining Kentucky Self Storage Portfolio Properties for an aggregate appraised value of $23,420,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $23,380,000, is 60.4%.

(2)	The borrower sponsors are also the borrower sponsors of the Elizabeth Street Portfolio, Forest Hill Mini Storage and USA Safe Storage Loans.
(3)	Robert Moser and Robert Morgan are the non-recourse guarantors under the Kentucky Self Storage Portfolio Loan.
(4)	Other upfront reserve represents an immediate repairs reserve of $21,469 across the Kentucky Self Storage Portfolio Properties.

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)	Year Built/Renovated	UW NCF
Safe Storage 910 Enterprise Court - Lexington	Lexington	KY	$7,007,226	94,900	78.2%	1996/NAP	$611,944
Safe Storage Industry Parkway - Nicholasville	Nicholasville	KY	5,234,193	70,375	89.8%	1998/NAP	473,644
Safe Storage Etter Drive - Nicholasville	Nicholasville	KY	3,191,459	56,100	90.2%	1995/NAP	293,424
The Storeroom Mobile Storage - Lexington	Lexington	KY	1,832,966	28,900	78.3%	1995/NAP	163,285
Total / Wtd. Avg.			$17,265,845	250,275	84.1%		$1,542,297

(1)	Occupancy as of January 27, 2015.

The following table presents certain information relating to historical leasing at the Kentucky Self Storage Portfolio Properties:

Historical Leased %(1)

	2012	2013	2014	As of 1/27/2015
Safe Storage 910 Enterprise Court - Lexington	71.3%	73.9%	74.2%	78.2%
Safe Storage Industry Parkway - Nicholasville	83.5%	86.1%	88.2%	89.8%
Safe Storage Etter Drive - Nicholasville	82.5%	84.8%	88.6%	90.2%
The Storeroom Mobile Storage - Lexington	72.8%	74.5%	78.8%	78.3%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KENTUCKY SELF STORAGE PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Kentucky Self Storage Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 1/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,808,192	$1,851,957	$1,886,110	$1,898,423	$1,946,821	$7.78
Gross Up Vacancy	0	0	0	0	387,168	1.55
Goss Potential Rent	$1,808,192	$1,851,957	$1,886,110	$1,898,423	$2,333,989	$9.33
Vacancy, Credit Loss & Concessions	0	0	0	0	(387,168)	(1.55)
Total Rent Revenue	$1,808,192	$1,851,957	$1,886,110	$1,898,423	$1,946,821	$7.78
Other Revenue (3)	203,070	219,837	232,780	236,212	236,212	0.94
Effective Gross Income	$2,011,262	$2,071,793	$2,118,890	$2,134,634	$2,183,033	$8.72

Total Operating Expenses	$364,484	$378,881	$398,858	$388,993	$603,194	$2.41

Net Operating Income	$1,646,778	$1,692,912	$1,720,033	$1,745,641	$1,579,839	$6.31
Replacement Reserves	0	0	0	0	37,541	0.15
Net Cash Flow	$1,646,778	$1,692,912	$1,720,033	$1,745,641	$1,542,297	$6.16

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the January 27, 2015 rent rolls across the Kentucky Self Storage Portfolio Properties.
(3)	Other Revenue includes administrative fees, point of sale, late fees, auction proceeds, transfer fees and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SOLAIRE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Southfield, Michigan	Cut-off Date Principal Balance	$16,480,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$43,141.36
Size (Units)	382	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 12/19/2014	98.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/19/2014	98.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972 / 2006-2012	Mortgage Rate	4.7300%
Appraised Value	$25,400,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsors(1)	Yechiel Lopiansky (a/k/a Michael Lopiansky), Shmuel Nayman, Gershon Bassman and Yakov Bodenstein
Underwritten Revenues	$3,672,026
Underwritten Expenses	$1,851,332	Escrows
Underwritten Net Operating Income (NOI)	$1,820,693	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,737,259	Taxes	$332,913	$39,633
Cut-off Date LTV Ratio	64.9%	Insurance	$35,995	$11,427
Maturity Date LTV Ratio	61.9%	Replacement Reserves	$0	$6,953
DSCR Based on Underwritten NOI / NCF	1.77x / 1.69x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.0% / 10.5%	Other(2)	$138,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,480,000	78.7%	Purchase Price	$20,000,000	95.5%
Principal’s New Cash Contribution	4,430,014	21.2	Reserves	507,033	2.4
Other Sources	25,000	0.1	Closing Costs	427,981	2.0
Total Sources	$20,935,014	100.0%	Total Uses	$20,935,014	100.0%

(1)	Yechiel Lopiansky (a/k/a Michael Lopiansky), Shmuel Nayman, Gershon Bassman and Yakov Bodenstein are the non-recourse carveout guarantors under the Solaire Apartments Loan.
(2)	Other upfront reserve represents an immediate repairs reserve of $138,125.

The following table presents certain information relating to the units and rent at the Solaire Apartments Property:

Unit Type	Occupied Units(1)	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Annual Market Rent	Monthly Actual Rent per Unit	Annual Actual Rent(1)
1 Bed / 1 Bath	246	5	251	750	$800	$2,361,600	$762	$2,249,244
2 Bed / 2 Bath	104	0	104	1,100	1,200	1,497,600	1,022	1,275,684
Studio / 1 Bath	15	0	15	680	650	117,000	580	104,352
3 Bed Penthouse / 2.5 Bath	5	1	6	1,600	1,500	90,000	1,285	77,088
2 Bed Penthouse / 2.5 Bath	6	0	6	1,600	1,500	108,000	1,316	94,776
Total / Wtd. Avg.	376	6	382	869	$925	$4,174,200	$843	$3,801,144

Source: As provided by the borrower.
(1)	Annual Actual Rent is calculated based on currently occupied units per the rent roll dated December 19, 2014.

The following table presents certain information relating to historical leasing at the Solaire Apartments Property:

Historical Leased %(1)

	2012	2013	As of 12/19/2014
Owned Space	69.1%	86.0%	98.4%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SOLAIRE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Solaire Apartments Property:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,619,539	$3,295,173	$3,758,162	$3,801,144	$9,951
Gross Up Vacancy	0	0	0	78,000	204
Goss Potential Rent	$2,619,539	$3,295,173	$3,758,162	$3,879,144	$10,155
Vacancy, Credit Loss & Concessions	0	0	(64,158)	(251,554)	(659)
Total Rent Revenue	$2,619,539	$3,295,173	$3,694,005	$3,627,590	$9,496
Other Revenue(3)	11,973	25,808	44,436	44,436	116
Effective Gross Income	$2,631,512	$3,320,982	$3,738,440	$3,672,026	$9,613

Total Operating Expenses	$1,316,862	$1,450,744	$1,729,281	$1,851,332	$4,846

Net Operating Income	$1,314,650	$1,870,238	$2,009,159	$1,820,693	$4,766
Replacement Reserves	0	0	0	83,435	218
Net Cash Flow	$1,314,650	$1,870,238	$2,009,159	$1,737,259	$4,548

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the December 19, 2014 rent roll.
(3)	Other Revenue includes laundry income, late fees, application fees, parking income and tenant recovery income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHERMAN PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Saugus, Massachusetts	Cut-off Date Principal Balance	$14,250,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$190.35
Size (SF)	74,862	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 1/15/2015	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/15/2015	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation(1)	1994 / 1999	Mortgage Rate	4.1050%
Appraised Value	$18,550,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsors(3)	Roger N. Sherman and Keith D. Sherman
Underwritten Revenues	$1,761,634
Underwritten Expenses	$445,605	Escrows
Underwritten Net Operating Income (NOI)	$1,316,029	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,250,896	Taxes	$0	$17,549
Cut-off Date LTV Ratio	76.8%	Insurance	$22,464	$2,042
Maturity Date LTV Ratio(2)	65.0%	Replacement Reserves(4)	$0	$1,248
DSCR Based on Underwritten NOI / NCF	1.59x / 1.51x	TI/LC(5)	$0	$3,119
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.8%	Other(6)	$271,350	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,250,000	100.0%	Loan Payoff	$11,842,399	83.1%
			Principal Equity Distribution	1,384,776	9.7
			Closing Costs	729,011	5.1
			Reserves	293,814	2.1
Total Sources	$14,250,000	100.0%	Total Uses	$14,250,000	100.0%

(1)
The Sherman Plaza Property underwent a reconfiguration in 2014 that included relocation of demising walls, separation of utilities and HVAC equipment and duct work, opening access doors in exterior walls and leasehold improvements.

(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $19,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 66.6%.
(3)	Roger N. Sherman and Keith D. Sherman are the non-recourse carveout guarantors under the Sherman Plaza Loan.
(4)	Replacement Reserves are capped at $44,917.
(5)	TI/LC reserves are capped at $220,000 excluding any termination fees and any amounts in the rollover reserve.
(6)	Other upfront reserve represents a $271,350 deferred maintenance reserve primarily related to roof repairs.

The following table presents certain information relating to the major tenants (which tenants may, in certain cases, have co-tenancy provisions) at the Sherman Plaza Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Savers	NR/ NR / NR	29,426	39.3%	$515,838	35.4%	$17.53	11/30/2023	NA	NA	2, 5-year options
DSW	NR/ NR / NR	17,453	23.3	349,060	23.9	20.00	1/31/2024	NA	NA	2, 5-year options
AutoZone	BBB/ Baa1 / BBB	11,077	14.8	219,989	15.1	19.86	7/31/2023	$204.72	12.3%	3, 5-year options
AJ Rose Carpets & Flooring	NR/ NR / NR	6,906	9.2	214,086	14.7	31.00	1/1/2025	NA	NA	2, 5-year options
Tuesday Morning	NR / NR / NR	10,000	13.4	160,000	11.0	16.00	5/31/2019	NA	NA	2, 5-year options
Owned Tenants		74,862	100.0%	$1,458,973	100.0%	$19.49
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		74,862	100.0%	$1,458,973	100.0%	$19.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	AutoZone’s sales are as of December 31, 2013. AutoZone sales are approximately $214 per SF as of the trailing 12-months ending November 30, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHERMAN PLAZA

The following table presents certain information relating to the lease rollover schedule at the Sherman Plaza Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	10,000	13.4	13.4%	160,000	11.0	16.00	1
2020	0	0.0	13.4%	0	0.0	0.00	0
2021	0	0.0	13.4%	0	0.0	0.00	0
2022	0	0.0	13.4%	0	0.0	0.00	0
2023	40,503	54.1	67.5%	735,827	50.4	18.17	2
2024	17,453	23.3	90.8%	349,060	23.9	20.00	1
2025	6,906	9.2	100.0%	214,086	14.7	31.00	1
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	74,862	100.0%		$1,458,973	100.0%	$19.49	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Sherman Plaza Property:

Historical Leased %(1)
	2011	2012	2013	2014
Owned Space	100.0%	100.0%	83.1%	95.1%

(1)	As provided by the borrower and represents average occupancy as of December 31 for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Sherman Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$1,521,447	$1,126,137	$1,069,888	$1,458,973	$19.49
Total Reimbursables	342,085	260,246	351,232	395,379	5.28
Vacancy & Credit Loss	0	0	0	(92,718)	(1.24)
Effective Gross Income	$1,863,532	$1,386,383	$1,421,120	$1,761,634	$23.53

Total Operating Expenses	$348,866	$398,410	$443,983	$445,605	$5.95

Net Operating Income	$1,514,666	$987,973	$977,136	$1,316,029	$17.58
TI/LC	0	0	0	52,406	0.70
Capital Expenditures	0	0	0	12,727	0.17
Net Cash Flow	$1,514,666	$987,973	$977,136	$1,250,896	$16.71

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the January 15, 2015 rent roll with rent steps through April 30, 2016.
(3)
The increase in underwritten cash flow from 2014 is related to contractual rent steps through April 30, 2016, as well as increased occupancy at the Sherman Plaza Property, including new leases with Tuesday Morning in May 2014 and AJ Rose Carpets & Flooring in January 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CROWNE PLAZA BLOOMINGTON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Bloomington, Minnesota	Cut-off Date Principal Balance(4)		$13,962,227
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$60,881.80
Size (Rooms)	430	Percentage of Initial Pool Balance		1.2%
Total TTM Occupancy as of 10/31/2014	79.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2014	79.1%	Type of Security(5)		Fee Simple
Year Built / Latest Renovation	1981, 1986 / 2011	Mortgage Rate		4.6500%
Appraised Value	$31,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$15,232,762	Original Interest-Only Period (Months)		NAP
Underwritten Expenses	$11,831,997	Borrower Sponsors(6)	Myron Kaeding, Dr. Ambrish Gupta, Dr. Vimla Bhooshan and Dr. Yudh Gupta

Underwritten Net Operating Income (NOI)	$3,400,765	Escrows
Underwritten Net Cash Flow (NCF)	$2,791,455		Upfront	Monthly
Cut-off Date LTV Ratio(1) (2)	73.6%	Taxes	$355,285	$71,057
Maturity Date LTV Ratio(1)(3)	55.1%	Insurance	$0	$14,260
DSCR Based on Underwritten NOI / NCF(1)	2.09x / 1.72x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	13.0% / 10.7%	Other(7)	$4,678,193	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,250,000	72.4%	Purchase Price	$30,000,000	82.7%
Principal’s New Cash Contribution	9,915,247	27.3	Reserves	5,033,478	13.9
Other Sources	98,293	0.3	Closing Costs	1,230,062	3.4
Total Sources	$36,263,540	100.0%	Total Uses	$36,263,540	100.0%

(1)	Calculated based on the aggregate balance of the Crowne Plaza Bloomington Loan Combination.
(2)
The Cut-off Date LTV Ratio is calculated using the appraisal’s “as-is” appraised value of $31,900,000 plus the amount of PIP required the franchise agreement ($3,689,846). The Cut-off Date LTV Ratio calculated using solely the “as-is” appraised value is 82.1%.

(3)
The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $38,700,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $31,900,000, is 66.9%.

(4)
The Cut-off Date Principal Balance of $13,962,227 represents the controlling note A-1 of a $26,250,000 loan combination evidenced by two pari passu notes.  The companion loan is evidenced by the non-controlling note A-2 with a principal balance of $12,216,949 as of the Cut-off Date, which is held outside the Issuing Entity and is expected to be contributed to a future securitization transaction.

(5)
The Crowne Plaza Bloomington Property includes the borrower’s leasehold estate in a parking lease for 300 parking spaces with the owner of a parking deck adjacent to the hotel.  See “—Parking Lease” below.

(6)	Myron Kaeding, Dr. Ambrish Gupta, Dr. Vimla Bhooshan and Dr. Yudh Gupta are the non-recourse carveout guarantors under the Crowne Plaza Bloomington Loan Combination.
(7)	Other reserve represents an upfront PIP reserve of $4,612,308, an upfront parking rent reserve of $42,135 and an upfront deferred maintenance reserve of $23,750.

The following table presents certain information relating to the TTM October 2014 penetration rates relating to the Crowne Plaza Bloomington Property:

TTM October 2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Crowne Plaza Bloomington	108.3%	78.4%	84.9%

(1)	Source: October 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Crowne Plaza Bloomington Property:

Crowne Plaza Bloomington(1)
	2012	2013	TTM 10/31/2014(2)
Occupancy(3)	77.3%	82.2%	79.1%
ADR	$85.19	$83.39	$93.22
RevPAR	$65.88	$68.58	$73.75

(1)	Source: October 2014 travel research report.
(2)	As provided by the borrower.
(3)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CROWNE PLAZA BLOOMINGTON

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Crowne Plaza Bloomington Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 10/31/2014	Underwritten	Underwritten $ per Room
Room Revenue	$9,610,065	$10,018,885	$10,421,231	$11,574,400	$11,526,073	$26,805
Food & Beverage Revenue	3,692,724	3,532,864	3,482,711	3,347,850	3,305,078	7,686
Other Revenue(2)	469,424	429,283	402,994	401,732	401,612	934
Total Revenue	$13,772,213	$13,981,032	$14,306,936	$15,323,982	$15,232,762	$35,425

Room Expense	$2,999,175	$3,208,868	$3,590,563	$3,598,596	$3,532,135	$8,214
Food & Beverage Expense	2,650,570	2,508,536	2,467,862	2,408,494	2,388,800	5,555
Other Expense	121,775	122,903	131,240	121,044	132,890	309
Total Departmental Expense	$5,771,520	$5,840,307	$6,189,665	$6,128,134	$6,053,825	$14,079
Total Undistributed Expense	3,950,093	3,872,993	4,275,056	4,542,284	4,585,263	10,663
Total Fixed Charges(3)	947,987	1,081,063	1,184,503	1,206,005	1,192,909	2,774
Total Operating Expenses	$10,669,600	$10,794,363	$11,649,224	$11,876,423	$11,831,997	$27,516

Net Operating Income	$3,102,613	$3,186,669	$2,657,712	$3,447,559	$3,400,765	$7,909
FF&E	550,889	559,241	572,277	612,959	609,310	1,417
Net Cash Flow	$2,551,724	$2,627,428	$2,085,434	$2,834,600	$2,791,455	$6,492

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue consists of equipment rentals, guaranteed no-show, a rooftop antenna lease, a sundry shop, internet fees and income from other miscellaneous sources.
(3)	Total Fixed Charges include parking rent for the borrower’s leasehold estate in a parking deck lease with the owner of a parking deck adjacent to the hotel.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WALDON LAKES APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Orion, Michigan	Cut-off Date Principal Balance		$13,050,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$65,250.00
Size (Units)	200	Percentage of Initial Pool Balance		1.2%
Total Occupancy as of 1/2/2015	94.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/2/2015	94.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1995 / 2014	Mortgage Rate		4.4200%
Appraised Value	$17,120,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
		Borrower Sponsors(2)	Robert Stone and Ira Mondry
Underwritten Revenues	$1,993,440
Underwritten Expenses	$934,934	Escrows
Underwritten Net Operating Income (NOI)	$1,058,506		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,008,506	Taxes	$69,392	$11,565
Cut-off Date LTV Ratio	76.2%	Insurance	$7,037	$3,518
Maturity Date LTV Ratio(1)	69.5%	Replacement Reserves(3)	$50,000	$4,167
DSCR Based on Underwritten NOI / NCF	1.35x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.1% / 7.7%	Other(4)	$26,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,050,000	78.9%	Loan Payoff	$16,000,000	96.8%
Principal’s Equity Contribution	2,923,803	17.7	Closing Costs	381,340	2.3
Other Sources	560,590	3.4	Reserves	153,054	0.9

Total Sources	$16,534,393	100.0%	Total Uses	$16,534,393	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as-stabilized” appraised value of $17,150,000. The Maturity Date LTV Ratio calculated using the “as-is” appraised value is 69.7%.
(2)	Robert Stone and Ira Mondry are the guarantors of the non-recourse carveouts under the Waldon Lakes Apartments Loan.
(3)	The monthly replacement reserve of $4,167 is capped at $150,000.
(4)	Other upfront reserve of $26,625 represents deferred maintenance.

The following table presents certain information relating to the units and rent at the Waldon Lakes Apartments Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units	Average SF per Unit	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Monthly Actual Rent per Unit(3)	Yearly Actual Rent(3)
1 Bed / 1 Bath	51	5	56	800	$740	$452,880	$780	$477,360
2 Bed / 2 Bath	91	5	96	1,035	860	939,120	900	982,800
3 Bed / 2 Bath	46	2	48	1,306	1,050	579,600	1,090	601,680
Total / Wtd. Avg.	188	12	200	1,034	$874	$1,971,600	$914	$2,061,840

(1)	As provided by the borrower.
(2)	Source: Appraisal.
(3)	Actual rents are calculated based on currently occupied units per the rent roll dated January 2, 2015.

The following table presents certain information relating to historical leasing at the Waldon Lakes Apartments Property:

Historical Leased %(1)
	2011	2012	2013	2014
Owned Space	94.5%	94.5%	97.5%	94.0%

(1)	As provided by the borrower and represents average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WALDON LAKES APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Waldon Lakes Apartments Property:

Cash Flow Analysis(1)
	2011	2012	2013	2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$1,794,309	$1,842,754	$1,907,574	$2,057,125	$2,046,264	$10,231
Gross Up Vacancy	0	0	0	0	126,960	635
Gross Potential Rent	$1,794,309	$1,842,754	$1,907,574	$2,057,125	$2,173,224	$10,866
Vacancy, Credit Loss & Concessions	(194,149)	(148,783)	(142,122)	(151,798)	(267,897)	(1,339)
Total Rent	$1,600,160	$1,693,971	$1,765,452	$1,905,327	$1,905,327	$9,527
Other Income(3)	46,336	62,601	71,764	88,112	88,112	441
Effective Gross Income	$1,646,496	$1,756,572	$1,837,216	$1,993,440	$1,993,440	$9,967

Real Estate Taxes	$132,310	$130,081	$125,263	$132,525	$135,479	$677
Insurance	43,721	47,614	48,089	52,425	40,211	201
Management Fee	65,144	70,076	73,184	79,308	79,738	399
Other Expenses	579,961	560,281	613,500	756,208	679,506	3,398
Total Operating Expenses	$821,136	$808,053	$860,035	$1,020,466	$934,934	$4,675

Net Operating Income	$825,360	$948,519	$977,181	$972,974	$1,058,506	$5,293
Replacement Reserves	0	0	0	0	50,000	250
Net Cash Flow	$825,360	$948,519	$977,181	$972,974	$1,008,506	$5,043

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the January 2, 2015 rent roll.
(3)	Other Income consists of late fees, cable television, vending machine commissions, damages, administrative fees, laundry fees, application fees and utility income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOUBLETREE CHARLESTON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	North Charleston, South Carolina	Cut-off Date Principal Balance		$12,750,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$85,570.47
Size (Rooms)	149	Percentage of Initial Pool Balance		1.1%
Total Occupancy as of 12/31/2014	70.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2014	70.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1981 / 2011-2013	Mortgage Rate		4.5290%
Appraised Value	$19,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
		Borrower Sponsors(1)	Josh D. Williams, Joseph Ross and James W. Turner
Underwritten Revenues	$5,193,123
Underwritten Expenses	$3,654,318
Underwritten Net Operating Income (NOI)	$1,538,805	Escrows
Underwritten Net Cash Flow (NCF)	$1,331,080		Upfront	Monthly
Cut-off Date LTV Ratio	67.1%	Taxes	$60,907	$15,227
Maturity Date LTV Ratio	55.9%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.98x / 1.71x	FF&E(2)	$0	$8,655
Debt Yield Based on Underwritten NOI / NCF	12.1% / 10.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,750,000	100.0%	Loan Payoff	$8,945,127	70.2%
			Principal Equity Distribution	3,319,040	26.0
			Closing Costs	424,926	3.3
			Reserves	60,907	0.5
Total Sources	$12,750,000	100.0%	Total Uses	$12,750,000	100.0%

(1)	Josh D. Williams, Joseph Ross and James W. Turner are the non-recourse carveout guarantors under the Doubletree Charleston Loan.
(2)
On each monthly due date, the borrower is required to fund the FF&E reserve in an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement or (b) (i) during the 2015 calendar year, 2% of the borrower’s gross revenues over the trailing 12-month period, (ii) during the 2016 calendar year, 3% of the borrower’s gross revenues over the trailing 12-month period and (iii) during each calendar year thereafter, 4% of the borrower’s gross revenues over the trailing 12-month period.

The following table presents certain information relating to the 2014 demand analysis with respect to the Doubletree Charleston Property based on market segmentation, as provided in the appraisal for the Doubletree Charleston Property:

Estimated Accommodated Room Night Demand(1)
Property	Commercial	Meeting and Group	Leisure
Doubletree Charleston	60.0%	15.0%	25.0%

(1)	Source: Appraisal.

The following table presents certain information relating to TTM December 2014 penetration rates relating to the Doubletree Charleston Property, as provided in the December 2014 travel research report:

TTM December 2014 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Doubletree Charleston	92.3%	104.6%	96.5%

(1)	Source: December 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Doubletree Charleston Property:

Doubletree Charleston(1)
	2013(2)	2014	Underwritten
Occupancy	41.3%	70.2%	70.2%
ADR	$113.39	$116.78	$116.78
RevPAR	$46.82	$82.02	$82.02

(1)	As provided by the borrower.
(2)	The Doubletree Charleston Property closed in November 2011 and re-opened in January 2013 after undergoing a complete renovation and re-flagging from a Ramada Inn.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOUBLETREE CHARLESTON

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Doubletree Charleston Property:

Cash Flow Analysis(1)

	2013(2)	2014	Underwritten	Underwritten $ per Room
Room Revenue	$2,546,356	$4,460,525	$4,591,790	$30,817
Food & Beverage Revenue	354,173	515,651	530,811	3,562
Other Revenue(3)	37,402	68,508	70,522	473
Total Revenue	$2,937,931	$5,044,684	$5,193,123	$34,853

Room Expense	$588,977	$854,131	$879,266	$5,901
Food & Beverage Expense	422,950	541,990	557,925	3,744
Other Expense	54,331	53,693	55,272	371
Total Departmental Expense	$1,066,258	$1,449,814	$1,492,463	$10,017
Total Undistributed Expense	1,263,629	1,788,606	1,886,160	12,659
Total Fixed Charges	155,711	274,795	275,695	1,850
Total Operating Expenses	$2,485,598	$3,513,215	$3,654,318	$24,526

Net Operating Income	$452,333	$1,531,469	$1,538,805	$10,328
FF&E	117,517	201,787	207,725	1,394
Net Cash Flow	$334,816	$1,329,682	$1,331,080	$8,933

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Doubletree Charleston Property closed in November 2011 and re-opened in January 2013 after undergoing a complete renovation and re-flagging from a Ramada Inn.
(3)	Other Revenue consists of telephone, vending, gift shop, in-room movies and miscellaneous other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

EASTMONT TOWN CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Oakland, California	Cut-off Date Principal Balance(2)		$12,325,000
Property Type	Office	Cut-off Date Principal Balance per SF		$80.36
Size (SF)	514,236	Percentage of Initial Pool Balance		1.1%
Total Occupancy as of 3/4/2015	80.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/4/2015	80.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1970 / 2007	Mortgage Rate(3)		5.1100%
Appraised Value	$59,000,000	Original Term to Maturity/ARD (Months)		60/90
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$8,737,431	Borrower Sponsors(4)	Vertical Ventures Capital, LLC and Hamid Rezapour
Underwritten Expenses	$3,921,466	Escrows
Underwritten Net Operating Income (NOI)	$4,815,965		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,198,882	Taxes	$169,755	$84,878
Cut-off Date LTV Ratio(1)	70.0%	Insurance	$29,313	$9,771
Maturity Date/ARD LTV Ratio(1)	64.7%	Replacement Reserves	$0	$8,571
DSCR Based on Underwritten NOI / NCF(1)	1.79x / 1.56x	TI/LC	$0	$42,853
Debt Yield Based on Underwritten NOI / NCF(1)	11.7% / 10.2%	Other(5)	$505,480	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,325,000	72.5%	Purchase Price	$54,000,000	94.7%
Principal’s New Cash Contribution	15,687,597	27.5	Closing Costs	2,308,049	4.0
			Reserves	704,548	1.2

Total Sources	$57,012,597	100.0%	Total Uses	$57,012,597	100.0%

(1)	Calculated based on the aggregate balance of the Eastmont Town Center Loan Combination.
(2)
The Cut-off Date Balance of $12,325,000 represents note A-1 of a $41,325,000 loan combination evidenced by two pari passu notes.  The companion loan evidenced by note A-2 represents the controlling interest with a principal balance of $29,000,000 as of the Cut-off Date.  Note A-2 will be contributed to a subsequent securitization.

(3)
If the Eastmont Town Center Loan is not paid in full on or before the anticipated repayment date of April 1, 2020, the Eastmont Town Center Loan will accrue interest through the final maturity date at a rate per annum equal to the greater of (i) the Mortgage Rate plus 3.0% and (ii) the then current 5 year yield on U.S. Treasury obligations plus 3.0%.

(4)	Vertical Ventures Capital, LLC and Hamid Rezapour are the non-recourse guarantors under the Eastmont Town Center Loan.
(5)	Other upfront reserve represents a $505,480 reserve for deferred maintenance, which includes $490,000 for roof replacement.

The following table presents certain information relating to the tenants at the Eastmont Town Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(2)	Renewal / Extension Options
Alameda Co- Adult and Aging	AAA / Aa2 / AAA	55,000	10.7%	$1,490,720	19.2%	$27.10	10/31/2023	NA
Alameda Co- Self Sufficiency	AAA / Aa2 / AAA	72,368	14.1	1,306,516	16.8	18.05	11/30/2024	NA
Alameda Co- Behavioral Health	AAA / Aa2 / AAA	45,051	8.8	1,123,928	14.5	24.95	2/28/2021	NA
Alameda County Wellness Center	AAA / Aa2 / AAA	38,114	7.4	776,025	10.0	20.36	5/31/2018	NA
City of Oakland- Police Dept.(3)	A / Aa3 / AA-	64,000	12.4	728,285	9.4	11.38	12/31/2022	2, 5-year options
Alameda Public Health WIC	AAA / Aa2 / AAA	17,601	3.4	357,727	4.6	20.32	5/31/2024	NA
GSA- Social Security(4)	AAA / Aaa / AA+	9,359	1.8	249,774	3.2	26.69	2/28/2028	NA
Coalition Elders Independence	NR / NR / NR	11,860	2.3	240,952	3.1	20.32	7/31/2028	NA
RAI Care Centers of Northern CA	NR / NR / NR	10,097	2.0	230,918	3.0	22.87	12/31/2018	1, 5-year option
Center for Elders Independence	NR / NR / NR	10,500	2.0	230,779	3.0	21.98	5/31/2021	NA
Ten Largest Owned Tenants		333,950	64.9%	$6,735,624	86.7%	$20.17
Remaining Owned Tenants		77,234	15.0	1,037,176	13.3	13.43
Vacant Spaces (Owned Spaces)		103,052	20.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		514,236	100.0%	$7,772,800	100.0%	$18.90

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	All leases are assumed to remain in place through contractual expiration even if early termination options are available.
(3)	City of Oakland- Police Dept. can terminate its lease on November 16, 2018 with 90 days’ notice.
(4)	GSA – Social Security can terminate its lease any time after February 2023 with 90 days’ notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

EASTMONT TOWN CENTER

The following table presents certain information relating to the lease rollover schedule at the Eastmont Town Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	12,232	2.4	2.4%	134,964	1.7	11.03	2
2016	28,138	5.5	7.9%	329,581	4.2	11.71	9
2017	5,982	1.2	9.0%	96,749	1.2	16.17	3
2018	72,918	14.2	23.2%	1,346,979	17.3	18.47	6
2019	3,115	0.6	23.8%	77,103	1.0	24.75	2
2020	1	0.0	23.8%	10	0.0	10.00	1
2021	55,551	10.8	34.6%	1,354,707	17.4	24.39	2
2022	64,000	12.4	47.0%	728,285	9.4	11.38	1
2023	55,000	10.7	57.7%	1,490,720	19.2	27.10	1
2024	93,028	18.1	75.8%	1,722,976	22.2	18.52	3
2025	0	0.0	75.8%	0	0.0	0.00	0
2026 & Thereafter	21,219	4.1	80.0%	490,726	6.3	23.13	2
Vacant	103,052	20.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	514,236	100.0%		$7,772,800	100.0%	$18.90	32

(1)	Calculated based on approximate SF occupied by each Owned Tenant per the rent roll dated March 4, 2015.

The following table presents certain information relating to historical leasing at the Eastmont Town Center Property:

Historical Leased %(1)
	2013	2014	As of 3/4/2015
Owned Space	NAP	NAP	80.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Eastmont Town Center Property:

Cash Flow Analysis(1)
	2012	2013	2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,127,320	$7,390,269	$7,681,212	$7,772,800	$15.12
Contractual Rent Steps	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	1,978,598	3.85
Total Rent	$7,127,320	$7,390,269	$7,681,212	$9,751,398	$18.96
Total Reimbursables	1,347,461	1,520,536	1,414,886	1,124,911	2.19
Other Income	235,727	280,463	262,174	72,095	0.14
Vacancy & Credit Loss	0	0	0	(2,210,974)	(4.30)
Effective Gross Income	$8,710,508	$9,191,268	$9,358,272	$8,737,431	$16.99

Total Operating Expenses	$4,333,270	$4,288,673	$4,200,038	$3,921,466	$7.63

Net Operating Income	$4,377,238	$4,902,595	$5,158,234	$4,815,965	$9.37
TI/LC	0	0	0	514,236	1.00
Capital Expenditures	0	0	0	102,847	0.20
Net Cash Flow	$4,377,238	$4,902,595	$5,158,234	$4,198,882	$8.17

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on contractual rents as of March 4, 2015 and the average rents of the credit tenants over the five year loan term (based on the anticipated repayment date).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

VICTORY CROSSING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Portsmouth, Virginia	Cut-off Date Principal Balance	$11,100,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$102.80
Size (SF)	107,973	Percentage of Initial Pool Balance	1.0%
Total Occupancy as of 1/15/2015(1)	96.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/15/2015(1)	96.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate	4.1200%
Appraised Value	$14,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsors(2)	William S. Harvin and Howard E. Bowen
Underwritten Revenues	$1,556,903
Underwritten Expenses	$355,006	Escrows
Underwritten Net Operating Income (NOI)	$1,201,896	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,130,634	Taxes	$44,550	$14,143
Cut-off Date LTV Ratio	75.0%	Insurance	$26,851	$2,131
Maturity Date LTV Ratio	63.4%	Replacement Reserves(3)	$0	$1,800
DSCR Based on Underwritten NOI / NCF	1.86x / 1.75x	TI/LC(4)	$0	$4,139
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.2%	Other(5)	$17,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,100,000	100.0%	Loan Payoff	$9,621,714	86.7%
			Principal Equity Distribution	1,107,729	10.0
			Closing Costs	281,657	2.5
			Reserves	88,901	0.8
Total Sources	$11,100,000	100.0%	Total Uses	$11,100,000	100.0%

(1)
The Victory Crossing Property is currently 100% occupied. The Ashley Stewart lease (4,000 SF) expires on June 30, 2015 and has not yet been renewed.  Therefore, the Ashley Stewart space was underwritten as vacant.

(2)	William S. Harvin and Howard E. Bowen are the non-recourse carveout guarantors under the Victory Crossing Loan.
(3)	Replacement Reserves are capped at $43,200.
(4)	TI/LC reserves are capped at $150,000.
(5)	Other upfront reserve of $17,500 represents the Simply Fashion free rent reserve.

The following table presents certain information relating to the major tenants (which tenants may, in certain cases, have co-tenancy provisions) at the Victory Crossing Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Farm Fresh	B/B3/B+	57,278	53.0%	$544,141	41.4%	$9.50	8/23/2023	NA	NA	5, 5-year options
Olive Ole	NR/NR/NR	6,750	6.3	96,188	7.3	14.25	4/30/2018	NA	NA	1, 5-year option
Jumbo Buffet / Jade House	NR/NR/NR	5,800	5.4	93,554	7.1	16.13	1/31/2021	NA	NA	1, 5-year option
SunTrust Bank	BBB+/Baa1/BBB+	2,680	2.5	64,320	4.9	24.00	3/31/2020	NA	NA	1, 5-year option
Rent A Center	NR/NR/NR	4,000	3.7	53,760	4.1	13.44	10/31/2016	NA	NA	1, 5-year option
Simply Fashion	NR/NR/NR	5,250	4.9	52,500	4.0	10.00	4/30/2018	NA	NA	2, 3-year option
Sports Zone	NR/NR/NR	3,180	2.9	50,244	3.8	15.80	1/31/2018	$253(2)	6.2%	NA
Payless ShoeSource	NR/NR/NR	3,000	2.8	49,560	3.8	16.52	9/30/2019	NA	NA	NA
EZ Pass / Faneuil, Ltd.	NR/NR/NR	2,120	2.0	44,986	3.4	21.22	12/31/2018	NA	NA	2, 5-year options
Curb Appeal	NR/NR/NR	2,520	2.3	42,538	3.2	16.88	3/31/2016	$151(3)	11.2%	2, 5-year options
Ten Largest Owned Tenants		92,578	85.7%	$1,091,791	83.0%	$11.79
Remaining Owned Tenants		11,395	10.6	224,077	17.0	19.66
Vacant Spaces (Owned Space)(4)		4,000	3.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		107,973	100.0%	$1,315,868	100.0%	$12.66

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of November 30, 2014 annualized.
(3)	Tenant Sales are as of July 31, 2014 annualized.
(4)
The Victory Crossing Property is currently 100% occupied. The Ashley Stewart lease (4,000 SF) expires on June 30, 2015 and has not yet been renewed.  Therefore, the Ashley Stewart space was underwritten as vacant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

VICTORY CROSSING

The following table presents certain information relating to the lease rollover schedule:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,000	0.9%	0.9%	$17,220	1.3%	$17.22	1
2015	2,520	2.3	3.3%	48,598	3.7	19.29	2
2016	9,040	8.4	11.6%	147,970	11.2	16.37	4
2017	0	0.0	11.6%	0	0.0	0.00	0
2018	18,560	17.2	28.8%	265,300	20.2	14.29	5
2019	4,575	4.2	33.1%	80,383	6.1	17.57	2
2020	2,680	2.5	35.5%	64,320	4.9	24.00	1
2021	7,060	6.5	42.1%	118,956	9.0	16.85	2
2022	0	0.0	42.1%	0	0.0	0.00	0
2023	57,278	53.0	95.1%	544,141	41.4	9.50	1
2024	0	0.0	95.1%	0	0.0	0.00	0
2025	1,260	1.2	96.3%	28,980	2.2	23.00	1
2026 & Thereafter	0	0.0	96.3%	0	0.0	0.00	0
Vacant(2)	4,000	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	107,973	100.0%		$1,315,868	100.0%	$12.66	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
The Victory Crossing Property is currently 100% occupied. The Ashley Stewart lease (4,000 SF) expires on June 30, 2015 and has not yet been renewed.  Therefore, the Ashley Stewart space was underwritten as vacant.

The following table presents certain information relating to historical leasing at the Victory Crossing Property:

Historical Leased %(1)
	2011	2012	2013	2014	As of 1/15/2015(2)
Owned Space	99.0%	97.0%	99.0%	96.0%	96.3%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.
(2)
The Victory Crossing Property is currently 100% occupied. The Ashley Stewart lease (4,000 SF) expires on June 30, 2015 and has not yet been renewed.  Therefore, the Ashley Stewart space was underwritten as vacant.

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Victory Crossing Property:

Cash Flow Analysis(1)
	2011	2012	2013	2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,276,595	$1,247,101	$1,265,369	$1,273,586	$1,300,385	$12.04
Contractual Rent Steps	0	0	0	0	20,336	0.19
Overage Rent	0	0	0	0	(4,853)	(0.04)
Gross Up Vacancy	0	0	0	0	52,000	0.48
Total Rent	$1,276,595	$1,247,101	$1,265,369	$1,273,586	$1,367,868	$12.66
Total Reimbursables	238,897	234,016	234,594	223,911	262,500	2.43
Other Income(3)	25,042	23,292	21,007	22,169	22,169	0.21
Less Vacancy & Credit Loss	0	0	0	0	(95,634)	(0.89)
Effective Gross Income	$1,540,533	$1,504,408	$1,520,970	$1,519,666	$1,556,903	$14.42

Total Operating Expenses	$302,651	$352,589	$335,939	$326,976	$355,006	$3.29

Net Operating Income	$1,237,882	$1,151,819	$1,185,031	$1,192,690	$1,201,896	$11.13
TI/LC	0	0	0	0	49,668	0.46
Capital Expenditures	0	0	0	0	21,595	0.20
Net Cash Flow	$1,237,882	$1,151,819	$1,185,031	$1,192,690	$1,130,634	$10.47

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of January 15, 2015 and rent steps through February 1, 2016.
(3)	Other Income includes tenant water reimbursements, which are billed separately to the tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states are required to impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.  Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, credit institutions, investment firms or the other types of EEA regulated investors mentioned above are unlikely to be able to hold the certificates. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

—
Section 939A of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the U.S. federal banking agencies to modify their existing regulations to remove any reliance on credit ratings including, but not limited to, the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions, and the federal banking agencies’ risk-based capital guidelines regulations.  As a general rule, national banks are permitted to invest only in “investment grade” instruments, which under pre-existing regulations has been determined based on the credit ratings assigned to these instruments.  These national bank investment-grade standards are incorporated into statutes and regulations governing the investing authority of most state banks, and thus most state banks are required to adhere to these same investment grade standards.  In June 2012, the regulator of national banks (the Office of the Comptroller of the Currency) revised its regulatory definition of “investment grade” to require a bank’s determination regarding whether “the issuer of a security has adequate capacity to meet financial commitments under the security for the projected life of the asset or exposure.”  While national banks may continue to consider credit ratings, they may not rely exclusively on such ratings and must conduct separate due diligence to confirm the investment grade of the instruments.  These changes became fully effective January 1, 2013.  In addition, new capital regulations were issued by the banking regulators in July 2013 that determine the capital requirements of banks and bank holding companies without reference to the credit ratings assigned to the investment securities they hold and these capital regulations began phasing in on January 1, 2014.  As a result of these new regulations, investments in CMBS by depository institutions and their holding companies may result in greater capital charges to these financial institutions, and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes and the attractiveness of investments in CMBS for such entities.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds.  The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014.  Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension).  In the interim, banking entities must make good-faith efforts to conform their activities and investments to the Volcker Rule.  Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.  The general effects of the Volcker Rule remain uncertain.  Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—
Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity  typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or the guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon completion”, “prospective as-is” or “as-is / as stabilized” values, prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” “prospective market value upon completion”, “prospective as-is” or “as-is / as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses
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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

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In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

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Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC.  If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well.  The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).   The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor.  However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive.  Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans.  The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

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The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

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State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local  and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.